ATTACHMENT 2











                                    RESTATED

                                   NEW ENGLAND

                              POWER POOL AGREEMENT







 (Restated to reflect changes effected by the Fifth Supplement to Thirty-Third
     Agreement Amending New England Power Pool Agreement, and the Fortieth Agreement Amending New England Power Pool Agreement, and all prior amendments)

                                TABLE OF CONTENTS



PART ONE - INTRODUCTION.......................................................1

SECTION 1 - DEFINITIONS.......................................................1
         1.1      Adjusted Load...............................................2
         1.2      Adjusted Monthly Peak.......................................2
         1.3      Adjusted Net Interchange....................................2
         1.4      AGC Capability..............................................3
         1.5      AGC Entitlement.............................................3
         1.6      Agreement...................................................4
         1.7      Annual Transmission Revenue Requirements....................4
         1.8      Automatic Generation Control or AGC.........................4
         1.9      Bid Price...................................................5
         1.10     Commission..................................................5
         1.11     Control Area................................................5
         1.12     Curtailment.................................................6
         1.13     Direct Assignment Facilities................................7
         1.14     Dispatch Price..............................................7
         1.15     EHV PTF.....................................................8
         1.16     Electrical Load.............................................8
         1.17     Eligible Customer...........................................9
         1.18     Energy.....................................................10
         1.19     Energy Entitlement.........................................10
         1.20     Entitlement................................................11
         1.21     Entity.....................................................11
         1.22     Excepted Transaction.......................................12
         1.23     Executive Committee........................................12
         1.24     Facilities Study...........................................13
         1.25     Firm Contract..............................................13
         1.26     First Effective Date.......................................13
         1.27     Good Utility Practice......................................13
         1.28     HQ Contracts...............................................14
         1.29     HQ Energy Banking Agreement................................14
         1.30     HQ Interconnection.........................................14
         1.31     HQ Interconnection Agreement...............................15
         1.32     HQ Interconnection Capability Credit.......................15
         1.33     HQ Interconnection Transfer Capability.....................16
         1.34     HQ Net Interconnection Capability Credit...................17

                                                                           PAGE
                                                                           ----

         1.35     HQ Phase I Energy Contract.................................17
         1.36     HQ Phase I Percentage......................................17
         1.37     HQ Phase I Transfer Credit.................................18
         1.38     HQ Phase II Firm Energy Contract...........................18
         1.39     HQ Phase II Gross Transfer Responsibility..................18
         1.40     HQ Phase II Net Transfer Responsibility....................19
         1.41     HQ Phase II Percentage.....................................19
         1.42     HQ Phase II Transfer Credit................................19
         1.43     HQ Use Agreement...........................................19
         1.44     Installed Capability.......................................20
         1.45     Installed Capability Entitlement...........................20
         1.46     Installed Capability Responsibility........................21
         1.47     Installed System Capability................................21
         1.48     Interchange Transactions...................................21
         1.49     Internal Point-to-Point Service............................21
         1.50     Interruption...............................................21
         1.51     ISO........................................................22
         1.52     Kilowatt...................................................22
         1.53     Load.......................................................22
         1.54     Local Network..............................................24
         1.56     Lower Voltage PTF..........................................24
         1.57     Management Committee.......................................25
         1.58     Market Reliability Planning Committee......................25
         1.59     Monthly Peak...............................................25
         1.60     NEPOOL.....................................................25
         1.61     NEPOOL Control Area........................................25
         1.62     NEPOOL Installed Capability................................26
         1.63     NEPOOL Installed Capability Responsibility.................27
         1.64     NEPOOL Objective Capability................................27
         1.65     New Unit...................................................27
         1.66     Non-Participant............................................27
         1.67     Operable Capability........................................28
         1.68     Operable Capability Entitlement............................28
         1.69     Operable Capability Requirement ...........................29
         1.70     Operable System Capability.................................29
         1.71     Operating Reserve..........................................29
         1.72     Operating Reserve Entitlement..............................29
         1.73     Other HQ Energy............................................30

                                                                           PAGE
                                                                           ----

         1.74     Participant................................................30
         1.75     Pool-Planned Facility......................................31
         1.76     Pool-Planned Unit..........................................31
         1.77     Power Year.................................................31
         1.78     Prior NEPOOL Agreement.....................................31
         1.79     Proxy Unit.................................................31
         1.80     PTF........................................................32
         1.81     Regional Market Operations Committee.......................32
         1.82     Regional Network Service...................................32
         1.83     Regional Transmission Operations Committee.................32
         1.84     Regional Transmission Planning Committee...................32
         1.85     Related Person.............................................33
         1.86     Scheduled Dispatch Period..................................33
         1.87     Second Effective Date......................................33
         1.88     Service Agreement..........................................34
         1.89     Summer Capability..........................................34
         1.90     Summer Period..............................................34
         1.91     System Contract............................................34
         1.92     System Impact Study........................................35
         1.93     System Operator............................................35
         1.94     Target Availability Rate...................................36
         1.95     Tariff.....................................................36
         1.96     Third Effective Date.......................................36
         1.97     Through or Out Service.....................................36
         1.99     Transmission Customer......................................37
         1.100    Transmission Provider......................................37
         1.101    Unit Contract..............................................37
         1.102    Voting Share...............................................38
         1.103    Winter Capability..........................................38
         1.104    Winter Period..............................................38
         1.105    10-Minute Spinning Reserve.................................38
         1.106    10-Minute Non-Spinning Reserve.............................39
         1.107    30-Minute Operating Reserve................................40
         1.108    33rd Amendment.............................................41
         1.109 Modification of Certain Definitions When a Participant Purchases a Portion of Its Requirements from Another
                  Participant Pursuant to Firm Contract......................42

                                                                           PAGE
                                                                           ----

SECTION 2 - PURPOSE; EFFECTIVE DATES.........................................45
         2.1      Purpose....................................................45
         2.2      Effective Dates; Transitional Provisions...................45

SECTION 3 - MEMBERSHIP.......................................................46
         3.1      Membership.................................................46
         3.2      Operations Outside the Control Area........................48
         3.3      Lack of Place of Business in New England...................48
         3.4      Obligation for Deferred Expenses...........................49
         3.5      Financial Security.........................................49

SECTION 4 - STATUS OF PARTICIPANTS...........................................50
         4.1      Treatment of Certain Entities as Single Participant........50
         4.2      Participants to Retain Separate Identities.................51

SECTION 5 - NEPOOL OBJECTIVES AND COOPERATION BY
                  PARTICIPANTS...............................................52
         5.1      NEPOOL Objectives..........................................52
         5.2      Cooperation by Participants................................53

PART TWO - GOVERNANCE........................................................54

SECTION 6 - MANAGEMENT COMMITTEE.............................................54
         6.1      Membership.................................................54
         6.2      Term of Members............................................55
         6.3      Votes......................................................55
         6.4      Number of Votes Necessary for Action.......................64
         6.5      Proxies....................................................65
         6.6      Alternates.................................................65
         6.7      Officers...................................................65
         6.8      Meetings...................................................66
         6.9      Notice of Meetings.........................................66
         6.10     Adoption of Budgets........................................66
         6.11     Adoption of Bylaws.........................................67
         6.12     Establishing Reliability Standards.........................67
         6.13     Appointment and Compensation of NEPOOL Personnel...........68
         6.14     Duties and Authority.......................................68

                                                                           PAGE
                                                                           ----

         6.15     Attendance of Members of Management Committee at Other
                  Committee Meetings.........................................74

SECTION 7 - EXECUTIVE COMMITTEE..............................................74
         7.1      Organization...............................................74
         7.2      Membership.................................................75
         7.3      Term of Members............................................77
         7.4      Alternates.................................................78
         7.5      Votes......................................................78
         7.6      Number of Votes Necessary for Action.......................79
         7.7      Officers...................................................79
         7.8      Meetings...................................................80
         7.9      Notice of Meetings.........................................80
         7.10     Notice to Members of Management Committee of Actions by
                  Executive Committee........................................81
         7.11     Appeal of Actions to Management Committee..................81

SECTION 8 - MARKET RELIABILITY PLANNING COMMITTEE............................82
         8.1      Organization...............................................82
         8.2      Membership.................................................82
         8.3      Term of Members............................................84
         8.4      Voting.....................................................85
         8.5      Alternates.................................................86
         8.6      Officers...................................................87
         8.7      Meetings...................................................87
         8.8      Notice of Meetings.........................................87
         8.9      Notice to Members of Management Committee..................88
         8.10     Appeal of Actions to Management Committee..................88
         8.11     Responsibilities...........................................89
         8.12     Functional Planning Committees.............................91
         8.13     Appointment of Task Forces.................................92
         8.14     Consultants, Computer Time and Expenses....................93
         8.15     Further Powers and Duties..................................93
         8.16     Reports to Management Committee............................93
         8.17     Joint Meetings With Regional Transmission Planning
                  Committee..................................................94

SECTION 9 - REGIONAL TRANSMISSION PLANNING COMMITTEE.........................94
         9.1      Organization...............................................94

                                                                           PAGE
                                                                           ----

         9.2      Membership.................................................95
         9.3      Term of Members............................................97
         9.4      Voting.....................................................97
         9.5      Alternates.................................................99
         9.6      Officers...................................................99
         9.7      Meetings...................................................99
         9.8      Notice of Meetings........................................100
         9.9      Notice to Members of Management Committee.................100
         9.10     Appeal of Actions to Management Committee.................101
         9.11     Responsibilities..........................................101
         9.12     Functional Planning Committees............................103
         9.13     Appointment of Task Forces................................105
         9.14     Consultants, Computer Time and Expenses...................105
         9.15     Further Powers and Duties.................................105
         9.16     Reports to Management Committee...........................106
         9.17     Joint Meetings With Market Reliability Planning Committee.106

SECTION 10 - REGIONAL MARKET OPERATIONS COMMITTEE...........................106
         10.1     Organization..............................................106
         10.2     Membership................................................107
         10.3     Terms of Members..........................................109
         10.4     Voting....................................................109
         10.5     Alternates................................................111
         10.6     Officers..................................................111
         10.7     Meetings..................................................111
         10.8     Notice of Meetings........................................112
         10.9     Notice to Members of Management Committee.................112
         10.10    Appeal of Actions to Management Committee.................113
         10.11    Appointment of Task Forces................................113
         10.12    Consultants, Computer Time and Expenses...................114
         10.13    Responsibilities..........................................114
         10.14    Further Powers and Duties.................................117
         10.15    Development of Rules Relating to Non-Participant Supply
                  and Demand-side Resources.................................117
         10.16    Joint Meetings with Regional Transmission Operations
                  Committee.................................................118
SECTION 11 - REGIONAL TRANSMISSION OPERATIONS COMMITTEE.....................118
         11.1     Organization..............................................118

                                                                           PAGE
                                                                           ----

         11.2     Membership................................................118
         11.3     Terms of Members..........................................121
         11.4     Voting....................................................121
         11.5     Alternates................................................123
         11.6     Officers..................................................123
         11.7     Meetings..................................................123
         11.8     Notice of Meetings........................................124
         11.9     Notice to Members of Management Committee.................124
         11.10    Appeal of Actions to Management Committee.................125
         11.11    Appointment of Task Forces................................125
         11.12    Consultants, Computer Time and Expenses...................126
         11.13    Responsibilities..........................................126
         11.14    Further Powers and Duties.................................127
         11.15    Joint Meetings with Regional Market Operations Committee..128

PART THREE - MARKET PROVISIONS..............................................128

SECTION 12 - INSTALLED CAPABILITY AND OPERABLE CAPABILITY
                   OBLIGATIONS AND PAYMENTS.................................128
         12.1     Obligations to Provide Installed Capability and Operable
                  Capability................................................128
         12.2     Computation of Installed Capability Responsibilities......129
         12.3     Computation of Operable Capability Requirements...........147
         12.4     Bids to Furnish Installed Capability or Operable
                  Capability................................................148
         12.5     Consequences of Deficiencies in Installed Capability
                  Responsibility............................................148
         12.6     Consequences of Deficiencies in Operable Capability
                  Requirements..............................................151
         12.7     Payments to Participants Furnishing Installed Capability
                  and Operable Capability...................................153

SECTION 13 - OPERATION, GENERATION, OTHER RESOURCES,
                   AND INTERRUPTIBLE CONTRACTS..............................155
         13.1     Maintenance and Operation in Accordance with Good Utility
                  Practice..................................................155
         13.2     Central Dispatch..........................................155
         13.3     Maintenance and Repair....................................156
         13.4     Objectives of Day-to-Day System Operation.................157
         13.5     Satellite Membership......................................158

                                                                           PAGE
                                                                           ----

SECTION 14 - INTERCHANGE TRANSACTIONS.......................................158
         14.1     Obligation for Energy, Operating Reserve and Automatic
                  Generation Control........................................158
         14.2     Obligation to Bid or Schedule, and Right to Receive
                  Energy, Operating Reserve and Automatic Generation
                  Control...................................................162
         14.3     Amount of Energy, Operating Reserve and Automatic
                  Generation Control Received or Furnished..................168
         14.4     Payments by Participants Receiving Energy Service,
                  Operating Reserve and Automatic Generation Control........171
         14.5     Payments to Participants Furnishing Energy Service,
                  Operating Reserve, and Automatic Generation Control.......173
         14.6     Energy Transactions with Non-Participants.................176
         14.7     Participant Purchases Pursuant to Firm Contracts and
                  System Contracts..........................................178
         14.8     Determination of Energy Clearing Price....................180
         14.9     Determination of Operating Reserve Selling Price and
                  Clearing Price............................................181
         14.10    Determination of AGC Clearing Price.......................185
         14.11    Funds to or from which Payments are to be Made............186
         14.12 Development of Rules Relating to Nuclear and Hydroelectric Generating Facilities, Limited-Fuel Generating Facilities,
                  and Interruptible Loads...................................196
         14.13    Dispatch and Billing Rules During Energy Shortages........197
         14.14    Congestion Uplift.........................................197
         14.15    Additional Uplift Charges.  ..............................202

PART FOUR - TRANSMISSION PROVISIONS.........................................203

SECTION 15 - OPERATION OF TRANSMISSION FACILITIES...........................203
         15.1     Definition of PTF.........................................203
         15.2     Maintenance and Operation in Accordance with Good Utility
                  Practice..................................................207
         15.3     Central Dispatch..........................................207
         15.4     Maintenance and Repair....................................207
         15.5     Additions to or Upgrades of PTF...........................208

SECTION 16 - SERVICE UNDER TARIFF...........................................211
         16.1     Effect of Tariff..........................................211

                                                                           PAGE
                                                                           ----

         16.2     Obligation to Provide Regional Service....................211
         16.3     Obligation to Provide Local Network Service...............212
         16.4     Transmission Service Availability.........................215
         16.5     Transmission Information..................................215
         16.6     Distribution of Transmission Revenues.....................216
         16.7     Changes to Tariff.........................................219

SECTION 17 - POOL-PLANNED UNIT SERVICE......................................220
         17.1     Effective Period..........................................220
         17.2     Obligation to Provide Service.............................220
         17.3     Rules for Determination of Facilities Covered by Particular
                  Transactions..............................................221
         17.4     Payments for Uses of EHV PTF During the Transition Period.223
         17.5     Payments for Uses of Lower Voltage PTF....................228
         17.6     Use of Other Transmission Facilities by Participants......228
         17.7     Limits on Individual Transmission Charges.................229

PART FIVE - GENERAL.........................................................230

SECTION 18 - GENERATION AND TRANSMISSION FACILITIES.........................230
         18.1     Designation of Pool-Planned Facilities....................230
         18.2     Construction of Facilities................................231
         18.3     Protective Devices for Transmission Facilities and Automatic
                  Generation Control Equipment..............................231
         18.4     Review of Participant's Proposed Plans....................232
         18.5     Participant to Avoid Adverse Effect.......................233

SECTION 19 - EXPENSES.......................................................235
         19.1     Annual Fee................................................235
         19.2     NEPOOL Expenses...........................................235

SECTION 20 - INDEPENDENT SYSTEM OPERATOR....................................236

SECTION 21 - MISCELLANEOUS PROVISIONS.......................................242
         21.1     Alternative Dispute Resolution............................242
         21.2     Payment of Pool Charges; Termination of Status as
                  Participant...............................................255
         21.3     Assignment................................................259
         21.4     Force Majeure.............................................260

                                                                           PAGE
                                                                           ----

         21.5     Waiver of Defaults........................................261
         21.6     Other Contracts...........................................261
         21.7     Liability and Insurance...................................262
         21.8     Records and Information...................................263
         21.9     Consistency with NPCC and NERC Standards..................264
         21.10    Construction..............................................264
         21.11    Amendment.................................................264
         21.12    Termination...............................................267
         21.13    Notices to Participants...................................267
         21.14    Severability and Renegotiation............................269
         21.15    No Third-Party Beneficiaries..............................270
         21.16    Counterparts..............................................270

                      RESTATED NEPOOL POWER POOL AGREEMENT


THIS  AGREEMENT  dated as of the first day of September,  1971, as amended,  was entered into by the signatories  thereto for the establishment by them of a bulk power pool to be known as NEPOOL and is  restated  by an  amendment  dated as of

July 20, 1998.


In  consideration  of  the  mutual  agreements  and  undertakings   herein,  the

signatories hereby agree as follows:

                                    PART ONE

                                  INTRODUCTION


                                    SECTION 1

                                   DEFINITIONS
                                   -----------

Whenever used in this  Agreement,  in either the singular or plural number,  the following  terms shall have the following  respective  meanings (an asterisk (*)

indicates  that the  definition  may be  modified in certain  cases  pursuant to

Section 1.109):

1.1      Adjusted  Load * (not  less  than  zero) of a  Participant  during  any
         --------------
         particular  hour is the  Participant's  Load  during such hour less any

         Kilowatts  received (or Kilowatts which would have been received except for the application of Section 14.7(b)) by such Participant pursuant to a Firm Contract.


1.2      Adjusted Monthly Peak of a Participant for a month is its Monthly Peak,
         ---------------------
         provided  that if there has been a transfer  between  Participants,  in whole or part, of the responsibilities under this Agreement during such month  pursuant to a Firm Contract,  the Adjusted  Monthly Peak of each such Participant shall reflect the effect of such transaction,  but the

         Adjusted  Monthly Peak of a  Participant  shall not be changed from the

         Monthly Peak to reflect the effect of any other transaction.


1.3      Adjusted  Net  Interchange  of a  Participant  for an  hour  is (a) the
         --------------------------
         Kilowatts  produced by or delivered to the Participant  from its Energy

         Entitlements  or pursuant to  arrangements  entered into under  Section

         14.6, as adjusted in accordance  with uniform  market  operation  rules approved by the Regional Market Operations Committee to take account of associated electrical losses, as appropriate,  minus (b) the sum of (i)

         the Electrical Load of the Participant for the hour, and (ii) the kilowatthours delivered by such Participant to other Participants  pursuant to Firm Contracts or System Contracts,  in accordance  with the treatment  agreed to pursuant to Section  14.7(a),

         together with any associated electrical losses.


1.4      AGC Capability of an electric  generating  unit or combination of units
         --------------
         is the maximum  dependable  ability of the unit or units to increase or decrease  the level of output  within a time frame  specified by market operation rules approved by the Regional Market  Operations  Committee,

         in response to a remote  direction from the System Operator in order to maintain  currently  proper  power  flows  into  and out of the  NEPOOL

         Control Area and to control frequency.


1.5      AGC  Entitlement  is (a)  the  right  to all or a  portion  of the  AGC
         ----------------
         Capability  of a generating  unit or  combination  of units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser,  reduced by (b) any  portion  thereof  which such  Entity is
                     ----------
         selling  pursuant  to a Unit  Contract,  and  (c)  further  reduced  or
                                                                     -----------
         increased,   as  appropriate,   to  recognize   rights  to  receive  or
         ---------
         obligations  to  supply  AGC  pursuant  to  Firm  Contracts  or  System

         Contracts in accordance with Section  14.7(a).  An AGC Entitlement in a generating unit or
         units  may,  but need not,  be  combined  with any  other  Entitlements relating  to such  generating  unit  or  units  and may be  transferred separately from the related Installed Capability Entitlement,  Operable

         Capability Entitlement, Energy

         Entitlement, or Operating Reserve Entitlements.


1.6      Agreement is this  restated  contract and  attachments,  including  the
         ---------
         Tariff, as amended and restated from time to time.


1.7      Annual Transmission  Revenue  Requirements of a Participant's PTF or of
         ------------------------------------------
         all  Participants'  PTF for purposes of this  Agreement are the amounts determined in accordance with Attachment F to the Tariff.


1.8      Automatic  Generation  Control or AGC is a measure of the  ability of a
         -------------------------------------
         generating  unit or portion thereof to respond  automatically  within a specified  time to a remote  direction  from  the  System  Operator  to increase or decrease the level of output in order to control  frequency and to maintain currently proper power flows into and out of the NEPOOL

         Control Area.

1.9      Bid Price is the amount  which a  Participant  offers to  accept,  in a
         ---------
         notice  furnished  to the  System  Operator  by it or on its  behalf in accordance  with the market  operation  rules  approved by the Regional

         Market  Operations  Committee,   as  compensation  for  (i)  furnishing

         Installed  Capability  or  Operable  Capability  to other  Participants pursuant to this Agreement,  or (ii) preparing the start up or starting up or increasing the level of operation of, and thereafter operating, a generating  unit or  units to  provide  Energy  to  other  Participants pursuant to this  Agreement,  or (iii) having a unit or units available to provide  Operating  Reserve to other  Participants  pursuant to this

         Agreement,  or (iv) having a unit or units  available to provide AGC to other  Participants  pursuant to this  Agreement,  or (v)  providing to other Participants Installed Capability,  Operable Capability,  Energy,

         Operating  Reserve  and/or AGC  pursuant  to a Firm  Contract or System

         Contract in accordance with Section 14.7.


1.10     Commission is the Federal Energy Regulatory Commission.
         ----------

1.11     Control  Area is an electric  power system or  combination  of electric
         -------------
         power systems to which a common automatic  generation control scheme is applied in order to:

                  (l)      match,  at  all  times,   the  power  output  of  the

                           generators  within the electric  power  system(s) and

                           capacity and energy  purchased from entities  outside

                           the electric  power  system(s),  with the load within

                           the electric power system(s);


                  (2)      maintain  scheduled  interchange  with other  Control

                           Areas, within the limits of Good Utility Practice;


                  (3)      maintain  the   frequency   of  the  electric   power

                           system(s) within reasonable limits in accordance with

                           Good  Utility   Practice  and  the  criteria  of  the

                           applicable regional  reliability council or the North

                           American Electric Reliability Council; and


                  (4)      provide  sufficient  generating  capacity to maintain

                           operating  reserves in  accordance  with Good Utility

                           Practice.


1.12     Curtailment is a reduction in firm or non-firm  transmission service in
         -----------
         response  to a  transmission  capacity  shortage  as a result of system reliability conditions.

1.13     Direct  Assignment  Facilities are facilities or portions of facilities
         ------------------------------
         that are Non- PTF and are  constructed  for the sole  use/benefit  of a particular Transmission Customer requesting service under the Tariff or

         Generator  Owner  requesting  an  interconnection.   Direct  Assignment

         Facilities  shall  be  specified  in  a  separate  agreement  with  the

         Transmission  Provider whose  transmission  system is to be modified to include and/or  interconnect with said Facilities,  shall be subject to applicable  Commission  requirements  and  shall  be  paid  for  by the

         Transmission  Customer  or a  Generator  Owner in  accordance  with the separate agreement and not under the Tariff.


1.14     Dispatch Price of a generating  unit or combination of units, or a Firm
         --------------
         Contract or System  Contract  permitted  to be bid to supply  Energy in accordance  with Section  14.7(b),  is the price to provide Energy from the  unit or  units or  Contract,  as  determined  pursuant  to  market operation rules approved by the Regional Market Operations Committee to incorporate the Bid Price for such Energy and any loss adjustments,  if and as appropriate under such market operation rules.

1.15     EHV PTF are PTF  transmission  lines  which are  operated  at 230 kV or
         -------
         above and related PTF  facilities,  including  transformers  which link other EHV PTF facilities,  but do not include  transformers  which step down from 230 kV or a higher voltage to a voltage below 230 kV.


1.16     Electrical  Load (in Kilowatts) of a Participant  during any particular
         ----------------
         hour is the total during such hour (eliminating any distortion  arising out of (i) Interchange  Transactions,  or (ii) transactions  across the system  of such  Participant,  or  (iii)  deliveries  between  Entities constituting a single Participant,  or (iv) other electrical losses, if and as appropriate), of


                    (a)  kilowatthours  provided  by  such  Participant  to  its retail customers for consumption, plus
                                                           ----

                    (b)  kilowatthours  of use by  such  Participant,  plus
                                                                       ----

                    (c)  kilowatthours of electrical  losses and unaccounted for use by the Participant on its system, plus
                                                               ----

                    (d)  kilowatthours  used by  such  Participant  for  pumping

                         Energy   for  its   Entitlements   in  pumped   storage

                         hydroelectric generating facilities, plus
                                                              ----

                    (e)  kilowatthours   delivered   by  such   Participant   to

                         Non-Participants.


         The  Electrical  Load  of  a  Participant  may  be  calculated  in  any reasonable manner which substantially complies with this definition.


1.17     Eligible  Customer  is the  following:  (i)  Any  Participant  that  is
         ------------------
         engaged,  or proposes to engage,  in the  wholesale or retail  electric power  business is an  Eligible  Customer  under the  Tariff.  (ii) Any

         electric  utility   (including  any  power  marketer),   Federal  power

         marketing agency,  or any other entity  generating  electric energy for sale or for resale is an Eligible  Customer under the Tariff.  Electric energy sold or produced by such entity may be electric  energy produced in the  United  States,  Canada or  Mexico.  However,  with  respect to transmission service that the Commission is prohibited from ordering by

         Section  212(h) of the Federal  Power Act, such entity is eligible only if the service is provided  pursuant  to a state  requirement  that the

         Transmission Provider with which that entity is directly interconnected offer the unbundled transmission service, or pursuant  to a  voluntary  offer of such  service  by the  Transmission

         Provider with which that entity is directly  interconnected.  (iii) Any end user  taking or  eligible to take  unbundled  transmission  service pursuant to a state  requirement  that the  Transmission  Provider with which that end user is directly  interconnected  offer the transmission service,  or  pursuant  to a  voluntary  offer of such  service  by the

         Transmission   Provider   with   which   that  end  user  is   directly

         interconnected, is an Eligible Customer under the Tariff.


1.18     Energy  is power  produced  in the  form of  electricity,  measured  in
         ------
         kilowatthours or megawatthours.


1.19     Energy  Entitlement  is (i) a right to  receive  Energy  under a System
         -------------------
         Contract or a Firm Contract in accordance with Section 14.7(a), or (ii)

         a right  to  receive  all or a  portion  of the  electric  output  of a generating  unit or units to which an  Entity is  entitled  as an owner

         (either  sole  or in  common)  or as a  purchaser  pursuant  to a  Unit

         Contract,  reduced by (iii) any  portion  thereof  which such Entity is
                    -------
         selling  pursuant  to a  Unit  Contract.  An  Energy  Entitlement  in a

         generating unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or  units  and may be

         transferred   separately   from  the   related   Installed   Capability

         Entitlement,   Operable  Capability   Entitlement,   Operating  Reserve

         Entitlements, or AGC Entitlement.


1.20     Entitlement is an Installed Capability Entitlement, Operable Capability
         -----------
         Entitlement, Energy Entitlement,  Operating Reserve Entitlement, or AGC

         Entitlement.  When used in the plural  form,  it may be any or all such

         Entitlements or combinations thereof, as the context requires.


1.21     Entity is any  person or  organization  whether  the  United  States of
         ------
         America or Canada or a state or  province  or a  political  subdivision thereof  or a  duly  established  agency  of  any of  them,  a  private corporation,  a partnership,  an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto that is either:


                  (a)      engaged  in  the   electric   power   business   (the

                           generation and/or transmission and/or distribution of

                           electricity  for  consumption  by the  public  or the

                           purchase, as a principal
                         or broker,  of Installed  Capability,  Operable

                         Capability,  Energy,  Operating Reserve, and/or AGC for

                         resale); or


                    (b)  an end user of  electricity  that is taking or eligible to take unbundled  transmission  service pursuant to an

                         effective state  requirement  that the Participant that

                         is the  Transmission  Provider with which that end user

                         is  directly   interconnected  offer  the  transmission

                         service,  or pursuant to a voluntary offer of unbundled

                         transmission   service   to  that   end   user  by  the

                         Participant  that  is the  Transmission  Provider  with

                         which that end user is directly interconnected.


1.22     Excepted Transaction is a transaction specified in Section 25 of the
         --------------------
         Tariff for the applicable period specified in that Section.


1.23     Executive Committee is the committee established pursuant to Section 7.
         -------------------

1.24     Facilities  Study is an engineering  study  conducted  pursuant to this
         -----------------
         Agreement  or the  Tariff by the  System  Operator  and/or  one or more affected  Participants to determine the required  modifications  to the

         NEPOOL Transmission System, including the cost and scheduled completion date for  such  modifications,  that  will be  required  to  provide  a requested transmission service or interconnection.


1.25     Firm  Contract is any  contract,  other than a Unit  Contract,  for the
         --------------
         purchase  of  Installed   Capability,   Operable  Capability,   Energy,

         Operating Reserves, and/or AGC, pursuant to which the purchaser's right to receive such  Installed  Capability,  Operable  Capability,  Energy,

         Operating  Reserves,  and/or  AGC is  subject  only  to the  supplier's inability to make deliveries thereunder as the result

         of events beyond the supplier's reasonable control.


1.26     First Effective Date is March 1, 1997.
         --------------------


1.27     Good Utility  Practice  shall mean any of the practices,  methods,  and
         ----------------------
         acts  engaged in or approved by a  significant  portion of the electric utility  industry  during  the  relevant  time  period,  or  any of the practices,  methods,  and acts which,  in the  exercise  of  reasonable judgement in light of the facts known at the time the decision was made, could have been expected to accomplish the desired  result at a  reasonable  cost  consistent  with good  business practices, reliability, safety and expedition. Good Utility Practice is not  limited  to a  single,  optimum  practice,  method  or  act to the exclusion  of others,  but  rather is  intended  to include  acceptable practices, methods, or acts generally accepted in the region.


1.28     HQ  Contracts  are the HQ  Interconnection  Agreement,  the HQ  Phase I
         -------------
         Energy Contract, and the HQ Phase II Firm Energy Contract.


1.29     HQ Energy  Banking  Agreement is the Energy Banking  Agreement  entered
         -----------------------------
         into on March 21, 1983 by Hydro-Quebec,  the Participants,  New England

         Electric  Transmission  Corporation and Vermont  Electric  Transmission

         Company, Inc., as it may be amended from time to time.


1.30     HQ  Interconnection  is the United States  segment of the  transmission
         -------------------
         interconnection  which  connects  the systems of  Hydro-Quebec  and the

         Participants. "Phase I" is the United States portion of the 450 kV HVDC transmission line from a terminal at the Des Cantons  Substation on the

         Hydro- Quebec system near  Sherbrooke,  Quebec to a terminal  having an approximate
         rating of 690 MW at a substation at the Comerford Generating Station on the Connecticut  River.  "Phase II" is the United States portion of the facilities  required to increase to approximately  2000 MW the transfer capacity of the HQ Interconnection,  including an extension of the HVDC transmission line from the terminus of Phase I at the Comerford Station through New  Hampshire  to a terminal at the Sandy Pond  Substation  in

         Massachusetts.   The  HQ  Interconnection  does  not  include  any  PTF

         facilities  installed or modified to effect  reinforcements  of the New

         England AC  transmission  system  required in connection  with the HVDC transmission line and terminals.


1.31     HQ Interconnection  Agreement is the Interconnection  Agreement entered
         -----------------------------
         into on March 21, 1983 by Hydro-Quebec and the Participants,  as it may

         be amended from time to time.


1.32     HQ  Interconnection  Capability  Credit  of a  Participant  for a month
         ---------------------------------------
         during the Base Term (as  defined  in Section  1.38) of the HQ Phase II

         Firm  Energy   Contract  is  the  sum  in   Kilowatts   of  (1)(a)  the

         Participant's  percentage  share,  if any,  of the HQ Phase I  Transfer

         Capability  times (b) the HQ Phase I Transfer  Credit,  plus (2)(a) the
                     -----
         Participant's percentage share, if any, of the HQ Phase II

         Transfer  Capability,  times (b) the HQ Phase II Transfer  Credit.  The
                                -----
         Management  Committee  shall establish  appropriate HQ  Interconnection

         Capability  Credits  to  apply  for a  Participant  which  has  such  a percentage share (i) during an extension of the HQ Phase II Firm Energy

         Contract,  and (ii)  following  the  expiration of the HQ Phase II Firm

         Energy Contract.


1.33     HQ Interconnection  Transfer Capability is the transfer capacity of the
         ---------------------------------------
         HQ Interconnection under normal operating conditions,  as determined in accordance  with  Good  Utility  Practice.  The "HQ  Phase  I  Transfer

         Capability" is the transfer capacity under normal operating conditions,

         as determined in accordance with Good Utility Practice,  of the Phase I terminal facilities as determined  initially as of the time immediately prior to Phase II of the Interconnection first being placed in service,

         and as adjusted  thereafter  only to take into  account  changes in the transfer  capacity  which are  independent of any effect of Phase II on the operation of Phase I. The "HQ Phase II Transfer  Capability" is the

         difference between the HQ Interconnection  Transfer  Capability and the

         HQ Phase I Transfer  Capability.  Determinations of, and any adjustment in, transfer  capacity shall be made by the Regional Market  Operations

         Committee in accordance with a schedule consistent with that followed by it in its determination of the Winter Capability and Summer

         Capability of generating units.


1.34     HQ  Net  Interconnection  Capability  Credit  of  a  Participant  at  a
         --------------------------------------------
         particular time is its HQ Interconnection Capability Credit at the time in Kilowatts,  minus a number of Kilowatts  equal to (1) the percentage
                        -----                        --------
         of its share of the HQ Interconnection Transfer Capability committed or used by it for an  "Entitlement  Transaction"  at the time under the HQ

         Use Agreement,  times (2) its HQ Interconnection  Capability Credit for
                         -----
         the current month.


1.35     HQ Phase I Energy Contract is the Energy Contract entered into on March
         --------------------------
         21, 1983 by  Hydro-Quebec  and the  Participants,  as it may be amended from time to time.


1.36     HQ Phase I Percentage is the percentage of the total HQ Interconnection
         ---------------------
         Transfer Capability represented by the HQ Phase I Transfer Capability.

1.37     HQ  Phase I  Transfer  Credit  is  60/69  of the HQ  Phase  I  Transfer
         -----------------------------
         Capability,  or  such  other  fraction  of  the  HQ  Phase  I  Transfer

         Capability as the Management Committee may establish.


1.38     HQ Phase II Firm Energy  Contract is the Firm Energy  Contract dated as
         ---------------------------------
         of  October  14,  1985   between   Hydro-Quebec   and  certain  of  the

         Participants,  as it may be amended from time to time.  The "Base Term"

         of the HQ Phase II Firm Energy Contract is the period commencing on the date deliveries were first made under the Contract and ending on August

         31, 2000.


1.39     HQ Phase II Gross  Transfer  Responsibility  of a  Participant  for any
         -------------------------------------------
         month during the Base Term of the HQ Phase II Firm Energy  Contract (as

         defined  in  Section  1.38)  is the  number  in  Kilowatts  of (a)  the

         Participant's  percentage  share,  if any,  of the HQ Phase II Transfer

         Capability  for the month  times (b) the HQ Phase II  Transfer  Credit.
                                    -----
         Following  the Base Term of the HQ Phase II Firm Energy  Contract,  and

         again following the expiration of the HQ Phase II Firm Energy Contract,

         the  Management  Committee  shall  establish an appropriate HQ Phase II

         Gross Transfer  Responsibility that shall remain in effect concurrently with the HQ Interconnection Capability Credit.

1.40     HQ Phase II Net Transfer  Responsibility of a Participant for any month
         ----------------------------------------
         is its HQ Phase II Gross Transfer  Responsibility for the month minus a number of Kilowatts equal to (1) the highest percentage of its share of
                             --------
         the HQ Interconnection  Transfer Capability  committed or used by it on any day of the month for an "Entitlement  Transaction" under the HQ Use

         Agreement,  times (2) its HQ Phase II Gross Transfer Responsibility for
                     -----
         the month.


1.41     HQ  Phase  II   Percentage   is  the   percentage   of  the   total  HQ
         --------------------------
         Interconnection  Transfer  Capability  represented  by the HQ  Phase II

         Transfer Capability.


1.42     HQ Phase II  Transfer  Credit  is  90/131  of the HQ Phase II  Transfer
         -----------------------------
         Capability,  or  such  other  fraction  of the  HQ  Phase  II  Transfer

         Capability as the Management Committee may establish.


1.43     HQ Use  Agreement  is  the  Agreement  with  Respect  to Use of  Quebec
         -----------------
         Interconnection  dated as of  December  1, 1981  among  certain  of the

         Participants, as amended and restated as of September 1, 1985 and as it may be further amended from time to time.

1.44     Installed  Capability of an electric  generating unit or combination of
         ---------------------
         units during the Winter Period is the Winter Capability of such unit or units and  during the Summer  Period is the Summer  Capability  of such unit or units.


1.45     Installed  Capability  Entitlement is (a) the right to all or a portion
         ----------------------------------
         of the Installed  Capability of a generating  unit or units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser  pursuant  to a Unit  Contract,  (b)  reduced by any  portion
                                                         ----------
         thereof which such Entity is selling  pursuant to a Unit Contract,  and

         (c) further reduced or increased,  as appropriate,  to recognize rights
                     --------------------
         to receive or obligations to supply  Installed  Capability  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An Installed  Capability  Entitlement  relating to a unit or units may,

         but need not, be combined with any other Entitlements  relating to such generating  unit or units and may be  transferred  separately  from the related Operable Capability Entitlement, Energy Entitlement,  Operating

         Reserve Entitlements, or AGC Entitlement.

1.46     Installed Capability Responsibility * of a Participant for any month is
         -----------------------------------
         the number of Kilowatts determined in accordance with Section 12.2.


1.47     Installed  System  Capability of a Participant at a particular  time is
         -----------------------------
         (1) the sum of such  Participant's  Installed  Capability  Entitlements plus (2) its HQ Net Interconnection Capability Credit at the time.
         ----

1.48     Interchange  Transactions are transactions  deemed to be effected under
         -------------------------
         Section 12 of the Prior NEPOOL  Agreement prior to the Second Effective

         Date, and  transactions  deemed to be effected under Section 14 of this

         Agreement on and after the Second Effective Date.


1.49     Internal  Point-to-Point  Service is the  transmission  service by that
         ---------------------------------
         name provided pursuant to Section 19 of the Tariff.


1.50     Interruption  is a reduction  in non-firm  transmission  service due to
         ------------
         economic reasons  pursuant to Section 28.7 of the Tariff,  other than a reduction  which  results  from a  failure  to  dispatch  a  generating resource, including a contract, used
         in a  transaction  requiring In Service or Through or Out Service which is out of merit order.


1.51     ISO is the  Independent  System  Operator which is responsible  for the
         ---
         continued  operation of the NEPOOL Control Area from the NEPOOL control center and the  administration of the Tariff,  subject to regulation by the Commission.


1.52     Kilowatt is a kilowatthour per hour.
         --------

1.53     Load * (in Kilowatts) of a Participant  during any  particular  hour is
         ----
         the total during such hour  (eliminating any distortion  arising out of

         (i) Interchange Transactions, or (ii) transactions across the system of such Participant,  or (iii) deliveries between Entities  constituting a single  Participant,  or  (iv)  other  electrical  losses,  if  and  as appropriate) of


                  (a)      kilowatthours  provided  by such  Participant  to its

                           retail  customers  for  consumption   (excluding  any

                           kilowatthours    which   may   be    classified    as

                           interruptible  under market  operation rules approved

                           by the Regional Market Operations Committee), plus
                                                                         ----

                  (b)      kilowatthours  delivered by such Participant pursuant

                           to Firm  Contracts  to its  wholesale  customers  for

                           resale, plus


                  (c)      kilowatthours of use by such  Participant,  exclusive

                           of use by  such  Participant  for the  operation  and

                           maintenance of its generating unit or units, plus


                  (d)      kilowatthours  of electrical  losses and  unaccounted

                           for use by the Participant on its system.


         The Load of a Participant  may be calculated in any  reasonable  manner which substantially complies with this definition.


         For the purposes of calculating a Participant's  Annual Peak,  Adjusted

         Monthly  Peak,  Adjusted  Annual Peak and Monthly  Peak,  the Load of a

         Participant  shall be adjusted to eliminate any  distortions  resulting

         from  voltage  reductions.   In  addition,  upon  the  request  of  any

         Participant,  the Regional Market  Operations  Committee shall make, or supervise the making of, appropriate  adjustments in the computation of

         Load for the purposes of calculating any Participant's

         Annual Peak,  Adjusted  Monthly Peak,  Adjusted Annual Peak and Monthly

         Peak  to  eliminate  any  distortions  resulting  from  emergency  load

         curtailments  which  would   significantly   affect  the  Load  of  any

         Participant.


1.54     Local  Network  is the  transmission  facilities  constituting  a local
         --------------
         network  identified on Attachment E to the Tariff,  and any other local network  or change in the  designation  of a Local  Network  as a Local

         Network  which the  Management  Committee may designate or approve from time to time. The Management  Committee may not  unreasonably  withhold approval of a request by a Participant  that it effect such a change or designation.


1.55     Local Network Service is the service provided,  under a separate tariff
         ---------------------
         or  contract,  by a  Participant  that is a  Transmission  Provider  to another  Participant,  or other entity  connected  to the  Transmission

         Provider's  Local Network to permit the other  Participant or entity to efficiently and economically utilize its resources to serve its load.


1.56     Lower Voltage PTF are all PTF facilities other than EHV PTF.
         -----------------

1.57     Management Committee is the committee established pursuant to Section
         --------------------
         6.


1.58     Market  Reliability  Planning  Committee is the  committee  established
         ----------------------------------------
         pursuant to Section 8.


1.59     Monthly Peak of a Participant for a month is the maximum  Adjusted Load
         ------------
         of the Participant during any hour in the month.


1.60     NEPOOL is the New England Power Pool,  the power pool created under and
         ------
         governed by this Agreement, and the Entities collectively participating in the New England Power Pool as Participants.


1.61     NEPOOL Control Area is the integrated  electric power system to which a
         -------------------
         common  Automatic  Generation  Control  scheme  and  various  operating procedures  are  applied  by or under  the  supervision  of the  System

         Operator in order to:

                  (i)      match,  at  all  times,   the  power  output  of  the

                           generators  within  the  electric  power  system  and

                           capacity and Energy  purchased from entities  outside

                           the electric  power system,  with the load within the

                           electric power system;


                  (ii)     maintain    scheduled    interchange    with    other

                           interconnected  systems,  within  the  limits of Good

                           Utility Practice;


                  (iii)    maintain the  frequency of the electric  power system

                           within  reasonable  limits  in  accordance  with Good

                           Utility  Practice and the  criteria of the  Northeast

                           Power  Coordinating  Council  and the North  American

                           Electric Reliability Council; and


                  (iv)     provide  sufficient  generating  capacity to maintain

                           operating  reserves in  accordance  with Good Utility

                           Practice.


1.62     NEPOOL  Installed  Capability at any particular  time is the sum of the
         -----------------------------
         Installed System Capabilities of all Participants at such time.

1.63     NEPOOL Installed Capability  Responsibility for any month is the sum of
         -------------------------------------------
         the Installed  Capability  Responsibilities  of all Participants during that month.


1.64     NEPOOL Objective Capability for any year or period during a year is the
         ---------------------------
         minimum NEPOOL Installed Capability,  treating the reliability benefits of the HQ  Interconnection as Installed  Capability,  as established by the Management  Committee,  required to be provided by the Participants

         in  aggregate  for  the  period  to  meet  the  reliability   standards

         established by the Management Committee pursuant to Section 6.12.


1.65     New Unit is an  electric  generating  unit  (including  a unit or units
         --------
         owned by a  Non-Participant  in which a Participant  has an Entitlement under a Unit Contract) first placed into commercial operation after May

         1, 1987 (or, in the case of a unit or units owned by a Non-Participant,

         in which a Participant's  Unit Contract  Entitlement  became  effective after May 1,  1987) and not  listed  on  Exhibit B to the Prior  NEPOOL

         Agreement.


1.66     Non-Participant is any entity which is not a Participant.
         ---------------

1.67     Operable Capability of an electric generating unit or units in any hour
         -------------------
         is the portion of the  Installed  Capability of the unit or units which is operating or available to respond within an  appropriate  period (as identified in market  operation  rules approved by the Regional  Market

         Operations  Committee) to the System Operator's call to meet the Energy and/or Operating  Reserve and/or AGC requirements of the NEPOOL Control

         Area  during a Scheduled  Dispatch  Period or is  available  to respond within an appropriate  period to a schedule  submitted by a Participant for the hour in accordance with market  operation rules approved by the

         Regional Market Operations Committee.


1.68     Operable Capability Entitlement is (a) the right to all or a portion of
         -------------------------------
         the  Operable  Capability  of a  generating  unit or  units to which an

         Entity is  entitled  as an owner  (either  sole or in  common)  or as a purchaser  pursuant  to a Unit  Contract,  (b)  reduced by any  portion
                                                         ------- --
         thereof which such Entity is selling  pursuant to a Unit Contract,  and

         (c) further reduced or increased,  as appropriate,  to recognize rights
                     --------------------
         to receive or obligations  to supply  Operable  Capability  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An Operable Capability Entitlement relating to a unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units, and may be transferred separately from the related Installed Capability Entitlement, Energy Entitlement, Operating

         Reserve Entitlements, or AGC Entitlement.


1.69     Operable  Capability  Requirement of a Participant  for any hour is the
         ---------------------------------
         number of Kilowatts determined in accordance with Section 12.3.


1.70     Operable  System  Capability of a Participant in any hour is the sum of
         ----------------------------
         such Participant's Operable Capability Entitlements.


1.71     Operating  Reserve  is  any  or a  combination  of  10-Minute  Spinning
         ------------------
         Reserve,   10-Minute  Non-Spinning  Reserve,  and  30-Minute  Operating

         Reserve, as the context requires.


1.72     Operating  Reserve  Entitlement is (a) the right to all or a portion of
         -------------------------------
         the  Operating  Reserve  of any  category  which can be  provided  by a generating  unit or units to which an  Entity is  entitled  as an owner

         (either  sole  or in  common)  or as a  purchaser  pursuant  to a  Unit

         Contract,  (b)  reduced by any  portion  thereof  which such  Entity is
                         ------- --
         selling pursuant to a Unit Contract, and (c) further reduced
                                                              -------
         or  increased,  as  appropriate,  to  recognize  rights to  receive  or
         -------------
         obligations to supply  Operating  Reserve of that category  pursuant to

         Firm Contracts or System  Contracts in accordance with Section 14.7(a).

         An  Operating  Reserve  Entitlement  in  any  category  relating  to  a generating  unit or units may, but need not, be combined with any other

         Entitlements  relating  to such  generating  unit or  units  and may be transferred  separately from the other categories of Operating  Reserve

         Entitlements  related  to such  unit or  units  and  from  the  related

         Installed  Capability  Entitlement,  Operable  Capability  Entitlement,

         Energy Entitlement, or AGC Entitlement.


1.73     Other  HQ  Energy  is  Energy  purchased  under  the HQ  Phase I Energy
         -----------------
         Contract which is classified as "Other Energy" under that contract.


1.74     Participant  is an  eligible  Entity  (or group of  Entities  which has
         -----------
         elected to be treated as a single Participant  pursuant to Section 4.1)

         which is a signatory to this  Agreement and has become a Participant in accordance  with Section 3.1 until such time as such Entity's status as a Participant terminates pursuant to Section 21.2.

1.75     Pool-Planned   Facility  is  a  generation  or  transmission   facility
         -----------------------
         designated as "pool-planned" pursuant to Section 18.1.


1.76     Pool-Planned  Unit is one of the following units: New Haven Harbor Unit
         ------------------
         1 (Coke Works),  Mystic Unit 7, Canal Unit 2, Potter Unit 2, Wyman Unit

         4,  Stony  Brook  Units 1, 1A,  1B,  1C, 2A and 2B,  Millstone  Unit 3,

         Seabrook  Unit 1 and Waters  River Unit 2 (to the extent of 7 megawatts of its Summer Capability and 12 megawatts of its Winter Capability).


1.77     Power  Year is (i) the  period  of twelve  (12)  months  commencing  on
         -----------
         November  1, in each year to and  including  1997;  (ii) the  period of seven (7) months  commencing on November 1, 1998;  and (iii) the period of  twelve  (12)  months  commencing  on June 1,  1999 and each  June 1 thereafter.


1.78     Prior NEPOOL Agreement is the NEPOOL Agreement as in effect on December
         ----------------------
         1, 1996.


1.79     Proxy Unit is a hypothetical electric generating unit which possesses a
         ----------
         Winter  Capability,  equivalent forced outage rate, annual  maintenance outage
         requirement, and seasonal derating determined in accordance with

         Section 12.2(a)(2).


1.80     PTF are the pool transmission  facilities  defined in Section 15.1, and
         ---
         any other new transmission  facilities which the Regional  Transmission

         Planning Committee determines,  in accordance with criteria approved by the Management  Committee and subject to review by the System Operator,

         should be included in PTF.


1.81     Regional  Market  Operations  Committee  is the  committee  established
         ---------------------------------------
         pursuant to Section 10.


1.82     Regional  Network  Service  is the  transmission  service  by that name
         --------------------------
         provided pursuant to Section 14 of the Tariff.


1.83     Regional Transmission Operations Committee is the committee established
         ------------------------------------------
         pursuant to Section 11.

1.84     Regional  Transmission  Planning Committee is the committee established
         ------------------------------------------
         pursuant to Section 9.


1.85     Related   Person  of  a  Participant   is  either  (i)  a  corporation,
         ----------------
         partnership,  business trust or other business organization 10% or more of the  stock  or  equity  interest  in  which  is  owned  directly  or indirectly  by, or is under common control with,  the  Participant,  or

         (ii) a  corporation,  partnership,  business  trust or  other  business organization which owns directly or indirectly 10% or more of the stock or other equity  interest in the  Participant,  or (iii) a corporation,

         partnership,  business trust or other business organization 10% or more of the stock or other  equity  interest  in which is owned  directly or indirectly  by a  corporation,  partnership,  business  trust  or other business organization which also owns 10% or more of the stock or other equity interest in the Participant.


1.86     Scheduled  Dispatch  Period is the shortest period for which the System
          --------------------------
         Operator performs and publishes a projected  dispatch schedule based on

         projected    Electrical    Loads   and    actual    Bid    Prices   and

         Participant-directed  schedules for  resources  submitted in accordance with Section 14.2(d).

1.87     Second Effective Date is the date on which the provisions of Part Three
         ---------------------
         of the Agreement  (other than the Installed  Capability  Responsibility provisions of Section 12) shall become effective and shall be such date as the  Commission  may fix on its own or  pursuant to a request of the

         Management Committee.


1.88     Service  Agreement  is the  initial  agreement  and any  amendments  or
         ------------------
         supplements  thereto entered into by the Transmission  Customer and the

         System Operator for service under the Tariff.


1.89     Summer  Capability of an electric  generating  unit or  combination  of
         ------------------
         units is the maximum  dependable load carrying  ability in Kilowatts of such unit or units  (exclusive  of capacity  required  for station use)

         during  the  Summer  Period,  as  determined  by  the  Regional  Market

         Operations Committee in accordance with Section 10.13(f).


1.90     Summer  Period in each Power Year is the  four-month  period  from June
         --------------
         through September.

1.91     System   Contract  is  any  contract  for  the  purchase  of  Installed
         -----------------
         Capability, Operable Capability, Energy, Operating Reserves and/or AGC,

         other than a Unit  Contract  or Firm  Contract,  pursuant  to which the purchaser  is entitled to a  specifically  determined  or  determinable amount  of such  Installed  Capability,  Operable  Capability,  Energy,

         Operating Reserves and/or AGC.


1.92     System Impact Study is an  assessment  pursuant to Part V, VI or VII of
         -------------------
         the Tariff of (i) the  adequacy  of the NEPOOL  Transmission  System to accommodate  a request for the  interconnection  of a new or materially changed generating unit or a new or materially changed  interconnection to another  Control  Area or new  Regional  Network  Service,  Internal

         Point-to-Point  Service or Through or Out Service, and (ii) whether any additional costs may be required to be incurred in order to provide the interconnection or transmission service.


1.93     System Operator is the central  dispatching agency provided for in this
         ---------------
         Agreement  which has  responsibility  for the  operation  of the NEPOOL

         Control Area from the NEPOOL control center and the  administration  of the Tariff.  The System Operator is the ISO.

1.94     Target  Availability  Rate  is the  assumed  availability  of a type of
         --------------------------
         generating   unit   utilized  by  the   Management   Committee  in  its

         determination   pursuant  to  Section   6.14(e)  of  NEPOOL   Objective

         Capability.


1.95     Tariff  is the  NEPOOL  Open  Access  Transmission  Tariff  set  out in
         ------
         Attachment  B to the  Agreement,  as modified  and amended from time to time.


1.96     Third Effective Date is the date on which all Interchange  Transactions
         --------------------
         shall begin to be effected on the basis of separate Bid Prices for each type of  Entitlement.  The Third  Effective  Date shall be fixed at the discretion  of the  Management  Committee to occur within six months to one year after the Second  Effective Date, or at such later date as the

         Commission  may  fix  on  its  own  or  pursuant  to a  request  by the

         Management Committee.


1.97     Through  or Out  Service  is the  transmission  service  by  that  name
         ------------------------
         provided pursuant to Section 18 of the Tariff.


1.98     Transition Period is the five-year period commencing on March 1, 1997.
         -----------------

1.99     Transmission   Customer  is  any  Eligible   Customer  that  (i)  is  a
         -----------------------
         Participant  which is not  required  to sign a Service  Agreement  with respect to a service to be furnished to it in  accordance  with Section

         48 of the Tariff or (ii)  executes,  on its own  behalf or through  its

         Designated Agent, a Service Agreement, or (iii) requests in writing, on its own behalf or through its Designated  Agent,  that NEPOOL file with the Commission a proposed  unexecuted  Service  Agreement in order that the  Eligible  Customer  may  receive  transmission  service  under the

         Tariff.


1.100    Transmission Provider is the Participants,  collectively, which own PTF
         ---------------------
         and are in the  business of providing  transmission  service or provide service under a local open access  transmission  tariff, or in the case of a state or municipal or  cooperatively-owned  Participant,  would be required to do so if requested pursuant to the reciprocity requirements specified in the Tariff, or an individual such  Participant,  whichever is appropriate.


1.101    Unit Contract is a purchase contract pursuant to which the purchaser is
         -------------
         in effect currently entitled either (i) to a specifically determined or determinable portion of the Installed Capability of a specific electric generating unit or units, or (ii)
         to  a  specifically  determined  or  determinable  amount  of  Operable

         Capability,  Energy, Operating Reserves and/or AGC if, or to the extent that,  a  specific  electric  generating  unit  or  units  is or can be operated.


1.102    Voting Share has the meaning specified in Section 6.3.
         ------------

1.103    Winter  Capability of an electric  generating  unit or  combination  of
         ------------------
         units is the maximum  dependable load carrying  ability in Kilowatts of such unit or units  (exclusive  of capacity  required  for station use)

         during  the  Winter  Period,  as  determined  by  the  Regional  Market

         Operations Committee in accordance with Section 10.13(f).


1.104    Winter  Period in each Power Year is (i) the  seven-month  period  from
         --------------
         November  through  May and the  month of  October  for the  Power  Year commencing  on  November  1 in 1997 or a prior  Power  Year;  (ii)  the seven-month  period  from  November  through  May  for the  Power  Year commencing on November 1, 1998; and (iii) the  eight-month  period from

         October  through May for the Power Year  commencing on June 1, 1999 and each June 1 thereafter.

1.105    10-Minute Spinning Reserve in an hour are the following  resources that
         --------------------------
         are  designated  by the  System  Operator  in  accordance  with  market

         operation  rules,  as  approved  by  the  Regional  Market   Operations

         Committee,  to be available to provide  contingency  protection for the system:  (1)  the  Kilowatts  of  Operable  Capability  of an  electric generating unit or units that are synchronized to the system,  unloaded during all or part of the hour,  and capable of  providing  contingency

         protection  by  loading  to  supply  Energy   immediately   on  demand,

         increasing  the Energy output over no more than ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with market  operation  rules  approved by the  Regional  Market  Operations

         Committee is necessary; and (2) any portion of the Electrical Load of a

         Participant  that the System  Operator  is able to verify as capable of providing  contingency  protection by  immediately  on demand  reducing

         Energy  requirements  within ten minutes and  maintaining  such reduced

         Energy  requirements  for so long as the System Operator  determines in accordance with market  operation rules approved by the Regional Market

         Operations Committee is necessary.

1.106    10-Minute  Non-Spinning  Reserve in an hour are the following resources
         --------------------------------
         that are  designated by the System  Operator in accordance  with market

         operation  rules,  as  approved  by  the  Regional  Market   Operations

         Committee,  to be available to provide  contingency  protection for the system:  (1)  the  Kilowatts  of  Operable  Capability  of an  electric generating  unit or units  that  are not  synchronized  to the  system,

         during all or part of the hour,  and capable of  providing  contingency protection  by loading to supply  Energy within ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with market  operation  rules  approved by the  Regional  Market  Operations

         Committee is necessary;  (2) any portion of a Participant's  Electrical

         Load that the System Operator is able to verify as capable of providing contingency  protection  by  reducing  Energy  requirements  within ten minutes and maintaining such reduced Energy requirements for so long as the System  Operator  determines in accordance  with market  operations

         rules  approved  by  the  Regional  Market   Operations   Committee  is

         necessary;  and (3) any other resources and requirements that were able to be designated  for the hour as 10-Minute  Spinning  Reserve but were not designated by the System Operator for such purpose in the hour.

1.107    30-Minute Operating Reserve in an hour are the following resources that
         ---------------------------
         are  designated  by the  System  Operator  in  accordance  with  market

         operation  rules,  as  approved  by  the  Regional  Market   Operations

         Committee,  to be available to provide  contingency  protection for the system:  (1)  the  Kilowatts  of  Operable  Capability  of an  electric generating  unit or units  that are  capable of  providing  contingency protection by loading to supply Energy within thirty  minutes of demand at an  output  equal to its  full  amount  of  generating  capacity  so
                        --------
         designated and sustaining  such Energy output for so long as the System

         Operator  determines in accordance with market operation rules approved by the  Regional  Market  Operations  Committee is  necessary;  (2) any portion  of the  Electrical  Load  of a  Participant  that  the  System

         Operator  is  able  to  verify  as  capable  of  providing  contingency protection by reducing  Energy  requirements  within thirty minutes and maintaining such reduced Energy  requirements for so long as the System

         Operator  determines in accordance with market operation rules approved by the Regional Market Operations  Committee is necessary;  and (3) any other  resources and  requirements  that were able to be designated for the  hour as  10-Minute  Spinning  Reserve  or  10-Minute  Non-Spinning

         Reserve  but  were  not  designated  by the  System  Operator  for such purposes in the hour.

1.108    33rd Amendment is the Thirty-Third Agreement Amending New England Power
         --------------
         Pool Agreement dated as of December 1, 1996.


1.109    Modification of Certain Definitions When a Participant Purchases a
         ------------------------------------------------------------------
         Portion of Its Requirements from Another Participant Pursuant to Firm
         ---------------------------------------------------------------------
         Contract
         --------

                  Definitions  marked by an asterisk (*) are modified as follows when a Participant  purchases a portion of its requirements of electricity  from  another  Participant  pursuant  to  a  Firm

                  Contract:

                  (a)      If  the  Firm   Contract   limits   deliveries  to  a

                           specifically  stated number of Kilowatts and requires

                           payment of a demand charge  thereon (thus placing the

                           responsibility  for meeting additional demands on the

                           purchasing Participant):


                           (1)      in  computing   the  Adjusted  Load  of  the

                                    purchasing   Participant,    the   Kilowatts

                                    received  pursuant  to  such  Firm  Contract

                                    shall  be  deemed   to  be  the   number  of

                                    Kilowatts  specified  in the Firm  Contract;

                                    and

                           (2)      in  computing  the  Load  of  the  supplying
                                                        ----
                                    Participant,    the   Kilowatts    delivered

                                    pursuant  to such  Firm  Contract  shall  be

                                    deemed  to  be  the   number  of   Kilowatts

                                    specified in the Firm Contract.


                  (b)      If the Firm Contract  does not limit  deliveries to a

                           specifically stated number of Kilowatts, but entitles

                           the   Participant   to   receive   such   amounts  of

                           electricity  as it may require to supply its electric

                           needs (thus  placing the  responsibility  for meeting

                           additional demands on the supplying Participant):


                           (1)      the Installed Capability Responsibility of
                                        -----------------------------------
                                    the purchasing Participant shall be equal to
                                                                        --------
                                    the amount of its Installed Capability

                                    Entitlements;


                           (2)      in  computing   the  Adjusted  Load  of  the
                                                         --------------
                                    purchasing   Participant,    the   Kilowatts

                                    received  pursuant  to  such  Firm  Contract

                                    shall be deemed to be a quantity Rl; and

                           (3)      in  computing  the  Load  of  the  supplying
                                                        ----
                                    Participant,    the   Kilowatts    delivered

                                    pursuant  to such  Firm  Contract  shall  be

                                    deemed to be a quantity Rl.


                           The quantity Rl equals (i) the Load of the purchasing

                           Participant  less (ii) the  amount of the  purchasing

                           Participant's   Installed   Capability   Entitlements

                           multiplied by a fraction  X
                                                    ---
                                                     Y wherein:

                                    X       is the maximum Load of the

                                            purchasing Participant in the month,

                                            and


                                    Y       is the NEPOOL  Installed  Capability

                                            Responsibility   multiplied  by  the

                                            purchasing  Participant's fraction P

                                            determined   pursuant   to   Section

                                            12.2(a)(1),  computed as if the Firm

                                            Contract did not exist.


         Terms used in this  Agreement  that are not  defined  above,  or in the sections  in which  such  terms  are  used,  shall  have  the  meanings customarily  attributed to such terms in the electric power industry in

         New England.

                                    SECTION 2

                             PURPOSE; EFFECTIVE DATES
                             ------------------------

2.1      Purpose.  This Restated  NEPOOL  Agreement is intended to provide for a
         -------
         restructuring  of the New England  Power Pool by  modifying  the pool's

         governance  and  market   provisions  to  take  account  of  a  changed

         competitive environment, by modifying the transmission responsibilities of the  Participants  so that the pool will perform the  functions of a regional  transmission  group and provide service to  Participants  and

         Non-Participants  under a regional open access transmission tariff, and by  providing  for the  activation  of the ISO and the  execution  of a

         contract   between   the  ISO  and   NEPOOL   to   define   the   ISO's

         responsibilities.



2.2      Effective Dates; Transitional Provisions.  The provisions of Parts One,
         ----------------------------------------
         Two, Four and Five of this Agreement and the Tariff became effective on the First  Effective Date and replaced on the First  Effective Date the provisions of Sections 1-8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and

         16 of the Prior NEPOOL  Agreement.  The provisions of Sections 12.1(a),

         12.2, 12.4 (as to Installed  Capability only), 12.5 and 12.7(a) of this

         Agreement became effective
         on April 1, 1998 and replaced on such date the  provisions of Section 9 of the Prior NEPOOL Agreement.


         The  effectiveness  of the remaining  Sections of this Restated  NEPOOL

         Agreement  shall be delayed  pending the  preparation  of  implementing criteria,  rules and standards and computer  programs.  These  Sections shall become  effective on the Second  Effective Date and shall replace on the Second  Effective  Date the  remaining  provisions  of the Prior

         NEPOOL  Agreement,  which  shall  continue  in effect  until the Second

         Effective Date.


         As provided in Section  14,  certain  portions of Section 14 which will become effective on the Second Effective Date will be superseded on the

         Third Effective Date by other portions of Section 14.


                                    SECTION 3

                                    MEMBERSHIP
                                    ----------

3.1      Membership.  Those  Entities  which are  Participants  in NEPOOL on the
         ----------
         First Effective Date shall continue to be Participants.

         Any other Entity may, upon compliance  with such reasonable  conditions as the  Management  Committee may  prescribe,  become a Participant  by depositing a counterpart of this Agreement as theretofore amended, duly executed  by  it,  with  the  Secretary  of the  Management  Committee,

         accompanied by a certified copy of a vote of its board of directors, or such other body or bodies as may be appropriate,  duly  authorizing its execution and performance of this Agreement,  and a check in payment of the application fee described below.


         Any such Entity which  satisfies the  requirements  of this Section 3.1 shall  become a  Participant,  and this  Agreement  shall  become fully binding and effective in  accordance  with its terms as to such Entity,

         as of  the  first  day of  the  second  calendar  month  following  its satisfaction  of such  requirements;  provided that an earlier or later effective  time  may be  fixed  by the  Management  Committee  with the concurrence of such Entity or by the Commission.


         The  application  fee to be paid by each  Entity  seeking  to  become a

         Participant  shall be in addition to the annual fee provided by Section

         19.1 and  shall  be $500 or such  other  amount  as may be fixed by the

         Management Committee.

3.2      Operations  Outside  the  Control  Area.  Subject  to  the  reciprocity
         ---------------------------------------
         requirements  of the Tariff,  if a  Participant  serves a Load,  or has rights in supply or demand-side  resources or owns transmission  and/or distribution  facilities,  located  outside of the NEPOOL Control Area,

         such  Load  and  resources  shall  not  be  included  for  purposes  of determining the Participant's rights,  responsibilities and obligations under this  Agreement,  except that the  Participant's  Entitlements in facilities  or its rights in demand  side-resources  outside the NEPOOL

         Control  Area  shall be  included  in such  determinations  if,  to the extent,  and while such  Entitlements  are used for retail or wholesale sales within the NEPOOL Control Area or such Entitlements or rights are designated  by a  Participant  for purposes of meeting its  obligations under Section 12 of this Agreement.


3.3      Lack of  Place  of  Business  in New  England.  If and for so long as a
         ---------------------------------------------
         Participant does not have a place of business located in one of the New

         England  states,  the  Participant  shall be deemed to irrevocably  (1)

         submit to the  jurisdiction  of any  Connecticut  state court or United

         States  Federal  court  sitting in  Connecticut  (the state  whose laws govern this Agreement) over any action or proceeding  arising out of or relating  to  this  Agreement  that  is not  subject  to the  exclusive jurisdiction of the Commission,  (2) agree that all claims with respect to such
         action or proceeding  may be heard and  determined in such  Connecticut state court or Federal  court,  (3) waive any objection to venue or any action  or  proceeding  in  Connecticut  on  the  basis  of  forum  non conveniens,  and (4) agree that  service of process  may be made on the

         Participant  outside  Connecticut by certified mail,  postage  prepaid,

         mailed  to  the  Participant  at  the  address  of  its  member  on the

         Management  Committee as set out in the NEPOOL roster or at the address of its principal place of business.


3.4      Obligation for Deferred  Expenses.  NEPOOL may provide for the deferral
         ---------------------------------
         on the books of the Participants  from time to time of capital or other expenditures,  and the recovery of the deferred  expenses in subsequent periods.  Any Entity which  becomes a  Participant  during the recovery period for any such deferred expenses shall be obligated, together with the continuing Participants,  for its share of the current and deferred expenses pursuant to Section 19.2.


3.5      Financial  Security.  For an Entity applying to become a Participant or
         -------------------
         any continuing  Participant  that the Management  Committee  reasonably determines  may  fail to  meet  its  financial  obligations  under  the

         Agreement,  the  Management  Committee  may require  reasonable  credit review procedures which shall be
         made in accordance with standard commercial practices. In addition, the

         Management  Committee may  prescribe  for such Entity or  Participant a requirement  that the Entity or  Participant  provide  and  maintain in effect  an  irrevocable  letter  of  credit  as  security  to meet  its responsibilities and obligations under the Agreement, or an alternative form of security  proposed by the Entity or Participant  and acceptable to the Management  Committee and consistent with  commercial  practices

         established   by  the  Uniform   Commercial   Code  that  protects  the

         Participants against the risk of non-payment.


                                    SECTION 4

                             STATUS OF PARTICIPANTS
                             ----------------------

4.1      Treatment of Certain Entities as Single Participant. All Entities which
         ---------------------------------------------------
         are  controlled by a single person (such as a corporation or a business trust) which owns at least  seventy-five  percent of the voting  shares of, or equity interest in, each of them shall be  collectively  treated as a single  Participant for purposes of this  Agreement,  if they each elect such  treatment.  They are  encouraged to do so. Such an election shall be made in writing and shall  continue in effect until revoked in writing.

         In view of the long-standing  arrangements in Vermont, Vermont Electric

         Power  Company,  Inc. and any other Vermont  electric  utilities  which elect in writing to be grouped with it shall be collectively treated as a single Participant for purposes of this Agreement.


4.2      Participants  to Retain  Separate  Identities.  The signatories to this
         ---------------------------------------------
         Agreement  shall not become  partners  by reason of this  Agreement  or their activities hereunder,  but as to each other and to third persons,

         they  shall  be and  remain  independent  contractors  in  all  matters relating to this  Agreement.  This Agreement  shall not be construed to create any liability on the part of any signatory to anyone not a party to this Agreement.  Each signatory  shall retain its separate  identity and,  to the extent  not  limited  hereby,  its  individual  freedom in rendering service to its customers.

                                    SECTION 5

                NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS
                -------------------------------------------------

5.1      NEPOOL  Objectives.   The  objectives  of  NEPOOL  are,  through  joint
         ------------------
         planning, central dispatching, cooperation in environmental matters and coordinated  construction,  central  dispatch by the System Operator of the  operation  and  coordinated  maintenance  of  electric  supply and demand-side resources and transmission facilities,  the provision of an open access regional  transmission  tariff and the provision of a means for  effective  coordination  with  other  power  pools  and  utilities situated in the United States and Canada,


                  (a)      to assure that the bulk power supply of the NEPOOL

                           Control Area conforms to proper standards of

                           reliability;


                  (b)      to  create  and  maintain  open,  non-discriminatory,

                           competitive,  unbundled markets for Energy, capacity,

                           and ancillary services that function efficiently in a

                           changing  electric  power industry and have access to

                           regional  transmission at rates that do not vary with

                           distance;

                  (c)      to attain  maximum  practicable  economy,  consistent

                           with  proper   standards  of   reliability   and  the

                           maintenance  of  competitive  markets,  in such  bulk

                           power supply; and


                  (d)      to provide access to  competitive  markets within the

                           NEPOOL Control Area and to neighboring regions;


         and to provide for equitable sharing of the resulting responsibilities,

         benefits and costs.


5.2      Cooperation  by  Participants.  In order to attain  the  objectives  of
         -----------------------------
         NEPOOL set forth in Section 5.1,  each  Participant  shall  observe the provisions of this  Agreement in good faith,  shall  cooperate with all other  Participants  and shall not either alone or in conjunction  with one or more other  Entities  take  advantage of the  provisions of this

         Agreement  so as to  harm  another  Participant  or  to  prejudice  the position of any Participant in the electric power business.


         Until the  Second  Effective  Date,  in order to assure  the  equitable sharing among the  Participants  of the benefits  contemplated  by this

         Agreement, no Participant
         shall   participate,   except  pursuant  to  this  Agreement,   in  any

         transaction  with one or more other  Participants  or other Entities if such  transaction  involves  an economy  interchange  arrangement.  The

         foregoing   restriction  shall  not,  however,   apply  to  an  economy

         interchange or other similar arrangement between or among a Participant and one or more  Entities  which are not  Participants  if,  and to the extent that,  such  arrangement  is consistent  with  attainment of the objectives stated in Section 5.1 and with the Participant's obligations under this Agreement.


                                    PART TWO

                                   GOVERNANCE


                                    SECTION 6

                              MANAGEMENT COMMITTEE
                              --------------------

6.1      Membership.  There  shall  be a  Management  Committee  which  shall be
         ----------
         constituted  as  follows:   each  Participant   shall  appoint  and  be

         represented by one member of the Management Committee.

6.2      Term of Members.  Each member of the  Management  Committee  shall hold
         ---------------
         office until such member is replaced by the Participant which appointed the  member  or until  such  Participant  ceases  to be a  Participant.

         Replacement  of a member shall be effected by delivery by a Participant of  written  notice  of  such  replacement  to  the  Secretary  of  the

         Management Committee.


6.3      Votes.  Each  member of the  Management  Committee  shall have a Voting
         -----
         Share in any  month  entitling  the  member  to cast,  on behalf of the

         Participant  which  the  member  represents,   votes  representing  the

         percentage  to  which  the  member's  Participant  is  entitled  of the aggregate  Voting  Shares  of  all  Participants  for  the  month.  The percentage of the aggregate  Voting Shares of all Participants to which a  Participant  is  entitled  in  any  month  shall  be  determined  in accordance with the following formula:


V = .15833 (P          (E          (C          (X          (M          (R
            -- + .15833 -- + .15833 -- + .15833 -- + .15833 -- + .15833 -- +
            P1)         E1)         C1)         X1)         M1)         R1)

           .05 (Y
                --
                Y1)
in which

     V   =       the Participant's Voting Share as a percentage of the aggregate

                  Voting Shares of all Participants;


     P   =        the average for each of the most recently  completed  twelve months of the Participant's maximum Load during any clock hour in a month;


     P1  =        the  average  of the  sums  for  each of the  most  recently completed  twelve months of the  noncoincidental  maximum Load during any clock hour in a month of all Participants;


     E   =        the average for the most recently completed twelve months of the sum for each month of the Participant's Load for each hour of the month plus any kilowatthours delivered during the month
                               ----
                  to loads  classified as  interruptible  under market operation rules approved by the Regional Market Operations Committee;

     E1  =        the average for the most recently completed twelve months of the sum for each  month of the Loads of all  Participants  for each hour of the month plus any kilowatthours delivered during
                                         ----
                  the month to loads  classified as  interruptible  under market operation  rules  approved by the Regional  Market  Operations

                  Committee.

     C   =        the average in  megawatts  for the most  recently  completed twelve  months  of the sum for each  month  of the  Generation

                  Ownership  Shares,   as  defined  in  this  Section,   of  the

                  Participant;


     C1  =        the average in  megawatts  for the most  recently  completed twelve  months  of the sum for each  month  of the  Generation

                  Ownership Shares of all Participants;


     X   =        the average for the most recently completed twelve months of the sum for each month of (i) a number of kilowatthours equal
                                                                          -----
                  to the Kilowatts of the Participant's Generation Ownership
                  --
                  Shares, times the number of hours in the month, plus (ii) the
                          -----                                   ----
                  number of kilowatthours that the Participant was entitled to receive in each hour with respect to its Energy Entitlements under Unit Contracts or System Contracts times, in the case
                                                           -----
                  of each contract, the number of hours the contract was in

                  effect in the month, as computed without giving effect to any resale in whole or part of any such Energy Entitlement;


     X1  =        the average for the most recently completed twelve months of the sum for each month of (i) a number of kilowatthours equal
                                                                          -----
                  to the Kilowatts
                  --
                  of the Generation Ownership Shares of all Participants,  times
                                                                           -----
                  the  number of hours in the  month,  plus  (ii) the  number of
                                                       ----
                  kilowatthours  that all Participants  were entitled to receive in each hour with respect to their Energy  Entitlements  under

                  Unit Contracts or System  Contracts times, in the case of each contract,  the number of hours the  contract  was in effect in the month, as computed  without giving effect to any resale in whole or part of any such Energy Entitlement;


     M   =        the  circuit  miles  of  the   Participant's   Transmission

                  Ownership  Shares,   as  defined  in  this  Section,   of  PTF

                  transmission  lines  times,  in the  case  of each  line,  the
                                       -----
                  nominal operating voltage of the line;


     M1  =        the aggregate  of  the  circuit   miles  of  the Transmission

                  Ownership  Shares  of PTF  transmission lines of all

                  Participants  times, in the case of each line, the nominal
                                -----
                  operating voltage of the line;


     R   =        the  Annual  Transmission   Revenue   Requirements  of  the

                  Participant's  PTF as of the beginning of the current calendar year as  determined  in  accordance  with  Attachment F to the

                  Tariff except that 1) such Revenue

                  Requirements shall not be reduced by the transmission  support revenue  received as described in Section I of that Attachment

                  and  2)  such   Revenue   Requirements   shall   not   include

                  transmission  support  payments as  described  in Section J of that  Attachment for support  arrangements  which were entered into after December 31, 1996;


     R1  =        the aggregate Annual Transmission Revenue Requirements of the

                  PTF of all Participants as of the beginning of the current calendar year as determined in accordance with Attachment F to the Tariff, except that 1) such Revenue Requirements shall not be reduced by the transmission support revenue received as described in Section I of that Attachment and 2) such Revenue

                  Requirements shall not include transmission support payments as described in Section J of that Attachment for support

                  arrangements which were entered into after December 31, 1996;


     Y   =        1; and


     Y1  =        the number of NEPOOL Participants at the beginning of the

                  month;

provided,  however,  that a  Participant  and its  Related  Persons may not have
--------   -------
aggregate  Voting Shares  exceeding 18% of the aggregate  Voting Shares to which all Participants  are entitled.  If the aggregate Voting Shares of a Participant and its  Related  Persons  would  be in  excess  of 18% if it were  not for this limitation,  the  remaining  Voting  Shares to which  such  Participant  and its

Related  Persons would  otherwise be entitled shall be allocated on a per capita basis to those  Participants  which have a current Voting Share of less than 18%

and which  receive a credit in the  computation  of their Voting Shares under at least one of the P, E, C, X, M or R components of the Voting  Shares  formula as specified above.


For purposes of the  preceding  formula (i) if an Entity has been a  Participant for less than twelve  months,  the amounts to be taken into account for purposes of "P", "E", "C" and "X" in the formula shall be for the period during which the

Entity has been a Participant; (ii) for purposes of "X" and "X1" in the formula,

the number of  kilowatthours  to be taken into  account  with  respect to the HQ

Phase II Firm Energy Contract for each  Participant  which has a share in the HQ

Phase II Firm  Energy  Contract  shall be computed on the basis of the number of

Kilowatts of its HQ  Interconnection  Capability  Credit, if any, for the month;

and  (iii)  for  purposes  of  "X"  and  "X1"  in the  formula,  the  number  of kilowatthours to be taken into account with respect to an Energy Entitlement under a Unit Contract or System Contract, other than the HQ Phase II Firm Energy Contract, under which a Participant is entitled to receive  Energy from outside the NEPOOL Control Area shall be computed on the basis of the number of Kilowatts of Installed Capability credit, or Monthly Peak reduction,  for which the Participant is given credit in determining  whether it has satisfied its Installed Capability Responsibility pursuant to Section 12.


In the event a Participant both  participates in the wholesale bulk power market and owns PTF,  the member  appointed  by the  Participant  shall be  entitled to divide the member's vote, as determined in accordance with this Section,  on any matter on the basis  specified by it in a notice  given to the  Secretary of the

Management Committee at or prior to the meeting at which the vote is to be cast,

to reflect its market and  transmission  interests.  In such case the portion of the  member's  vote  reflecting  its  transmission  interest  may be cast by the member's alternate.


For purposes of this Section,  the Generation  Ownership Shares of a Participant

means and includes:

         (A)      the direct  ownership  interest which the Participant has as a

                  sole  or  joint  owner  in  the  Installed   Capability  of  a

                  generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2;


         (B)      the indirect  ownership interest which the Participant has, as a shareholder in Vermont Yankee Nuclear Power Corporation or a similar  corporation,  or as a general or  limited  partner in

                  Ocean State Power or a similar  partnership,  in the Installed

                  Capability  of a  generating  unit  which is subject to NEPOOL central dispatch in accordance with Section 13.2, provided the corporation or partnership is itself not a Participant;


         (C)      any other interest which the Participant has in the Installed

                  Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2, under a

                  lease or other contractual arrangement, provided the other party to the arrangement is itself not a Participant and the

                  Management Committee determines, at the request of the

                  affected Participant, that the Participant has benefits and rights, and assumes risks, under the arrangement with respect to the unit which are substantially equivalent to the

                  benefits, rights and risks of an owner; and

         (D)      an interest which the  Participant  shall be deemed to have in the  direct  ownership  interest,  or the  indirect  ownership interest as a shareholder or general or limited partner,  of a

                  Related Person of the Participant in the Installed  Capability

                  of a  generating  unit  which is  subject  to  NEPOOL  central dispatch in accordance with Section 13.2, provided the Related

                  Person is itself not a Participant.


For purposes of this Section, the Transmission Ownership Shares of a Participant

means and includes:


         (W)      the direct ownership interest which the Participant has as a sole or joint owner of PTF;


         (X)      the indirect  ownership interest which the Participant has, as a  shareholder  in a  corporation,  or as a general or limited partner in a partnership,  in PTF owned by such corporation or partnership,  provided the  corporation  or partnership is not itself a Participant;

         (Y)      any other  interest which the  Participant  has in PTF under a lease or other  contractual  arrangement,  provided  the other party to the  arrangement is not itself a Participant  and the

                  Management  Committee  determines,   at  the  request  of  the

                  affected  Participant,  that the  Participant has benefits and rights,  and assumes risks, under the arrangement with respect to the PTF which are substantially equivalent to the benefits,

                  rights and risks of an owner; and


         (Z)      an interest which the  Participant  shall be deemed to have in the  direct  ownership  interest,  or the  indirect  ownership interest as a shareholder or general or limited partner,  of a

                  Related Person of the Participant in PTF, provided the Related

                  Person is itself not a Participant.


6.4      Number  of  Votes  Necessary  for  Action.  Actions  of the  Management
         -----------------------------------------
         Committee  shall be effected only upon an  affirmative  vote of members having at least 66% of the aggregate Voting Shares to which all members are entitled;  provided, however, that the negative votes of any six or
                        --------  -------
         more members representing Participants which are not Related Persons of each other and which have at least 20% of the  aggregate  Voting Shares to which all members are entitled shall
         defeat any proposed  action.  In determining  whether the negative vote total specified above has been reached, the 18% limitation specified in

         Section 6.3 on the aggregate  Voting Shares of any  Participant and its

         Related Persons shall be applicable.


6.5      Proxies.  The vote of any  member of the  Management  Committee  or the
         -------
         member's  alternate may be cast by another person pursuant to a written proxy  dated  not more  than  one  year  previous  to the  meeting  and delivered to the Secretary of the  Management  Committee at or prior to the meeting at which the proxy vote is cast.


6.6      Alternates.  A Participant may designate, by a written notice delivered
         ----------
         to the Secretary of the Management Committee, an alternate for a member of the  Management  Committee  appointed  by it. In the  absence of the member,  the  alternate  shall  have  all  the  powers  of the  member,

         including the power to vote.


6.7      Officers.  At its annual meeting,  the Management Committee shall elect
         --------
         from among its members a Chair and a Vice-Chair;  it shall also elect a

         Secretary who
         need not be a member.  These officers shall have the powers and duties usually incident to such offices.


6.8      Meetings.  The  Management  Committee  shall hold its annual meeting in
         --------
         December at such time and place as the Chair shall  designate and shall hold  other  meetings  in  accordance  with a  schedule  adopted by the

         Management  Committee or at the call of the Chair.  One or more members who represent  Participants  having in the aggregate at least 3% of the aggregate  Voting Shares of all Participants may call a special meeting of the  Management  Committee in the event that the Chair shall fail to call such a meeting  within three  business days  following the Chair's receipt from such member or members of a request specifying the subject matters to be acted upon at the meeting.


6.9      Notice of Meetings.  Written  notice of each meeting of the  Management
         ------------------
         Committee  shall be given to each  member  not less than five  business days prior to the date of the meeting,  which notice shall  specify the principal subject matter expected to be acted upon at the meeting.

6.10     Adoption of Budgets. At each annual meeting,  the Management  Committee
         -------------------
         shall adopt a NEPOOL budget for the ensuing  calendar year. In adopting budgets the Management  Committee shall give due  consideration  to the budgetary  requests of each  committee.  The  Management  Committee may modify any NEPOOL budget from time to time after its adoption.


6.11     Adoption  of  Bylaws.  The  Management   Committee  may  adopt  bylaws,
         --------------------
         consistent with this Agreement,  governing procedural matters including the conduct of its meetings and those of the other committees.


6.12     Establishing  Reliability  Standards.  It  shall  be  the  duty  of the
         ------------------------------------
         Management Committee,  after review of reports or actions of the System

         Operator and the Market  Reliability  Planning  Committee  and Regional

         Transmission   Planning   Committee  and  such  other  matters  as  the

         Management  Committee deems  pertinent,  to establish or approve proper standards  of  reliability  for the bulk power  supply of NEPOOL.  Such standards shall be consistent with the directives of the North American

         Electric  Reliability  Council  and the  Northeast  Power  Coordinating

         Council and shall be reviewed periodically by the

         Management  Committee  and revised as the  Management  Committee  deems appropriate.


6.13     Appointment  and  Compensation  of  NEPOOL  Personnel.  The  Management
         -----------------------------------------------------
         Committee   shall  determine  what  personnel  are  desirable  for  the effective  operation  and  administration  of  NEPOOL  and shall fix or authorize the fixing of the compensation for such persons.


6.14     Duties and Authority.
         --------------------

                  (a)      The  Management  Committee  shall  have  the duty and

                           requisite   authority  to  administer,   enforce  and

                           interpret the  provisions of this  Agreement in order

                           to accomplish the objectives of NEPOOL  including the

                           making of any  decision  or  determination  necessary

                           under  any  provision  of  this   Agreement  and  not

                           expressly  specified to be decided or  determined  by

                           any other body.


                  (b)      The Management  Committee shall have the authority to

                           provide for such  facilities,  materials and supplies

                           as the Management

                           Committee may determine are necessary or desirable to

                           carry out the provisions of this Agreement.


                  (c)      The Management Committee shall have, in addition to

                           the authority provided in Section 6.12, the

                           authority, after consultation with other NEPOOL

                           committees and the System Operator, to establish or

                           approve consistent standards with respect to any

                           aspect of arrangements between Participants and

                           Non-Participants which it determines may adversely

                           affect the reliability of NEPOOL, and to review such

                           arrangements to determine compliance with such

                           standards.


                  (d)      The Management Committee, or its designee, shall have

                           the authority to act on behalf of all Participants in

                           carrying out any action  properly  taken  pursuant to

                           the provisions of this  Agreement.  Without  limiting

                           the  foregoing  general  authority,   the  Management

                           Committee, or its designee,  shall have the authority

                           on  behalf  of  all   Participants   to  execute  any

                           contract,  lease or other  instrument  which has been

                           properly authorized pursuant to
                           this Agreement including,  but not limited to, one or

                           more  contracts  with the ISO,  and to file  with the

                           Commission and other appropriate  regulatory  bodies:

                           (i)  this   Agreement  and   documents   amending  or

                           supplementing  this Agreement,  including the Tariff,

                           (ii) contracts with  Non-Participants or the ISO, and

                           (iii)   related    tariffs,    rate   schedules   and

                           certificates of concurrence. The Management Committee

                           shall,  in addition,  have the authority to represent

                           NEPOOL in proceedings before the Commission.


                  (e)      The Management Committee shall have the duty and

                           requisite authority, after consultation with other

                           NEPOOL committees and the System Operator, to fix the

                           NEPOOL Objective Capability for each month of each

                           Power Year prior to the beginning of the Power Year

                           and thereafter to review at least annually the

                           anticipated Load of the NEPOOL Participants and

                           NEPOOL Installed Capability for each month of such

                           Power Year and to make such adjustments in the NEPOOL

                           Objective Capability as the Management Committee may

                           determine on the basis of such review.  Since changes

                           in the circumstances which must be
                           assumed by the Management  Committee in fixing NEPOOL

                           Objective   Capability   for  a  future   period  can

                           significantly  affect  the  required  level of NEPOOL

                           Objective  Capability for that period, the Management

                           Committee shall,  where  appropriate,  also determine

                           the  effect  on  NEPOOL   Objective   Capability   of

                           significant   changes  in  circumstances  from  those

                           assumed,   either   by  fixing   alternative   NEPOOL

                           Objective  Capabilities,  or by  adopting  adjustment

                           factors or formulas.


                  (f)      The  Management  Committee  shall  have  the duty and

                           requisite authority to establish or approve schedules

                           fixing  the  amounts to be paid by  Participants  and

                           Non-Participants  to permit the  recovery of expenses

                           incurred in  furnishing  some or all of the  services

                           furnished  by NEPOOL  either  directly or through the

                           System Operator.


                  (g)      The  Management  Committee  shall  have  the duty and

                           requisite  authority  to provide  for the  sharing by

                           Participants,   on  such  basis  as  the   Management

                           Committee may deem appropriate, of
                           payments and costs which are not otherwise reimbursed

                           under  this  Agreement  and  which  are  incurred  by

                           Participants    or    under     arrangements     with

                           Non-Participants  and approved or  authorized  by the

                           Committee  as  necessary  in  order  to meet or avoid

                           short-term  deficiencies  in the amount of  resources

                           available to meet the pool's reliability objectives.


                  (h)      The Management Committee shall have the authority, at

                           the time that it acts on an Entity's application

                           pursuant to Section 3.1 to become a Participant, to

                           waive, conditionally or unconditionally, compliance

                           by such Entity with one or more of the obligations

                           imposed by this Agreement if the Management Committee

                           determines that such compliance would be unnecessary

                           or inappropriate for such Entity and the waiver for

                           such Entity will not impose an additional burden on

                           other Participants.


                  (i)      Until  the  Second  Effective  Date,  the  Management

                           Committee shall have the duty and requisite authority

                           to determine which  generating  facilities  should be

                           equipped for Automatic Generation

                           Control in order to maintain proper frequency for the

                           interconnected  bulk power system of the Participants

                           and  to  control  power  flows  on   interconnections

                           between   Participants  and   non-Participants.   The

                           Management  Committee  shall  establish  a system for

                           sharing   by  the   Participants   until  the  Second

                           Effective  Date,  on such basis as the  Committee may

                           deem  appropriate,  of the costs,  including  loss of

                           generator   efficiency,    that   are   incurred   by

                           Participants in installing, maintaining and operating

                           Automatic  Generation  Control equipment  required by

                           the Committee and are not otherwise  reimbursed under

                           this Agreement.


                  (j)      The  Management  Committee  shall  have  the duty and

                           requisite  authority to act on appeals to it from the

                           actions of other NEPOOL  committees  and to appoint a

                           special  committee to administer  NEPOOL's  alternate

                           dispute  resolution  procedures  or to take any other

                           action if it determines that such action is necessary

                           or  appropriate  to  achieve a prompt  resolution  of

                           disputes under the provisions of Section 21.1.

                  (k)      The  Management  Committee  shall  have such  further

                           powers and duties as are conferred or imposed upon it

                           by other sections of this Agreement.


6.15     Attendance  of  Members  of  Management  Committee  at Other  Committee
         -----------------------------------------------------------------------
         Meetings.  Each member of the  Management  Committee  or that  member's
         --------
         designee  shall be entitled  to attend any meeting of any other  NEPOOL committee,  and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.


                                    SECTION 7

                               EXECUTIVE COMMITTEE
                               -------------------

7.1      Organization.  There shall be an Executive  Committee  which shall have
         ------------
         all the  powers  and  duties of the  Management  Committee  (except  as provided below), subject to appeal to the Management Committee pursuant to the provisions of Section 7.11.  Between  meetings of the Management

         Committee,  the  Executive  Committee  shall  exercise  the  powers and perform the duties of the Management Committee. The Executive Committee shall not have any of the powers or
         duties of the Management  Committee under Sections 6.7 and 6.10, except that the  Executive  Committee  shall have the power of the  Management

         Committee to modify from time to time an overall  NEPOOL  annual budget adopted by the Management Committee, subject to the limitation that the aggregate  amount of net  increase  in an overall  budget  which may be effected by the  Executive  Committee for any year shall not exceed 10%

         of the budget initially adopted by the Management Committee.


7.2      Membership.  The Executive  Committee  shall be constituted as follows:
         ----------
         the ISO shall  have the right to  appoint  a  non-voting  member of the

         Committee;  each Participant whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the  Committee;  the remaining  Participants whose Voting Shares are less than 1% of the aggregate  Voting Shares of all Participants shall be divided into the following five groups,  with each having the right to appoint one voting member of the Committee:


                         (a)  One   group   consisting   of  the   remaining

                              Participants   which   are municipally-owned and

                              cooperatively-owned utilities;

                           (b)      One  group   consisting   of  the  remaining

                                    Participants   which  are  not   subject  to

                                    traditional   utility  rate  regulation  and

                                    which are engaged in the NEPOOL Control Area

                                    principally  in the  business  of  owning or

                                    operating generation  facilities and selling

                                    the output of such generation;


                           (c)      One  group   consisting   of  the  remaining

                                    Participants   which  are  not   subject  to

                                    traditional   utility  rate  regulation  and

                                    which are engaged in the NEPOOL Control Area

                                    principally  in a  business  other  than the

                                    business of owning or  operating  generation

                                    or PTF  facilities and selling the output of

                                    such generation;


                           (d)      One  group   consisting   of  the  remaining

                                    Participants,  if any,  which  (i) own  PTF,

                                    (ii) are not engaged in electric  generation

                                    or  distribution  and do not  participate in

                                    the wholesale  bulk power market,  and (iii)

                                    are  not   Related   Persons  of  any  other

                                    Participant; and

                           (e)      One  group   consisting   of  the  remaining

                                    Participants    which   are   investor-owned

                                    utilities   subject  to   traditional   rate

                                    regulation  or other  Entities  which do not

                                    qualify to be  included  in any of the other

                                    four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects to join. In the event any  Participant is a Related Person of another  Participant which has the individual right to appoint a member of the  Committee  on the basis of its  individual  Voting  Share,  the

         Participant  shall  be  represented  on the  Committee  by  the  member appointed by the Participant  which is its Related Person and shall not be assigned to any of the five groups.


7.3      Term of Members. The member of the Executive Committee appointed by the
         ---------------
         ISO shall serve until  replaced  by the ISO.  Members of the  Executive

         Committee  appointed by a Participant  or group of  Participants  shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants  shall lose their status as Participants or otherwise lose
         their right to appoint  the member.  Appointment  or  replacement  of a member  shall  be  effected  by the ISO or a  Participant  or  group of

         Participants   by  giving  written   notice  of  such   appointment  or

         replacement to the Secretary of the Executive Committee.


7.4      Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a written notice given to the Secretary of the Executive

         Committee,  an  alternate  for any  member of the  Executive  Committee appointed by the ISO or such Participant or group of  Participants.  In the absence of the member,  the alternate  shall have all the powers of the member, including the power to vote.


7.5      Votes.  Each voting  member of the Executive  Committee  shall have one
         -----
         vote,  which  may be cast  in  person  by the  member  or the  member's alternate or by another  person  pursuant to a written  proxy dated not more  than  one year  previous  to the  meeting  and  delivered  to the

         Secretary  of the  Executive  Committee  at or prior to the  meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a member of the Executive  Committee both participates in the wholesale  bulk power market and owns PTF, the member  appointed by the Participant shall be entitled to divide the member's vote on the basis specified in a notice given by it to the Secretary of the  Committee  at or prior to the  meeting  at which the vote is to be cast, to reflect the Participant's  market and transmission  interests.

         In such case the portion of the  Participant  member's vote  reflecting its transmission interest may be cast by the member's alternate.


         A voting  member  appointed by a group may divide the member's  vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee  at or prior to the  meeting at which the vote is to be cast,

         to reflect the different positions of the members of the group.


7.6      Number of Votes  Necessary  for Action.  The adoption of actions by the
         --------------------------------------
         Executive  Committee shall require  affirmative votes by voting members aggregating  at least  60% of the  number  of votes  which  the  voting members in  attendance  at a meeting  at which a quorum is present  are entitled to cast.  A majority  of the voting  members at any time shall constitute a quorum.


7.7      Officers.  At its annual meeting,  the Executive  Committee shall elect
         --------
         from its voting members a Chair and a Vice-Chair; it shall also elect a

         Secretary who
        need not be a member.  These officers shall have the powers and duties usually incident to such offices.


7.8      Meetings.  The  Executive  Committee  shall hold its annual  meeting in
         --------
         December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule  adopted by the  Executive  Committee or at the call of the Chair.  Any two members may call a special meeting of the Executive Committee in the event that the Chair shall fail to call such a meeting  within three business days following the Chair's receipt from such members of a request specifying the  subject  matters to be acted upon at the  meeting.  Any regular or special meeting of the Executive Committee may be conducted by means of conference  telephone  or other  communications  equipment  by means of which all persons participating in the meeting can hear each other.


7.9      Notice of Meetings.  Written  notice of each  meeting of the  Executive
         ------------------
         Committee  shall be  given to each  member  of the  Committee  and each member of the  Management  Committee not less than three  business days prior to the date
         of the meeting.  The notice shall specify the principal subject matte expected to be acted upon at the meeting.


7.10     Notice to  Members of  Management  Committee  of  Actions by  Executive
         -----------------------------------------------------------------------
         Committee.  Prior to the end of the  fifth  business  day  following  a
         ---------
         meeting of the  Executive  Committee,  the  Secretary of the  Executive

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee of any action taken by the Executive Committee at such meeting.


7.11     Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may  appeal  to  the  Management  Committee  any  action  taken  by the

         Executive Committee.  Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Executive Committee to  which  the  appeal  relates  by  giving  to  the  Secretary  of the

         Management  Committee  a signed  and  written  notice of appeal  and by mailing  a copy  of the  notice  to the  ISO  and  each  member  of the

         Management  Committee.  Pending  action on the appeal by the Management

         Committee,  the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

                                    SECTION 8

                      MARKET RELIABILITY PLANNING COMMITTEE
                      -------------------------------------


8.1      Organization.  There shall be a Market  Reliability  Planning Committee
         ------------
         which shall have the responsibilities specified in Section 8.11. It may provide  from time to time for the  creation of one or more  Functional

         Planning Committees to act in particular  functional planning areas and to  exercise  such  of  the  Market  Reliability  Planning  Committee's responsibilities as it may delegate to them.


8.2      Membership.   The  Market  Reliability   Planning  Committee  shall  be
         ----------
         constituted  as  follows:  the ISO shall  have the  right to  appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the  Committee;  the remaining  Participants  whose  Voting  Shares  are less than 1% of the aggregate Voting Shares of all  Participants  shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

                  (a)      One group consisting of the remaining Participants

                           which are municipally-owned and cooperatively-owned

                           utilities;


                  (b)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in the business of owning or

                           operating  generation   facilities  and  selling  the

                           output of such generation;


                  (c)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in a business other than the

                           business  of owning or  operating  generation  or PTF

                           facilities and selling the output of such generation;


                  (d)      One group  consisting of the remaining  Participants,

                           if any,  which (i) own PTF,  (ii) are not  engaged in

                           electric   generation  or  distribution  and  do  not

                           participate in the wholesale bulk power
                           market, and (iii) are not Related Persons of any

                           other Participant; and


                  (e)      One group  consisting of the  remaining  Participants

                           which  are   investor-owned   utilities   subject  to

                           traditional  rate  regulation or other Entities which

                           do not  qualify  to be  included  in any of the other

                           four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects to join. In the event any  Participant is a Related Person of another  Participant which has the individual right to appoint a member of the Committee, the Participant shall be represented in the Committee by the member appointed by the Participant  which is its Related Person and shall not be assigned to any of the five groups.


8.3      Term  of  Members.  The  member  of  the  Market  Reliability  Planning
         -----------------
         Committee  appointed by the ISO shall serve until  replaced by the ISO.

         Members of the Market  Reliability  Planning  Committee  appointed by a

         Participant or group of

         Participants   shall  serve  until  replaced  by  the   Participant  or

         Participants   which  appointed  them  or  until  such  Participant  or

         Participants  cease to be Participants or otherwise lose their right to appoint the member.  Appointment  or  replacement  of a member shall be effected by the ISO or a Participant or group of Participants by giving written  notice of such  appointment or replacement to the Secretary of the Market Reliability Planning Committee.


8.4      Voting. Each voting member of the Market Reliability Planning Committee
          -----
         shall  have one vote  which may be cast in person by the  member or the member's  alternate or by another  person  pursuant to a written  proxy dated not more than one year  previous to the meeting and  delivered to the Secretary of the Market Reliability  Planning Committee at or prior to the meeting at which the proxy vote is cast. If a Participant  which has the  individual  right to  appoint a voting  member  of the  Market

         Reliability  Planning Committee both participates in the wholesale bulk power  market and owns PTF,  the member  appointed  by the  Participant shall be entitled to divide the member's vote on the basis specified in a notice given by it to the  Secretary of the  Committee at or prior to the  meeting  at  which  the  vote  is  to  be  cast,  to  reflect  the

         Participant's market
         and  transmission  interests.  In such case the portion of the member's vote reflecting its  transmission  interest may be cast by the member's alternate.


         The voting member  appointed by a group may divide the member's vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee  at or prior to the  meeting at which the vote is to be cast,

         to reflect the different positions of the members of the group.


         The adoption of actions by the Market  Reliability  Planning  Committee shall require  affirmative votes by voting members aggregating at least

         60% of the number of votes which the members in attendance at a meeting at which a quorum is present are  entitled  to cast.  A majority of the voting members at any time shall constitute a quorum.


8.5      Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a written  notice  given to the  Secretary of the Market

         Reliability  Planning  Committee,  an  alternate  for the member of the

         Market  Reliability  Planning  Committee  appointed  by the ISO or such

         Participant or group of Participants.

         In the absence of the member,  the alternate  shall have all the powers of the member, including the power to vote.


8.6      Officers.  At its  annual  meeting,  the  Market  Reliability  Planning
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it shall  also  elect a  Secretary  who  need  not be a  member  of the

         Committee.  These  officers  shall have the  powers and duties  usually incident to such offices.


8.7      Meetings.  The Market  Reliability  Planning  Committee  shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the  Committee or at the call of the Chair.  Any two  members  may call a  special  meeting  of the  Market  Reliability

         Planning  Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such  members  of a  request  specifying  the  subject  matters  to  be considered at the meeting. Any regular or special meeting of the Market

         Reliability  Planning Committee may be conducted by means of conference telephone  or other  communications  equipment  by  means of which  all persons participating in the meeting can hear each other.

8.8      Notice of  Meetings.  Written  notice  of each  meeting  of the  Market
         -------------------
         Reliability  Planning  Committee shall be given to each member not less than five business days prior to the date of the meeting. The principal subject  matter  expected  to be  acted  upon  at a  meeting  shall  be specified in the notice of the meeting whenever the meeting is not held in accordance with the schedule adopted by the Committee.


8.9      Notice to  Members  of  Management  Committee.  Prior to the end of the
         ---------------------------------------------
         fifth  business  day  following  a meeting  of the  Market  Reliability

         Planning  Committee,  the Secretary of the Market Reliability  Planning

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee  of any action  taken by the  Market  Reliability

         Planning Committee at such meeting.


8.10     Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the  Management  Committee any action taken by the Market

         Reliability Planning Committee.  Such an appeal shall be taken prior to the end of the tenth  business day  following the meeting of the Market

         Reliability Planning Committee to which the appeal relates by giving to the Secretary of the

         Management  Committee  a signed  and  written  notice of appeal  and by mailing  a copy  of the  notice  to the  ISO  and  each  member  of the

         Management  Committee.  Pending  action on the appeal by the Management

         Committee,  the giving of a notice of appeal as aforesaid shall suspend the action appealed from.


8.11     Responsibilities.  The Market  Reliability  Planning Committee shall be
         ----------------
         responsible,   either  directly  or  through  its  Functional  Planning

         Committees,   and  in  conjunction   with  the  ISO  and  the  Regional

         Transmission Planning Committee, as appropriate, for the following:


                  (a)      providing  overall direction to, and coordination of,

                           joint studies of supply and demand-side resources and

                           environmental  considerations in order to achieve the

                           objectives of NEPOOL;


                  (b)      recommending  to the Management  Committee the NEPOOL

                           Objective Capability for each Power Year;

                  (c)      periodically   reviewing  the   procedures   used  to

                           calculate   NEPOOL   Installed   Capability,   NEPOOL

                           Objective Capability and NEPOOL Capability

                           Responsibility;


                  (d)      causing to be prepared  periodic  short and long term

                           load   forecasts  for  use  in  NEPOOL   studies  and

                           operations  and to meet  requirements  of  regulatory

                           agencies;


                  (e)      overseeing  communications and liaison between NEPOOL

                           and   governmental   authorities   on  power  supply,

                           environmental and load forecasting issues;


                  (f)      coordinating the collection and exchange of necessary

                           system  data  and  future  plans  for  use in  NEPOOL

                           planning  and  to  meet  requirements  of  regulatory

                           agencies;


                  (g)      following  appropriate  studies,  recommending to the

                           Management  Committee  reliability  standards for the

                           bulk power system of NEPOOL; and

                  (h)      coordinating   the  review  of  proposed  supply  and

                           demand-side  resource plans of Participants  pursuant

                           to Section 18.4 and the submission of recommendations

                           to the Management  Committee  regarding such proposed

                           plans.


8.12     Functional  Planning   Committees.   The  Market  Reliability  Planning
         ---------------------------------
         Committee's  Functional  Planning  Committees  shall remain  subject to policy-level  direction and control by the Market Reliability  Planning

         Committee.  Functional  Planning  Committees  may  participate in joint studies  with  each  other and with  other  NEPOOL  committees  or task forces,  but shall submit reports and  recommendations  directly to the

         Management  Committee  only  pursuant  to the  request  of  the  Market

         Reliability Planning Committee.


         The members of each Functional Planning Committee shall be appointed in the same  manner as the  members  of the  Market  Reliability  Planning

         Committee,  and, if  requested by the ISO,  shall  include a non-voting member  appointed by the ISO. The Chair,  Vice-Chair  and  Secretary of

         each  Functional  Planning  Committee  shall be appointed in accordance with procedures specified by the Market Reliability Planning Committee.

         Except  as  expressly  directed  by  the  Market  Reliability  Planning

         Committee,  its Functional Planning Committees shall be study, research and  deliberative  bodies and shall not resolve by vote  differences of opinion as to  proposed  plans or other  matters on which they may make

         reports  or  recommendations.   Functional  Planning  Committees  shall

         regularly  report the  results of their work to the Market  Reliability

         Planning  Committee,  and whenever a Functional  Planning  Committee is unable to reach a consensus  resolution of a policy  issue,  that issue shall  be  reported  to  the  Market  Reliability  Planning  Committee.

         Functional  Planning  Committee  reports  shall  contain such  personal opinions and  conclusions as any member may request.  Where a vote of a

         Functional  Planning  Committee is required for election of officers or other  organizational  matters, the action shall be effective only upon an  affirmative  vote  of 60%  of the  voting  members  present  at the meeting.


8.13     Appointment of Task Forces. The Market  Reliability  Planning Committee
         --------------------------
         and its Functional Planning Committees shall have the authority, within the Market Reliability Planning Committee's budget or with the approval of the  Management  Committee  if beyond its  budget,  to appoint  task forces for particular  studies and to name thereto available  employees of Participants.

8.14     Consultants,   Computer  Time  and  Expenses.  The  Market  Reliability
         --------------------------------------------
         Planning  Committee and its Functional  Planning  Committees shall have the  authority,  within the  Market  Reliability  Planning  Committee's budget or with the approval of the  Management  Committee if beyond its budget,  to retain the services of the ISO, to hire other  consultants,

         to procure  computer time and to incur such expenses as may be required to enable the Market  Reliability  Planning  Committee,  its Functional

         Planning  Committees  and their task forces  properly to perform  their duties.


8.15     Further Powers and Duties.  The Market  Reliability  Planning Committee
         -------------------------
         shall have such further  powers and duties as may be  prescribed by the

         Management Committee or as set forth in this Agreement.


8.16     Reports to Management Committee.  The Market Reliability Planning
         -------------------------------
         Committee shall report to the Management Committee periodically the results of its work and such reports shall contain such alternative programs as the Market Reliability Planning Committee may conside appropriate.  Market Reliability

         Planning  Committee  reports shall also contain such minority  opinions and conclusions as any member shall request.


8.17     Joint  Meetings  With Regional  Transmission  Planning  Committee.  The
         -----------------------------------------------------------------
         Market  Reliability  Planning Committee is authorized and encouraged to

         hold  its   meetings,   and  to  conduct   studies  and   exercise  its

         responsibilities,  jointly  with  the  Regional  Transmission  Planning

         Committee to the extent appropriate.


                                    SECTION 9

                    REGIONAL TRANSMISSION PLANNING COMMITTEE
                    ----------------------------------------

9.1      Organization. There shall be a Regional Transmission Planning Committee
         ------------
         which shall have the responsibilities specified in Section 9.11. It may provide  from time to time for the  creation of one or more  Functional

         Planning  Committees  to  act  in  particular  functional  transmission planning  areas  and to  exercise  such  of the  Regional  Transmission

         Planning Committee's responsibilities as it may delegate to them.

9.2      Membership.  The  Regional  Transmission  Planning  Committee  shall be
         ----------
         constituted as follows:

                  (a) the ISO shall have the right to appoint a non-voting member of the Committee;

                  (b)      Transmission Service Provider Members: each

                           Participant which provides transmission service

                           through NEPOOL under the Tariff as a Transmissio

                           Provider (a "Service Provider") and whose Voting

                           Share equals or exceeds 1% of the aggregate Voting

                           Shares of all Participants shall have the right to

                           appoint a voting member of the Committee (a

                           "Transmission Service Provider Member") and the

                           remaining Service Providers aggregated together shall

                           have the right to appoint one voting Transmission

                           Service Provider Member.


                  (c)      Non-Transmission   Service  Provider  Members:   each

                           Participant which is not a Service Provider and whose

                           Voting  Shares  equals or exceeds 1% of the aggregate

                           Voting Shares of all Participants shall
                           have the  right to  appoint  a voting  member  of the

                           Committee  (a   "Non-Transmission   Service  Provider

                           Member") and the remaining Participants which are not

                           Service  Providers  whose Voting Shares are less than

                           1% of the aggregate Voting Shares of all Participants

                           shall be divided into the following four groups, with

                           each   having  the  right  to   appoint   one  voting

                           Non-Transmission   Service  Provider  Member  of  the

                           Committee:


                           (i)      One group consisting of the remaining

                                    Participants which are municipally-owned and

                                    cooperatively-owned utilities;


                           (ii)     One  group   consisting   of  the  remaining

                                    Participants   which  are  not   subject  to

                                    traditional   utility  rate  regulation  and

                                    which are engaged in the NEPOOL Control Area

                                    principally  in the  business  of  owning or

                                    operating generation  facilities and selling

                                    the output of such generation;

                           (iii)    One  group   consisting   of  the  remaining

                                    Participants   which  are  not   subject  to

                                    traditional   utility  rate  regulation  and

                                    which are engaged in the NEPOOL Control Area

                                    principally  in a  business  other  than the

                                    business of owning or  operating  generation

                                    or PTF  facilities and selling the output of

                                    such generation; and


                           (iv)     One  group   consisting   of  the  remaining

                                    Participants    which   are   investor-owned

                                    utilities  subject  to  traditional  utility

                                    rate  regulation or other  Entities which do

                                    not  qualify  to be  included  in any of the

                                    other three groups.


                  Notwithstanding the foregoing,  any such Participant may elect to join a  different  group under (c) than the one to which it would be assigned  under the  foregoing  provisions if this is acceptable  to the members of the group it elects to join.  In the  event any  Participant  is a  Related  Person of  another

                  Participant which has the individual right to appoint a member of the Committee on the basis of its  individual  Voting Share the  Participant  shall be represented in the Committee by the member appointed by the

                  Participant  which is its  Related  Person  and  shall  not be assigned to any of the four groups.


9.3      Term of Members.  The member of the Regional Transmission Planning
         ---------------
         Committee appointed by the ISO shall serve until replaced by the ISO.

         Other members of the Regional Transmission Planning Committee shal serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants shall lose their status as Participants or otherwise lose their right to appoint the member.

         Appointment or replacement of a member shall be effected by the ISO or a Participant or group of Participants by giving written notice of such appointment or replacement to the Secretary of theRegional Transmission

         Planning Committee.


9.4      Voting.  Each  Transmission  Service  Provider  Member  (as  defined in
         ------
         Section 9.2) of the Regional Transmission Planning Committee shall have the number of votes determined by the following formula:


                                    X =     50       in which:
                                            --
                                            Y

                                    X       is the number of votes to which the

                                            member is entitled, and


                                    Y       is  the   number   of   Transmission

                                            Service   Provider  Members  at  the

                                            time.


                           Each  Non-Transmission  Service  Provider  Member (as

                           defined  in  Section  9.2)  shall  have the number of

                           votes determined by the following formula:


                                    A =     50       in which:
                                            --
                                            B


                                    A       is the number of votes to which the
\
                                            member is entitled, and


                                    B       is the  number  of  Non-Transmission

                                            Service   Provider  Members  at  the

                                            time.

                           A  member's  vote may be cast in person by the member

                           or  the  member's  alternate  or  by  another  person

                           pursuant  to a written  proxy dated not more than one

                           year  previous to the meeting  and  delivered  to the

                           Secretary  of  the  Regional   Transmission  Planning

                           Committee  at or prior to the  meeting  at which  the

                           proxy vote is cast.


                           The voting member appointed by a group may divide the

                           member's  votes on the  basis  specified  in a notice

                           given to the  Secretary of the  Committee at or prior

                           to the  meeting  at which the vote is to be cast,  to

                           reflect the different positions of the members of the

                           group.


                           The adoption of actions by the Regional  Transmission

                           Planning Committee shall require affirmative votes by

                           voting  members  having in the aggregate at least 60%

                           of  the  number  of  votes   which  the   members  in

                           attendance  at a meeting at which a quorum is present

                           are  entitled  to  cast.   Voting  members  having  a

                           majority of
                           the votes to which all members are entitled at any

                           time shall constitute a quorum.


                           When the  number of votes on any  action  is  greater

                           than or equal to 50% but less  than 60% of the  total

                           votes,  then the  non-voting  member of the Committee

                           that is  appointed by the ISO shall have the right to

                           cast a vote  and a  positive  vote by the  ISO  shall

                           cause an action to pass.


9.5      Alternates.  The ISO, or a  Participant  or group of  Participants  may
         ----------
         designate,  by a written  notice given to the Secretary of the Regional

         Transmission  Planning  Committee,  an alternate  for any member of the

         Regional  Transmission  Planning Committee appointed by the ISO or such

         Participant or group of Participants. In the absence of the member, the alternate shall have all the powers of the member,  including the power to vote.

9.6      Officers.  At its annual meeting, the Regional Transmission Planning
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it
         shall also elect a Secretary who need not be a member of the Committee.

         These  officers  shall have the powers and duties  usually  incident to such offices.


9.7      Meetings.  The Regional  Transmission Planning Committee shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the  Committee or at the call of the Chair.  Any two members  may call a special  meeting of the  Regional  Transmission

         Planning  Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such  members  of a  request  specifying  the  subject  matters  to  be considered  at the  meeting.  Any  regular  or  special  meeting of the

         Regional  Transmission  Planning Committee may be conducted by means of conference  telephone  or other  communications  equipment  by means of which all persons participating in the meeting can hear each other.


9.8      Notice of  Meetings.  Written  notice of each  meeting of the  Regional
         -------------------
         Transmission  Planning Committee shall be given to each member not less than five business days prior to the date of the meeting. The principal subject  matter  expected  to be  acted  upon  at a  meeting  shall  be specified in the notice of the
         meeting whenever the meeting is not held in accordance with the schedule adopted by the Committee.


9.9      Notice to  Members  of  Management  Committee.  Prior to the end of the
         ---------------------------------------------
         fifth  business day  following a meeting of the  Regional  Transmission

         Planning Committee, the Secretary of the Regional Transmission Planning

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee of any action taken by the Regional  Transmission

         Planning

         Committee at such meeting.


9.10     Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the Management Committee any action taken by the Regional

         Transmission Planning Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Regional

         Transmission  Planning  Committee to which the appeal relates by giving to the  Secretary  of the  Management  Committee  a signed and  written notice of  appeal  and by  mailing a copy of the  notice to the ISO and each member of the Management  Committee.  Pending action on the appeal by the Management

         Committee,  the  delivery  of a notice  of appeal  as  aforesaid  shall suspend the action appealed from.


9.11     Responsibilities. The Regional Transmission Planning Committee shall be
         ----------------
         responsible, either directly or through Functional Planning Committees,

         and in  conjunction  with the ISO and the Market  Reliability  Planning

         Committee, as appropriate, for the following:


                  (a)      providing  overall direction to, and coordination of,

                           joint  studies  of  transmission  facilities  and the

                           development of a regional  transmission plan in order

                           to achieve the objectives of NEPOOL;


                  (b)      overseeing  communications and liaison between NEPOOL

                           and governmental authorities on transmission issues;


                  (c)      coordinating the collection and exchange of necessary

                           system  data  and  future  plans  for  use in  NEPOOL

                           planning  and  to  meet  requirements  of  regulatory

                           agencies;

                  (d)      following  appropriate  studies,  recommending to the

                           Management Committee proposed  reliability  standards

                           for the bulk power system of NEPOOL;


                  (e)      coordinating  the  review  of  proposed  transmission

                           plans of  Participants  pursuant to Section  18.4 and

                           the submission of  recommendations  to the Management

                           Committee regarding such proposed plans; and


                  (f)      to the  extent  appropriate,  establishing  criteria,

                           guidelines and methodologies to assure consistency in

                           monitoring  and assessing  conformance of Participant

                           and   regional   transmission   plans   to   accepted

                           reliability criteria.


9.12     Functional  Planning  Committees.  The Regional  Transmission  Planning
         --------------------------------
         Committee's  Functional  Planning  Committees  shall remain  subject to policy-level  direction  and  control  by the  Regional  Transmission

         Planning  Committee.  Functional Planning Committees may participate in joint studies with each other and with other NEPOOL  committees or task forces, but shall submit reports and
         recommendations  directly to the Management  Committee only pursuant to the request of the Regional Transmission Planning Committee.


         The members of each Functional Planning Committee shall be appointed in the same manner as the members of the  Regional  Transmission  Planning

         Committee,  and, if  requested by the ISO,  shall  include a non-voting member  appointed by the ISO. The Chair,  Vice-Chair  and  Secretary of

         each  Functional  Planning  Committee  shall be appointed in accordance

         with  procedures  specified  by  the  Regional   Transmission  Planning

         Committee.


         Except as  expressly  directed by the  Regional  Transmission  Planning

         Committee,  its Functional Planning Committees shall be study, research and  deliberative  bodies and shall not resolve by vote  differences of opinion as to  proposed  plans or other  matters on which they may make

         reports  or  recommendations.   Functional  Planning  Committees  shall

         regularly report the results of their work to the Regional Transmission

         Planning  Committee,  and whenever a Functional  Planning  Committee is unable to reach a consensus  resolution of a policy  issue,  that issue shall be  reported to the  Regional  Transmission  Planning  Committee.

         Functional  Planning  Committee  reports  shall  contain such  personal opinions and
         conclusions  as any member may  request.  Where a vote of a  Functional

         Planning  Committee  is  required  for  election  of  officers or other organizational  matters,  the action  shall be  effective  only upon an affirmative vote of 60% of the voting members present at a meeting.


9.13     Appointment  of  Task  Forces.  The  Regional   Transmission   Planning
         -----------------------------
         Committee  and  its  Functional  Planning  Committees  shall  have  the authority, within the Regional Transmission Planning Committee's budget or with the approval of the Management  Committee if beyond its budget,

         to appoint  task  forces for  particular  studies  and to name  thereto available employees of Participants.


9.14     Consultants,  Computer  Time and  Expenses.  The Regional  Transmission
         ------------------------------------------
         Planning  Committee and its Functional  Planning  Committees shall have the authority,  within the Regional  Transmission  Planning Committee's budget or with the approval of the  Management  Committee if beyond its budget,  to retain the services of the ISO, to hire other  consultants,

         to procure  computer time and to incur such expenses as may be required to enable the Regional Transmission Planning Committee,  its Functional

         Planning  Committees  and their task forces  properly to perform  their duties.

9.15     Further Powers and Duties. The Regional Transmission Planning Committee
         -------------------------
         shall have such further  powers and duties as may be  prescribed by the

         Management Committee or as set forth in this Agreement.


9.16     Reports to Management  Committee.  The Regional  Transmission  Planning
         --------------------------------
         Committee  shall report to the Management  Committee  periodically  the results of its work and such reports  shall  contain  such  alternative programs as the Regional  Transmission  Planning Committee may consider appropriate.  Regional  Transmission  Planning  Committee reports shall also contain such minority opinions and conclusions as any member shall request.


9.17     Joint Meetings With Market Reliability Planning Committee. The Regional
         ---------------------------------------------------------
         Transmission  Planning  Committee is authorized  and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities,

         jointly with the Market  Reliability  Planning  Committee to the extent appropriate.

                                   SECTION 10

                      REGIONAL MARKET OPERATIONS COMMITTEE
                      ------------------------------------

10.1     Organization.  There shall be a Regional  Market  Operations  Committee
         ------------
         which  shall  be  responsible  for  establishing  or  approving  market operation  rules and for  monitoring the operation of NEPOOL supply and demand-side resources and the wholesale bulk power market.


10.2     Membership.   The  Regional  Market   Operations   Committee  shall  be
         ----------
         constituted  as  follows:  the ISO shall  have the  right to  appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 1% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the  Committee;  the remaining  Participants  whose  Voting  Shares  are less than 1% of the aggregate Voting Shares of all  Participants  shall be divided into the following five groups, with each having the right to appoint one voting member of the Regional Market Operations Committee:


                  (a)      One group consisting of the remaining Participants

                           which are municipally-owned and cooperatively-owned

                           traditional utilities;

                  (b)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in the business of owning or

                           operating  generation   facilities  and  selling  the

                           output of such generation;


                  (c)      One group  consisting of the  remaining  Participants

                           which are not  subject to  traditional  utility  rate

                           regulation  and  which  are  engaged  in  the  NEPOOL

                           Control Area principally in a business other than the

                           business  of owning or  operating  generation  or PTF

                           facilities and selling the output of such generation;


                  (d)      One group  consisting of the remaining  Participants,

                           if any,  which (i) own PTF,  (ii) are not  engaged in

                           electric   generation  or  distribution  and  do  not

                           participate in the wholesale  bulk power market,  and

                           (iii)   are  not   Related   Persons   of  any  other

                           Participant; and

                  (e)      One group  consisting of the  remaining  Participants

                           which  are   investor-owned   utilities   subject  to

                           traditional utility rate regulation or other Entities

                           which do not  qualify  to be  included  in any of the

                           other four groups.


         Notwithstanding the foregoing, any such Participant may elect to join a different  group than the one to which it would be  assigned  under the foregoing  provisions if this is acceptable to the members of the group it elects  to join.  In the  event  any such  Participant  is a Related

         Person of another Participant which has the individual right to appoint a member of the Committee,  the Participant shall be represented in the

         Committee  by the  member  appointed  by the  Participant  which is its

         Related Person and shall not be assigned to any of the five groups.


10.3     Terms  of  Members.  The  member  of  the  Regional  Market  Operations
         ------------------
         Committee  appointed by the ISO shall serve until  replaced by the ISO.

         Other members of the Regional Market  Operations  Committee shall serve until replaced by the Participant or Participants  which appointed them or until such  Participant or  Participants  shall lose their status as

         Participants  or  otherwise  lose the  right  to  appoint  the  member.

         Appointment or replacement of a member
         shall be effected by the ISO or a Participant or group of  Participants giving  written  notice  of  such  appointment  or  replacement  to the

         Secretary of the Regional Market Operations Committee.


10.4     Voting. Each voting member of the Regional Market Operations  Committee
         ------
         shall  have one vote,  which may be cast in person by the member or the member's  alternate or by another  person  pursuant to a written  proxy dated not more than one year  previous to the meeting and  delivered to the Secretary of the Regional Market  Operations  Committee at or prior to the meeting at which the proxy vote is cast. If a Participant  which has the  individual  right to appoint a member of the  Regional  Market

         Operations  Committee  both  participates  in the wholesale  bulk power market and owns PTF, the member  appointed by the Participant  shall be entitled to divide its vote on the basis specified in a notice given by it to the  Secretary  of the  Committee  at or prior to the  meeting at which the vote is to be cast, to reflect the  Participant's  market and transmission  interests.  In such case the  portion of a member's  vote reflecting  its  transmission  interest  may be  cast  by the  member's alternate.

         The voting member  appointed by a group may divide the member's vote on the basis  specified  in a notice  given by it to the  Secretary of the

         Committee  at or prior to the  meeting at which the vote is to be cast,

         to reflect the different positions of the members of the group.


         The adoption of actions by the  Regional  Market  Operations  Committee shall require  affirmative votes by voting members aggregating at least

         60% of the number of votes which the members in attendance at a meeting at which a quorum is present are  entitled  to cast.  A majority of the voting members at any time shall constitute a quorum.


10.5     Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a  written  notice  delivered  to the  Secretary  of the

         Regional Market  Operations  Committee,  an alternate for any member of the Regional Market Operations  Committee  appointed by the ISO or such

         Participant or group of Participants. In the absence of the member, the alternate  shall have all of the powers of the  member,  including  the power to vote.

10.6     Officers.  At  its  annual  meeting,  the  Regional  Market  Operations
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it  shall  also  elect a  Secretary  who need  not be a  member.  These officers  shall have the powers and  duties  usually  incident  to such offices.


10.7     Meetings.  The  Regional  Market  Operations  Committee  shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule  adopted by the Regional Market  Operations  Committee or at the call of the Chair.  Any two members  may call a special  meeting of the Regional  Market  Operations  Committee in the event that the Chair shall fail to call such a meeting  within three business days following the  Chair's  receipt  from such  members of a request  specifying  the subject  matters  to be  acted  upon at the  meeting.  In the  event of emergency, any member may call a special meeting of the Regional Market

         Operations Committee to be held forthwith. Any annual, special or other meeting of the Regional Market Operations Committee may be conducted by means of  conference  telephone  or other  communications  equipment by means of which all persons  participating  in the meeting can hear each other.

10.8     Notice of  Meetings.  Written  notice of each  meeting of the  Regional
         -------------------
         Market Operations Committee shall be given to each member not less than three business days prior to the date of the meeting.  The notice shall normally  specify the principal  subject  matters  expected to be acted upon; provided, however, that no written notice shall be required for a meeting called in the event of an emergency,  although the Secretary or the member  calling  the meeting  shall use his or her best  efforts to notify every member of the meeting.


10.9     Notice to  Members  of  Management  Committee.  Prior to the end of the
         ---------------------------------------------
         fifth  business  day  following  a  meeting  of  the  Regional   Market

         Operations  Committee,  the Secretary of the Regional Market Operations

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee  of  any  action  taken  by the  Regional  Market

         Operations Committee at such meeting.


10.10    Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the Management Committee any action taken by the Regional

         Market Operations Committee. Such an appeal shall be taken prior to the end of the tenth  business  day  following  the meeting of the Regional

         Market Operations

         Committee to which the appeal relates by giving to the Secretary of the

         Management  Committee  a signed  and  written  notice of appeal  and by mailing  a copy  of the  notice  to the  ISO  and  each  member  of the

         Management  Committee.  Pending  action on the appeal by the Management

         Committee,  the filing of a notice of appeal as aforesaid shall suspend the action appealed from.


10.11    Appointment of Task Forces.  The Regional Market  Operations  Committee
         --------------------------
         shall have the authority, within its budget or with the approval of the

         Management  Committee if beyond its budget,  to appoint task forces for

         particular  studies  and  may  name  thereto  available   employees  of

         Participants.


10.12    Consultants, Computer Time and Expenses. The Regional Market Operations
         ---------------------------------------
         Committee  shall  have the  authority,  within  its  budget or with the approval of the  Management  Committee if beyond its budget,  to retain the services of the ISO, to hire consultants, to procure computer time,

         and to incur such  expenses as may be  required to enable the  Regional

         Market  Operations  Committee  and its task forces  properly to perform their duties.

10.13    Responsibilities.   The  Regional  Market  Operations   Committee,   in
         ----------------
         conjunction  with  the  ISO and the  Regional  Transmission  Operations

         Committee, as appropriate, shall be responsible for the following:


                  (a)      making  or  causing  to be made,  from  time to time,

                           necessary   studies  and  establishing  or  approving

                           procedures  based  thereon  to  assure  the  reliable

                           operation and facilitate  the efficient  operation of

                           the NEPOOL Control Area bulk power supply;


                  (b)      performing the following:  (i) coordinating studies


                           of, and providing information to Participants on,

                           maintenance schedules for the supply and demand-side

                           resources and transmission facilities of the

                           Participants, and (ii) adopting and implementing

                           uniform rules or procedures, until the Second

                           Effective Date, fordetermining when a generating

                           unit's outages for maintenance shall be approved for

                           Scheduled Outage Service and for determining whether

                           the applicable Capability for a unit to be used in

                           determining the amount of a Participant's Scheduled

                           Outage Service shall be the unit's Reserve Capability

                           or its Temporary Reserve Capability;


                  (c)      to the  extent  appropriate  to assure  the  reliable

                           operation   of  the  bulk  power  supply  of  NEPOOL,

                           establishing  or  approving   reasonable   standards,

                           criteria and rules relating to protective  equipment,

                           switching,  voltage control, load shedding, emergency

                           and  restoration  procedures,  and the  operation and

                           maintenance of supply and  demand-side  resources and

                           transmission facilities of the Participants;


                  (d)      determining   the  seasonal   capabilities   of  each

                           electric  generating  unit or combination of units in

                           which a Participant  has an  Entitlement in a uniform

                           manner  applying   generally   accepted   engineering

                           principles;


                  (e)      determining  as  appropriate  from  time to time  the

                           current Annual Peak,  Adjusted  Annual Peak,  Monthly

                           Peak,  Adjusted  Monthly Peak,  Installed  Capability

                           Responsibility, Operable Capability

                           Requirements, and obligations for Energy, Operating

                           Reserve and AGC of each Participant;


                  (f)      until the  Second  Effective  Date,  determining  the

                           Incremental  Costs  and  Decremental  Costs  for each

                           generating   unit  in  which  a  Participant  has  an

                           Entitlement under the varying circumstances affecting

                           such costs;


                  (g)      establishing  or  approving  market  operation  rules

                           governing  the  submission  of  Bid  Prices  and  the

                           determination  of prices  for  Installed  Capability,

                           Operable   Capability,   Energy,   each  category  of

                           Operating   Reserve  and  AGC,  and  establishing  or

                           approving    appropriate   billing   procedures   for

                           transactions pursuant to this Agreement; and


                  (h)      calculating   and   equitably   apportioning   losses

                           incurred in connection with Interchange Transactions.

10.14    Further Powers and Duties.  The Regional  Market  Operations  Committee
         -------------------------
         shall have such further  powers and duties as may be  prescribed by the

         Management Committee or as set forth in this Agreement.


10.15    Development of Rules Relating to Non-Participant Supply and Demand-side
         -----------------------------------------------------------------------
         Resources.  It is recognized that arrangements between Participants and
         ---------
         Non-  Participants  with  respect to the  Non-Participants'  supply and demand-side resources may create special problems in the application of

         Sections  12  and  14.  Accordingly,  the  Regional  Market  Operations

         Committee shall analyze such special  problems and develop  appropriate rules for reflecting such resources in the Installed or Operable System

         Capability of a Participant  which enters into such an arrangement  and for the treatment of such  arrangements for Energy,  Operating  Reserve and AGC  purposes.  Upon  approval by the  Regional  Market  Operations

         Committee, such rules shall supersede the provisions of Sections 12 and

         14 (and the  related  definitions  in  Section  1) to the extent of any conflict therewith.


10.16    Joint Meetings with Regional Transmission Operations Committee.  The
         --------------------------------------------------------------
         Regional Market Operations Committee is authorized and encouraged to hold its
         meetings,  and to conduct  studies and exercise  its  responsibilities,

         jointly  with the  Regional  Transmission  Operations  Committee to the

         extent appropriate.


                                   SECTION 11

                   REGIONAL TRANSMISSION OPERATIONS COMMITTEE
                   ------------------------------------------


11.1     Organization.   There  shall  be  a  Regional  Transmission  Operations
         ------------
         Committee  which shall be  responsible  for monitoring the operation of

         NEPOOL transmission and the administration of the Tariff.


11.2     Membership.  The Regional  Transmission  Operations  Committee shall be
         ----------
         constituted as follows:

                           (a)      the ISO shall have the right to appoint a

                                    non-voting member of the Committee;


                           (b)      Transmission Service Provider Members: each

                                    Participant which is a Service Provider (as

                                    defined in Section 9.2) and whose Voting

                                    Share equals or exceeds 1% of the aggregate

                                    Voting Shares of all Participants shall have

                                    the right to appoint a voting  member of the

                                    Committee (a "Transmission  Service Provider

                                    Member") and the remaining Service Providers

                                    aggregated  together shall have the right to

                                    appoint one voting Transmission Service

                                    Provider Member.


                           (c)      Non-Transmission Service Provider Members:

                                    each Participant which is not a Service

                                    Provider and whose Voting Shares equals or

                                    exceeds 1% of the aggregate Voting Shares of

                                    all Participants shall have the right to

                                    appoint a voting member of the Committee (a

                                    "Non-Transmission Service Provider Member")

                                    and the remaining Participants which are not

                                    Service Providers which own PTF whose Voting

                                    Shares are less than 1% of the aggregate

                                    Voting Shares of all Participants shall be

                                    divided into the following four groups, with

                                    each having the right to appoint one voting

                                    Non-Transmission Service Provider Member of

                                    the Committee:

                                    (i)     One group consisting of the

                                            remaining Participants which are

                                            municipally-owned and cooperatively-

                                            owned utilities;


                                    (ii)    One   group    consisting   of   the

                                            remaining Participants which are not

                                            subject to traditional  utility rate

                                            regulation  and which are engaged in

                                            the NEPOOL Control Area  principally

                                            in  the   business   of   owning  or

                                            operating generation  facilities and

                                            selling    the    output   of   such

                                            generation;


                                    (iii)   One   group    consisting   of   the

                                            remaining Participants which are not

                                            subject to traditional  utility rate

                                            regulation  and which are engaged in

                                            the NEPOOL Control Area  principally

                                            in  a   business   other   than  the

                                            business  of  owning  or   operating

                                            generation  or  PTF  facilities  and

                                            selling    the    output   of   such

                                            generation; and

                                    (iv)    One   group    consisting   of   the

                                            remaining   Participants  which  are

                                            investor-owned  utilities subject to

                                            traditional  utility rate regulation

                                            or  other   Entities  which  do  not

                                            qualify to be included in any of the

                                            other three groups.


                           Notwithstanding  the foregoing,  any such Participant

                           may elect to join a  different  group  under (c) than

                           the one to  which  it would  be  assigned  under  the

                           foregoing  provisions  if this is  acceptable  to the

                           members of the group it elects to join.  In the event

                           any  Participant  is  a  Related  Person  of  another

                           Participant which has the individual right to appoint

                           a  member  of  the  Committee  on  the  basis  of its

                           individual  Voting  Share  the  Participant  shall be

                           represented in the Committee by the member  appointed

                           by the  Participant  which is its Related  Person and

                           shall not be assigned to any of the four groups.


11.3     Terms of Members.  The member of the Regional Transmission Operations
         ----------------
         Committee appointed by the ISO shall serve until replaced by the ISO.

         Other
         members of the Regional  Transmission  Operations Committee shall serve until replaced by the Participant or Participants  which appointed them or until such  Participant or Participants  cease to be Participants or otherwise  lose  the  right  to  appoint  the  member.  Appointment  or replacement  of a member shall be effected by the ISO or a  Participant or group of Participants  by giving written notice of such  appointment or replacement to the Secretary of the Regional Transmission Operations

         Committee.


11.4     Voting.  Each  Transmission  Service  Provider  Member  (as  defined in
         ------
         Section 11.2) of the Regional  Transmission  Operations Committee shall have the number of votes determined by the following formula:


                                    X =     50       in which:
                                            --
                                            Y


                                    X       is the number of votes to which the

                                            member is entitled, and


                                    Y       is  the   number   of   Transmission

                                            Service   Provider  Members  at  the

                                            time.

                           Each  Non-Transmission  Service  Provider  Member (as

                           defined  in  Section  11.2)  shall have the number of

                           votes determined by the following formula:


                                    A =     50       in which:
                                            --
                                             B


                                    A       is the number of votes to which th

                                            member is entitled, and


                                    B       is the  number  of  Non-Transmission

                                            Service   Provider  Members  at  the

                                            time.


                           A  member's  vote may be cast in person by the member

                           or  the  member's  alternate  or  by  another  person

                           pursuant  to a written  proxy dated not more than one

                           year  previous to the meeting  and  delivered  to the

                           Secretary  of the  Regional  Transmission  Operations

                           Committee  at or prior to the  meeting  at which  the

                           proxy vote is cast.

                           The voting member appointed by a group may divide the

                           member's  votes on the  basis  specified  in a notice

                           given to the  Secretary of the  Committee at or prior

                           to the  meeting  at which the vote is to be cast,  to

                           reflect the different positions of the members of the

                           group.


                           The adoption of actions by the Regional  Transmission

                           Operations  Committee shall require affirmative votes

                           by voting  members  having in the  aggregate at least

                           60% of the  number  of votes  which  the  members  in

                           attendance  at a meeting at which a quorum is present

                           are  entitled  to  cast.   Voting  members  having  a

                           majority  of the  votes  to  which  all  members  are

                           entitled at any time shall constitute a quorum.


                           When the  number of votes on any  action  is  greater

                           than or equal to 50% but less  than 60% of the  total

                           votes,  then the  non-voting  member of the Committee

                           that is  appointed by the ISO shall have the right to

                           cast a vote  and a  positive  vote by the  ISO  shall

                           cause an action to pass.

11.5     Alternates.  The ISO or a  Participant  or  group of  Participants  may
         ----------
         designate,  by a  written  notice  delivered  to the  Secretary  of the

         Regional Transmission Operations Committee, an alternate for any member of the Regional Transmission  Operations Committee appointed by the ISO or such  Participant  or group of  Participants.  In the absence of the member,  the  alternate  shall  have all of the  powers of the  member,

         including the power to vote.


11.6     Officers. At its annual meeting, the Regional  Transmission  Operations
         --------
         Committee shall elect from its voting members a Chair and a Vice-Chair;

         it  shall  also  elect a  Secretary  who need  not be a  member.  These officers  shall have the powers and  duties  usually  incident  to such offices.


11.7     Meetings. The Regional Transmission Operations Committee shall hold its
         --------
         annual  meeting  in  December  or January at such time and place as the

         Chair shall  designate and shall hold other meetings in accordance with a schedule adopted by the Regional Transmission Operations Committee or at the call of the Chair. Any two members may call a special meeting of the Regional  Transmission  Operations  Committee in the event that the

         Chair shall fail to call
         such a meeting within three business days following the Chair's receipt from such  members of a request  specifying  the subject  matters to be acted upon at the meeting.  In the event of  emergency,  any member may

         call  a  special  meeting  of  the  Regional  Transmission   Operations

         Committee to be held forthwith. Any annual, special or other meeting of the  Regional  Transmission  Operations  Committee  may be conducted by means of  conference  telephone  or other  communications  equipment by means of which all persons  participating  in the meeting can hear each other.


11.8     Notice of  Meetings.  Written  notice of each  meeting of the  Regional
         -------------------
         Transmission  Operations  Committee  shall be given to each  member not less than three  business  days prior to the date of the  meeting.  The notice shall normally specify the principal subject matters expected to be acted  upon;  provided,  however,  that no written  notice  shall be required for a meeting  called in the event of an  emergency,  although the  Secretary or the member  calling the meeting  shall use his or her best efforts to notify every member of the meeting.


11.9     Notice to Members of Management Committee.  Prior to the end of the
         -----------------------------------------
         fifth business day following a meeting of the Regional Transmission

         Operations

         Committee,  the  Secretary  of  the  Regional  Transmission  Operations

         Committee  shall give written  notice to the ISO and each member of the

         Management  Committee of any action taken by the Regional  Transmission

         Operations Committee at such meeting.


11.10    Appeal of Actions to Management  Committee.  The ISO or any Participant
         ------------------------------------------
         may appeal to the Management Committee any action taken by the Regional

         Transmission Operations Committee.  Such an appeal shall be taken prior to the end of the tenth  business  day  following  the  meeting  of the

         Regional Transmission  Operations Committee to which the appeal relates by giving to the  Secretary  of the  Management  Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each  member of the  Management  Committee.  Pending  action on the appeal by the Management Committee, the filing of a notice of appeal as aforesaid shall suspend the action appealed from.


11.11    Appointment of Task Forces.  The Regional Transmission Operations
         --------------------------
         Committee shall have the authority, within its budget or with the approval of the

         Management  Committee if beyond its budget,  to appoint task forces for

         particular  studies  and  may  name  thereto  available   employees  of

         Participants.


11.12    Consultants,  Computer  Time and  Expenses.  The Regional  Transmission
         ------------------------------------------
         Operations  Committee  shall have the  authority,  within its budget or with the approval of the Management  Committee if beyond its budget, to retain  the  services  of the  ISO,  to hire  consultants,  to  procure computer  time, and to incur such expenses as may be required to enable the  Regional  Transmission  Operations  Committee  and its task forces properly to perform their duties.


11.13    Responsibilities.  The Regional Transmission  Operations Committee,  in
         ----------------
         conjunction with the ISO and the Regional Market Operations  Committee,

         as appropriate, shall be responsible for the following:


                  (a)      making  or  causing  to be made,  from  time to time,

                           necessary   studies  and  establishing  or  approving

                           procedures  based  thereon  to  assure  the  reliable

                           operation and facilitate  the efficient  operation of

                           the NEPOOL Control Area bulk power supply;

                  (b)      coordinating studies of, and providing information to

                           Participants on, maintenance schedules for the supply

                           and demand-side resources and transmission facilities

                           of the Participants;


                  (c)      to the  extent  appropriate  to assure  the  reliable

                           operation  of the bulk  power  supply  of the  NEPOOL

                           Control Area,  establishing  or approving  reasonable

                           standards,  criteria and rules relating to protective

                           equipment, switching, voltage control, load shedding,

                           emergency  and   restoration   procedures,   and  the

                           operation and  maintenance of supply and  demand-side

                           resources   and   transmission   facilities   of  the

                           Participants; and


                  (d)      establishing   or   approving   appropriate   billing

                           procedures for transmission  service pursuant to this

                           Agreement and the Tariff.


11.14    Further  Powers  and  Duties.  The  Regional  Transmission   Operations
         ----------------------------
         Committee  shall  have  such  further  powers  and  duties  as  may  be prescribed  by  the  Management  Committee  or as  set  forth  in  this

         Agreement.

11.15    Joint Meetings with Regional Market Operations Committee.  The Regional
         --------------------------------------------------------
         Transmission  Operations Committee is authorized and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities,

         jointly with the  Regional  Market  Operations  Committee to the extent appropriate.


                                   PART THREE

                                MARKET PROVISIONS



                                   SECTION 12

                  INSTALLED CAPABILITY AND OPERABLE CAPABILITY
                  --------------------------------------------

                            OBLIGATIONS AND PAYMENTS
                            ------------------------


12.1     Obligations to Provide Installed Capability and Operable Capability.
         -------------------------------------------------------------------


         (a)      Each Participant shall have Installed System Capability during each hour of each month at least  sufficient  to  satisfy  its

                  Installed Capability Responsibility for the month.

         (b)      Each Participant shall have Operable System Capability in each hour at least  sufficient  to satisfy its Operable  Capability

                  Requirement for such hour.


12.2     Computation of Installed Capability Responsibilities.
         ----------------------------------------------------

         (a)       (1)     At the  conclusion  of each month,  the  Regional

                           Market  Operations  Committee  shall  determine  each

                           Participant's    tentative    Installed    Capability

                           Responsibility   in  Kilowatts   for  such  month  in

                           accordance with the following formula:


                                    X   =   (P(A-N)+Np)(1+T)



                           As used in this Section 12.2(a)(1),  the symbols used

                           in the formula  and the  additional  symbols  defined

                           below have the following meanings:


                           X        is  the  Participant's  tentative  Installed

                                    Capability Responsibility for the month.

                           P        is the value of the  Participant's  fraction

                                    for the month as  determined  in  accordance

                                    with the following formula:


                                    P = Fp/F, wherein:


                                    Fp      is   the   Participant's    Adjusted

                                            Monthly  Peak for the month less any

                                            Kilowatts     received    by    such

                                            Participant  pursuant  to a contract

                                            of a  type  that  traditionally  has

                                            been  treated  by  NEPOOL  as a firm

                                            contract  for the  purposes  of this

                                            Section  prior to  January  1, 1999,

                                            but which does not constitute a Firm

                                            Contract    as   defined   in   this

                                            Agreement.

                                    F       is the  aggregate  for the  month of

                                            the Adjusted  Monthly  Peaks for all

                                            Participants   less  any   Kilowatts

                                            received by any Participant pursuant

                                            to  a   contract   of  a  type  that

                                            traditionally  has been  treated  by

                                            NEPOOL  as a firm  contract  for the

                                            purposes  of this  Section  prior to

                                            January 1, 1999, but which
                                            does not constitute a Firm Contract

                                            as defined in this Agreement.


                           A        is  the  NEPOOL   Objective   Capability  in

                                    megawatts  for the  month  as  fixed  by the

                                    Management  Committee  pursuant  to  Section

                                    6.14(e).


                           N        is the aggregate of the New Unit Adjustments

                                    for  all   Participants  for  the  month  as

                                    determined by the Regional Market Operations

                                    Committee in accordance with Section

                                    12.2(a)(2).


                           Np       is the  aggregate of the  Participant's  New

                                    Unit   Adjustments   for   the   month,   as

                                    determined by the Regional Market Operations

                                    Committee,  and is equal to the aggregate of

                                    the  Participant's  adjustments for each New

                                    Unit  included  in  its   Installed   System

                                    Capability during the hour of the coincident

                                    peak load of the Participants for the month.

                                    The  Participant's  adjustment  for each New

                                    Unit
                                    may be positive or negative and shall be the

                                    product of (i) the  Participant's  Installed

                                    Capability   Entitlement  in  the  New  Unit

                                    during the hour of the coincident  peak load

                                    of the  Participants  for the  month,  times
                                                                           -----
                                    (ii)   the  New   Unit   Adjustment   Factor

                                    applicable  to the New Unit as determined in

                                    accordance with Section 12.2(a)(2).


                           T        is  the   Participant's   Unit  Availability

                                    Adjustment  Factor for the  month.  T may be

                                    positive or negative and shall be determined

                                    in accordance with the following formula:


                                    T = (I-H) x J x R, wherein:
                                        -------------
                                             100

                           I        for the  Participant  for the  month  is the

                                    percentage  which  represents  the  weighted

                                    average  (using the Installed  Capability of

                                    each Installed  Capability  Entitlement  for

                                    such  month for the  weighting)  of the Four

                                    Year     Installed     Capability     Target

                                    Availability    Rates   of   the   Installed

                                    Capability  Entitlements  which are included

                                    in the

                                    Participant's  Installed  System  Capability

                                    during the hour of the coincident  peak load

                                    of the  Participants for the month. The Four

                                    Year   Target   Availability   Rate  for  an

                                    Installed  Capability  Entitlement  for  any

                                    month is the average of the  monthly  Target

                                    Availability   Rates  for  the   forty-eight

                                    months  which  comprise  the  period of four

                                    consecutive calendar years ending within the

                                    Power Year which  includes  such  month,  as

                                    determined   on  the  basis  of  the  Target

                                    Availability   Rates   for   each   of   the

                                    forty-eight  months,  and  as  applied  on a

                                    basis which is  consistent  with the fuel or

                                    maturity  status of the unit for each of the

                                    forty-eight months; provided,  however, that

                                    for the purpose of determining the Four Year

                                    Target  Availability  Rate  (i)  for  months

                                    included   within   the  Power   Year  which

                                    commences  June 1, 1999,  the  determination

                                    shall be made for the months of June through

                                    October on the basis of the  calendar  years

                                    1995 through 1998, and shall be made for the

                                    months of November  through May on the basis

                                    of the calendar years 1996 through 1999, and

                                    (ii) for months
                                    included   within   the  Power   Year  which

                                    commences  June 1, 2000,  the  determination

                                    shall be made on the  basis of the  calendar

                                    years   1996   through   1999.   The  Target

                                    Availability  Rates shall be those  utilized

                                    by the  Management  Committee  in  its  most

                                    recent  determination  of  NEPOOL  Objective

                                    Capability pursuant to Section 6.14(e).


                           H        for the Participant for the month is the

                                    percentage which represents the weighted

                                    average (using the Installed Capability of

                                    each Installed Capability Entitlement for

                                    such month for the weighting) of the Four

                                    Year Actual Availability Rates of the

                                    Installed Capability Entitlements which are

                                    included in the Participant's Installed

                                    System Capability during the hour of the

                                    coincident peak load of the Participants for

                                    the month. The Four Year Actual Availability

                                    Rate for an Installed Capability Entitlement

                                    for any month is the percentage which

                                    represents the average of the amounts

                                    determined for H1 for the four applicable

                                    Twelve-Month Measurement Periods within the

                                    forty-eight
                                    months  which  comprise  the  period of four

                                    consecutive calendar years ending within the

                                    Power  Year  which   includes   such  month;

                                    provided,  however,  that for the purpose of

                                    determining    the    Four    Year    Actual

                                    Availability  Rate (i) for  months  included

                                    within the Power Year which  commences  June

                                    1, 1999, the determination shall be made for

                                    the  months of June  through  October on the

                                    basis of the  calendar  years  1995  through

                                    1998,  and  shall be made for the  months of

                                    November  through  May on the  basis  of the

                                    calendar  years 1996 through 1999,  and (ii)

                                    for  months  included  within the Power Year

                                    which    commences   June   1,   2000,   the

                                    determination  shall be made on the basis of

                                    the  calendar  years 1996  through  1999.  A

                                    Twelve-Month  Measurement Period is a period

                                    of twelve sequential months. For purposes of

                                    this  sequence,  the first month in the four

                                    years and the immediately  succeeding months

                                    shall   be    considered   to   follow   the

                                    forty-eighth  month in the four-year period.

                                    The four applicable Twelve-Month Measurement

                                    Periods to be used in the  determination  of

                                    H1
                                    for  an  Installed  Capability   Entitlement

                                    shall  be the four  sequential  Twelve-Month

                                    Measurement   Periods   out  of  the  twelve

                                    possible   combinations   which   yield  the

                                    highest H1.


                     H1             for an Installed Capability Entitlement in a

                                    unit or combination of units for a

                                    Twelve-Month Measurement Period is its

                                    Actual Availability Rate.  The Actual

                                    Availability Rate of an Installed Capability

                                    Entitlement for a Twelve-Month Measurement

                                    Period is a percentage and shall be the

                                    greater of:


                                    (i)     the percentage of (a) the amount of

                                            generation which could have been

                                            received with respect to the

                                            Installed Capability Entitlement if

                                            the unit or combination of units had

                                            been fully available at its full

                                            Installed Capability throughout the

                                            Twelve-Month Measurement Period,

                                            which is represented by (b) the

                                            amount of generation which was

                                            actually available during such

                                            period, or

\                                     -142-


                                    (ii)    the average Target Availability Rate

                                            expressed as a percentage for the

                                            Installed Capability Entitlement for

                                            the Twelve-Month Measurement Period

                                            less twenty percentage points.  The

                                            average Target Availability Rate of

                                            an Installed Capability Entitlement

                                            for a Twelve-Month Measurement

                                            Period is a percentage and is the

                                            average of the monthly Target

                                            Availability Rates for the months

                                            which comprise the Twelve-Month

                                            Measurement Period, as determined on

                                            the basis of the Target Availability

                                            Rates for each of the twelve months,

                                            and as applied on a basis which is

                                            consistent with the fuel or maturity

                                            status of the unit or combination of


                                            units for each month in the

                                            Twelve-Month Measurement Period. The

                                            Target Availability Rates shall be

                                            those utilized by the Management

                                            Committee in its most recent

                                            determination of NEPOOL Objective

                                            Capability pursuant to Section 6.14

                                            (e).

                           J        for the month is the estimated percentage

                                    point change in NEPOOL Objective Capability

                                    which would be required as a result of a one

                                    percentage point change in the weighted

                                    average equivalent availability rate of the

                                    generating units in which the Participants

                                    have Installed Capability Entitlements.  The

                                    value for J shall be adopted by the

                                    Management Committee each time it fixes

                                    NEPOOL Objective Capability pursuant t

                                    Section 6.14(e).


                           R        for the month is the  phase-out  factor  for

                                    the month, which shall be as follows:


                                    R=0.75           for    the    Power    Year

                                                     beginning November 1, 1997.


                                    R=0.50           for  the  12  month  period

                                                     beginning November 1, 1998.


                                    R=0.25           for  the  12  month  period

                                                     beginning November 1, 1999.

                                    R=0              for the 12 month period

                                                     beginning November 1, 2000

                                                     and all subsequent 12 month

                                                     periods.


                  (2)      A New Unit Adjustment  Factor for a New Unit shall be

                           determined  to assign the  effects of the New Unit on

                           NEPOOL  Objective  Capability  to those  Participants

                           with  Entitlements  in the New  Unit.  The  New  Unit

                           Adjustment  Factor  for each New Unit for each  month

                           shall be determined by the Regional Market Operations

                           Committee in accordance with the following formula:


                         n = R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) +K5(f-F)c2)


                           As used in this Section 12.2(a)(2),  the symbols used

                           in the formula have the following meanings:


                           R        is  the  phase  out  factor  as  defined  in

                                    Section 12.2(a)(1) above.

                           n        is the New Unit Adjustment Factor, expressed

                                    as a fraction, for the month for a New Unit.


                           c        is the Winter Capability of the New Unit.


                           C        is the Winter  Capability of the Proxy Unit,

                                    which shall be the number of  Kilowatts,  as

                                    determined  by  the  Management   Committee,

                                    which would  result in the NEPOOL  Objective

                                    Capability being  approximately  the same if

                                    the   generating    units   in   which   the

                                    Participants   have   Installed   Capability

                                    Entitlements were all units possessing Proxy

                                    Unit characteristics.


                           f        is the equivalent  forced outage rate of the

                                    New Unit, expressed as a fraction of a year,

                                    utilized   in  the   determination   by  the

                                    Management  Committee  of  NEPOOL  Objective

                                    Capability for the month.

                           F        is the equivalent forced outage rate of the

                                    Proxy Unit.  F, a fraction, shall be the

                                    weighted average equivalent forced outage

                                    rate (using the Winter Capability of each

                                    generating unit for such weighting) of the

                                    generating units in which the Participants

                                    have Installed Capability Entitlements,

                                    adjusted to compensate for the rounding of

                                    the annual maintenance outage requirement of

                                    the Proxy Unit.


                           m        is the four-year average annual maintenance

                                    outage requirement of the New Unit,

                                    expressed as a fraction of a year.  The data

                                    used to determine m shall include the annual

                                    maintenance outage requirements for the

                                    current Power Year and the next three Power

                                    Years, as utilized for the New Unit in the


                                    most recent determination by the Management

                                    Committee of NEPOOL Objective Capability

                                    pursuant to Section 6.14(e).

                           M        is the annual maintenance outage requirement

                                    of the Proxy Unit.  M shall be a fraction,

                                    the numerator of which shall be the number

                                    of weeks (rounded to the nearest full

                                    number) that most closely approximates the

                                    weighted four-year average annual

                                    maintenance outage requirement (using the

                                    Winter Capability of each generating unit

                                    for such weighting) for the generating

                                    units in which the Participants have

                                    Installed Capability Entitlements, and the

                                    denominator of which shall be 52 weeks.


                           d        is the  summer  derating  of the  New  Unit,

                                    expressed   as  a  fraction  of  the  Winter

                                    Capability of the New Unit.


                           D        is the summer  derating of the Proxy Unit. D

                                    shall be a  fraction  and  shall be equal to
                                                                        ----- --
                                    the  weighted  average   fractional   summer

                                    derating  (using  the Winter  Capability  of

                                    each  generating unit for such weighting) of

                                    the
                                    generating units in which the Participants

                                    have Installed Capability Entitlements.


                           K1, K2, K3, K4, and K5

                                    are conversion  coefficients for each of the

                                    Summer and  Winter  Periods,  determined  by

                                    regression  analysis  such that the  product

                                    for the  Installed  Capability of a New Unit

                                    times   its  New  Unit   Adjustment   Factor

                                    approximates  the effect on NEPOOL Objective

                                    Capability of the New Unit.


                           Proxy    Unit    characteristics    and    conversion

                           coefficients   contained  in  the  formula  shall  be

                           adopted  by the  Management  Committee  and  reviewed

                           every   five  years  (or  more   frequently   if  the

                           Management   Committee  determines  that  exceptional

                           circumstances  require an earlier review) and revised

                           as necessary.


                           If a New Unit has  unique  characteristics  affecting

                           NEPOOL Objective  Capability which are not adequately

                           reflected in the New Unit Adjustment  Factor formula,

                           the Management

                           Committee  shall  determine  for  such New Unit a New

                           Unit  Adjustment  Factor  which  accounts for the New

                           Unit's unique characteristics.


                           The New Unit  Adjustment  Factor  for any  Restricted

                           Unit (as  defined  in  Section  15.37B  of the  Prior

                           NEPOOL  Agreement)  for  which  proposed  plans  were

                           submitted  subsequent  to November 1, 1990 for review

                           pursuant to Section 18.4 or its  predecessor  section

                           in the Prior NEPOOL  Agreement  (or, in the case of a

                           unit with a rated  capacity  of less  than  5MW,  for

                           which   notification   was  first   given  to  NEPOOL

                           subsequent  to  November 1, 1990) and for the Peabody

                           Municipal Light Plant's Waters River #2 unit shall be

                           determined in accordance with the formula  previously

                           specified in Section 12.2(a)(2), modified as follows:


                         n = R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) +K5(f-F)c2)
                             + K6(2500-a)

                           The symbols used in the above  formula,  as modified,

                           shall have the meanings previously specified,  except

                           that  the  symbols   "K6"  and  "a"  shall  have  the

                           following meanings:


                           K6       is a scaling factor of 0.0001.


                           a        is as follows:


                                    for units with more than 2500 annual hours

                                    available for operation, "a" = 2500,


                                    for units with annual  hours  available  for

                                    operation  between 500 and 2500,  inclusive,

                                    "a" = annual hours  available for operation,

                                    and


                                    for units with annual hours available for

                                    operation less than 500 hours, "a" = -7500;

                           provided,  however,  that a Participant  may elect to
                           --------   -------
                           avoid,  in whole or part, the effect on its Installed

                           Capability  Responsibility  of  a  Restricted  Unit's

                           availability  being  limited  to 2500 hours or less a

                           year by agreeing  to leave  unfilled a portion of its

                           dispatchable load allocation in accordance with rules

                           adopted by the Regional Market Operations Committee.


         (b)      The tentative Installed Capability Responsibilities of the

                  Participants for any month, as determined in accordance with

                  Section 12.2(a), shall be adjusted in accordance with this

                  Section 12.2(b) in the event the value of H for any

                  Participant for any of the Twelve-Month Measurement Periods

                  applicable to the Participant for the month is increased in accordance with Section 12.2(a) because of the application of paragraph (ii) of the definition of H1.  In such event the

                  Regional Market Operations Committee shall determine each

                  Participant's tentative Installed Capability Responsibility for the month with and without the application of said

                  paragraph (ii).  The difference between the sum of all

                  Participants' tentative Installed Capability Responsibilities,

                  with and without the application of said paragraph (ii) for the month, shall be
                  added to the tentative Installed  Capability  Responsibilities of the Participants,  as determined in accordance with Section

                  12.2(a), in proportion to said tentative Installed  Capability

                  Responsibilities,   thereby  establishing  each  Participant's

                  adjusted tentative Installed Capability Responsibility for the month.


         (c)      For each month, the Regional Market Operations Committee shall determine the sum of all Participants' adjusted tentative

                  Installed Capability Responsibilities, as initially determined in accordance with Section 12.2(a) and as adjusted in

                  accordance with Section 12.2(b), if Section 12.2(b) is

                  applicable for such month.  If the sum is less than, or

                  equal to, the minimum NEPOOL Installed Capability during the month, then the adjusted tentative Installed Capability

                  Responsibility as determined pursuant to Section 12.2(a) or

                  12.2(b), whichever is applicable, for each Participant is the final Installed Capability Responsibility for each

                  Participant.  If the sum is greater than such minimum NEPOOL

                  Installed Capability, then each Participant's final Installed

                  Capability Responsibility shall be its adjusted tentative

                  Installed Capability Responsibility as determined pursuant to

                  Section 12.2(a) or

                  12.2(b),  whichever is applicable,  multiplied by the ratio of the minimum NEPOOL  Installed  Capability  during the month to

                  the  sum  of  the  adjusted  tentative  Installed   Capability

                  Responsibilities for the month.


         (d)      It is recognized that the treatment of fuel conversions, dual fuel units, immature units, new Installed Capability

                  Entitlements, cogeneration and small power-producing

                  facilities, Unit Contracts and other contract arrangements,

                  units with unusual maintenance cycles, and various other

                  matters can result in special problems in the determination of

                  Unit Availability Adjustment Factors and New Unit Adjustments.

                  Accordingly, the Regional Market Operations Committee shall analyze such special problems and develop appropriate market operation rules to be applied in taking such matters into

                  account in the determination of Unit Availability Adjustment

                  Factors and New Unit Adjustments.


12.3     Computation of Operable Capability Requirements.
         -----------------------------------------------

         For each hour, the Regional Market Operations Committee shall determine each  Participant's  Operable  Capability  Requirement  in Kilowatts in

         accordance with the following formula:


                           OPp = ELp + ORp


         As used in this Section 12.3,  the symbols used in the formula have the following meanings:


                  OPp      is the Participant's Operable Capability Requirement

                           for the hour.


                  ELp      is the Participant's Electrical Load during the hour.


                  ORp      is the amount (in  Kilowatts)  of  Operating  Reserve

                           which the  Participant was required to provide during

                           the hour, as  determined  in accordance  with Section

                           14.1(b).

12.4     Bids to Furnish  Installed  Capability  or  Operable  Capability.  Each
         ----------------------------------------------------------------
         Participant  shall submit to or have on file with the System  Operator,

         in accordance with the market  operation rules approved by the Regional

         Market Operations Committee,  one or more bids specifying the Bid Price and  Kilowatt  amount  at which  it will  furnish  any and all  surplus

         Installed System  Capability for a month or Operable System  Capability for  an  hour  through  NEPOOL  to  other  Participants.  If no  bid is submitted for a month for any surplus  Installed  System  Capability or for any hour for any surplus Operable System Capability,  the Bid Price for any such  surplus for which there are no bids shall be deemed to be zero.


12.5     Consequences of Deficiencies in Installed Capability Responsibility.
         -------------------------------------------------------------------

         (a)      At the  conclusion of each month,  the System  Operator  shall determine whether each Participant has satisfied its Installed

                  Capability  Responsibility  obligation  for the month.  If the minimum monthly  Installed System  Capability of a Participant during  the  month  was  less  than its  Installed  Capability

                  Responsibility,  the  number of  Kilowatts  of its  deficiency shall be  computed  and the  Participant  shall be  deemed  to purchase from other  Participants  through NEPOOL Kilowatts of surplus

                  Installed  System  Capability  equal  to  the  amount  of  its

                  deficiency   and  shall  pay  to  NEPOOL  for  the  month  any

                  applicable fees for services assessed pursuant to Section 19.2 plus the product of its total  Kilowatts of deficiency and the

                  Installed  Capability  Clearing Price for the month determined in  accordance  with  Section  12.5(b).  For  purposes of this

                  Section 12, the minimum monthly Installed System Capability of

                  a  Participant  for  a  month  is  the  Participant's   lowest

                  Installed  System  Capability  for any hour  during the month.

                  Retirements  made on the last day of any  month  shall  not be deducted from Installed System Capability for that month.


         (b)      At the end of each month,  the System Operator shall determine the  Installed  Capability  Clearing  Price  for the  month as follows:


                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatt  shortage of Installed System Capability for

                           the month for all  Participants  that did not satisfy

                           their Installed Capability  Responsibilities for that

                           month.

                  (ii)     The System Operator shall rank in the order of lowest

                           to  highest  Bid Price all Bid Prices  received  from

                           Participants    having   excess    Installed   System

                           Capability for the month.


                  (iii)    For each Participant, its Installed System Capability

                           with the lowest  Bid  Prices  shall be deemed to have

                           been furnished first, to the extent required, to meet

                           its   Installed   Capability   Responsibility.    Any

                           remainder  starting  with the lowest Bid Prices shall

                           be  deemed  to have  been  furnished,  to the  extent

                           required,  to other Participants under this Agreement

                           to  meet  their   shortages   of   Installed   System

                           Capability for the month.


                  (iv)     The Installed Capability Clearing Price for the month

                           shall  equal the  highest  Bid  Price  for  Installed

                           System  Capability  that is deemed in accordance with

                           Section   12.5(b)(iii)  to  have  been  furnished  to

                           another Participant for the month.

12.6     Consequences of Deficiencies in Operable Capability Requirements.
         ----------------------------------------------------------------

         (a)      For each hour, the System Operator shall determine whether each Participant has satisfied its Operable Capability

                  Requirement obligation for that hour.  If the minimum Operable

                  System Capability of a Participant during any hour was less than its Operable Capability Requirement, the number of

                  Kilowatts of its deficiency shall be computed and the

                  Participant shall be deemed to purchase from other

                  Participants through NEPOOL Kilowatts of surplus Operable

                  System Capability equal to the amount of its deficiency and shall pay for the hour any applicable uplift charge assessed under Section 14.15 and any applicable fees for services

                  assessed pursuant to Section 19.2 plus the product of its
                                                    ----
                  Kilowatt deficiency for the hour and the Operable

                  Capability Clearing Price for the hour determined in

                  accordance with Section 12.6(b).  The minimum Operable System

                  Capability of a Participant for an hour is equal to the

                  Participant's lowest Operable System Capability at any time during the hour.

         (b)      For  each  hour,  the  System  Operator  shall  determine  the

                  Operable Capability Clearing Price as follows:


                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatt  shortage of Operable System  Capability for

                           the hour for all  Participants  that did not  satisfy

                           their Operable Capability Requirements in that hour.


                  (ii)     The System Operator shall rank in the order of lowest

                           to  highest  Bid Price all Bid Prices  received  from

                           Participants having excess Operable System Capability

                           for the hour.


                  (iii)    For each Participant,  its Operable System Capability

                           with the lowest  Bid  Prices  shall be deemed to have

                           been furnished first, to the extent required, to meet

                           its Operable  Capability  Requirement.  Any remainder

                           starting  with the lowest Bid Prices  shall be deemed

                           to have been furnished,  to the extent  required,  to

                           other Participants under this Agreement to meet their

                           shortages  of  Operable  System  Capability  for that

                           hour.

                  (iv)     The Operable  Capability  Clearing Price for the hour

                           shall be equal to the highest Bid Price for  Operable

                           System  Capability  that is deemed in accordance with

                           Section   12.6(b)(iii)  to  have  been  furnished  to

                           another Participant in the hour.


12.7     Payments to Participants Furnishing Installed Capability and Operable
         ---------------------------------------------------------------------
         Capability.
         ----------

         (a)      Participants that are deemed pursuant to Section 12.5 to

                  furnish any surplus in their Installed System Capability to other Participants shall receive therefor their pro rata

                  shares on a Kilowatt basis of all payments made by

                  Participants for the month under Section 12.5, excluding any applicable fees for services assessed pursuant to Section

                  19.2.  If two or more Participants with excess Installed

                  System Capability have bid Kilowatts at the Installed

                  Capability Clearing Price, but not all the excess Installed

                  System Capability bid at such price is required to meet

                  shortages of Installed System Capability, then the excess

                  Installed System Capability bid at the Installed Capability

                  Clearing Price that each such Participant shall be deemed to have furnished shall be the Kilowatts
                  of excess Installed  System  Capability bid by the Participant at  that  price  multiplied  by the  ratio  of (i)  the  total
                                   ----------
                  Kilowatts of excess  Installed  System  Capability  bid at the

                  Installed   Capability  Clearing  Price  needed  to  meet  the

                  shortages  to (ii) the total  Kilowatts  of  excess  Installed

                  System  Capability  bid by all  Participants  at the Installed

                  Capability Clearing Price.


         (b)      Participants that are deemed pursuant to Section 12.6 to

                  furnish any surplus in their Operable System Capability to other Participants shall receive therefor their pro rata

                  shares on a Kilowatt basis of all payments made by

                  Participants for the hour under Section 12.6, excluding any applicable uplift charges assessed under Section 14.15 and any applicable fees for services assessed pursuant to Section

                  19.2.  If two or more Participants with excess Operable System

                  Capability in an hour have bid Kilowatts at the Operable

                  Capability Clearing Price, but not all the excess Operable

                  System Capability bid at such price is required to meet

                  shortages of Operable System Capability, then the excess

                  Operable System Capability bid at the Operable Capability

                  Clearing Price that each such Participant shall be deemed to have furnished shall be the

                  Kilowatts  of excess  Operable  System  Capability  bid by the

                  Participant  at that price  multiplied by the ratio of (i) the
                                              ----------
                  total Kilowatts of excess  Operable  System  Capability bid at the  Operable  Capability  Clearing  Price  needed to meet the shortages  to (ii) the  Kilowatts  of excess  Operable  System

                  Capability bid by all Participants at the Operable

                  Capability Clearing Price.


                                   SECTION 13

                     OPERATION, GENERATION, OTHER RESOURCES,
                     --------------------------------------

                           AND INTERRUPTIBLE CONTRACTS
                           ---------------------------


13.1     Maintenance  and  Operation in Accordance  with Good Utility  Practice.
         ----------------------------------------------------------------------
         Each Participant  shall, to the fullest extent  practicable,  cause all generating  facilities and other resources owned or controlled by it to be designed,  constructed,  maintained and operated in accordance  with

         Good Utility Practice.


13.2     Central Dispatch.  Subject to the following sentence,  each Participant
         ----------------
         shall,  to the  fullest  extent  practicable,  subject  all  generating facilities  and other  resources  owned or  controlled by it to central dispatch by the System Operator; provided, however, that each Participant shall at all times be the sole judge as to whether or not and to what extent  safety  requires that at any time any of such  facilities  will be operated at less than full capacity or not at all.  Each  Participant  may  remove  from  central  dispatch  a generating facility or other resources owned or controlled by it if and to the extent such removal is permitted by rules and standards approved by the Management Committee.


13.3     Maintenance and Repair.  Each Participant  shall, to the fullest extent
         ----------------------
         practicable:  (a) cause generating facilities and other resources owned or controlled by it to be withdrawn from operation for  maintenance and repair only in accordance with  maintenance  schedules  reported to and published by the System  Operator from time to time in accordance  with procedures  established or approved by the Regional  Market  Operations

         Committee, (b) restore such facilities to good operating condition with reasonable  promptness,  and (c)  accelerate or delay  maintenance  and repair at the reasonable  request of the System  Operator in accordance with market operation rules approved by the Regional Market  Operations

         Committee.

13.4     Objectives of Day-to-Day  System Operation.  The day-to-day  scheduling
         ------------------------------------------
         and  coordination  through  the System  Operator  of the  operation  of generating  units and other  resources  shall be designed to assure the reliability of the bulk power system of the NEPOOL  Control Area.  Such activity shall:


                  (a)      satisfy the NEPOOL Control Area's  Operating  Reserve

                           requirements,  including the proper  distribution  of

                           those Operating Reserves;


                  (b)      satisfy the Automatic Generation Control requirements

                           of the NEPOOL Control Area; and


                  (c)      satisfy  the Energy  requirements  of all  Electrical

                           Loads of the Participants.


         all at the lowest  practicable  aggregate  dispatch  cost to the NEPOOL

         Control Area in light of available Bid Prices and  Participant-directed schedules.

13.5     Satellite Membership.  Each Participant which is responsible for the
         --------------------
         operation of transmission facilities rated 69 kV or above in the NEPOOL

         Control Area or generating units and other resources which are subject to central dispatch by NEPOOL, or which is responsible for implementing voltage reduction and load shedding procedures in the NEPOOL Control

         Area, shall become a member of the appropriate satellite dispatching center; provided that by mutual agreement among the affected

         Participants and the appropriate satellite, a Participant may be excused from joining the satellite if it has arranged with a satellite member to assume responsibility to the satellite for its facilities or obligations.


                                   SECTION 14

                            INTERCHANGE TRANSACTIONS


14.1     Obligation for Energy, Operating Reserve and Automatic Generation
         -----------------------------------------------------------------
         Control.
         -------

         (a)      Each Participant shall have for each hour an Energy obligation equal to its Electrical Load plus the kilowatthours  delivered by such Participant to other Participants in the hour pursuant to Firm  Contracts  or  System  Contracts,  together  with any associated electrical losses.

         (b)      Each  Participant  shall have for each hour Operating  Reserve obligations  equal  to its  share  of  the  quantity  of  each category of Operating  Reserve required for the NEPOOL Control

                  Area in the hour.


                  Subject   to   adjustment   pursuant   to  Section   14.6,   a

                  Participant's  share of each  category  of  Operating  Reserve required for any hour shall be determined  in accordance  with the following formula:


                           ORp = SAp + [(OR-SA) (ELp/EL)], wherein


                           ORp      is the Participant's  share of that category

                                    of Operating Reserve for the hour.


                           SAp      is the number of Kilowatts,  if any, of that

                                    category of  Operating  Reserve for the hour

                                    that   the   Regional   Market    Operations

                                    Committee   determines  should  be  assigned

                                    specifically to such  Participant and not be

                                    shared by all Participants.

                           OR       is the aggregate number of Kilowatts of that

                                    category of Operating Reserve  determined by

                                    the System  Operator in accordance  with the

                                    directions of the Regional Market Operations

                                    Committee  to be  required  for  the  NEPOOL

                                    Control  Area  for  the  hour  that  is  not

                                    assigned to Non-Participants.


                           SA       is the aggregate number of Kilowatts of that

                                    category of  Operating  Reserve for the hour

                                    that   the   Regional   Market    Operations

                                    Committee determines should not be shared by

                                    all   Participants,    but   not   including

                                    Operating Reserve assigned to

                                    Non-Participants.


                           ELp      is the Participant's Electrical Load for the

                                    hour.


                           EL       is the sum of ELp for all Participants.


         (c)      Each  Participant  shall have for each hour an AGC  obligation equal to its share of AGC required for the NEPOOL Control Area in the hour.

                  Subject   to   adjustment   pursuant   to  Section   14.6,   a

                  Participant's  share of AGC  required  for any  hour  shall be determined in accordance with the following formula:


                           AGCp  =  AGC (ELp/EL), wherein

                           AGCp     is the Participant's share of AGC for the

                                    hour.


                           AGC      is the total amount of AGC determined by the

                                    System  Operator in  accordance  with market

                                    operation  rules  approved  by the  Regional

                                    Market  Operations  Committee to be required

                                    for the  NEPOOL  Control  Area  for the hour

                                    that is not assigned to Non-Participants.


                           ELp and EL are as defined in Section 14.1(b).

14.2     Obligation to Bid or Schedule, and Right to Receive Energy, Operating
         ---------------------------------------------------------------------
         Reserve and Automatic Generation Control.
         ----------------------------------------

                  (a)      A Participant which has Energy Entitlements shall

                           submit to or have on file with the System Operator,

                           in accordance with the market operation rules

                           approved by the Regional Market Operations Committee,

                           one or more bids for the Energy Entitlements for

                           which the Participant is permitted to bid specifying

                           the Bid Price at which it will furnish Energy through

                           NEPOOL to other Participants under this Agreement or

                           to Non-Participants for ancillary services under the

                           Tariff, or pursuant to arrangements with

                           Non-Participants entered into under Section 14.6,

                           except to the extent such Entitlements are scheduled

                           by the Participant consistent with Section 14.2(d).


                  (b)      A   Participant    which   has   Operating    Reserve

                           Entitlements or AGC Entitlements shall also submit to

                           or  have  on  file  with  the  System  Operator,   in

                           accordance  with the market  operation rules approved

                           by the Regional Market Operations  Committee,  one or

                           more  bids for each  such  Entitlement  for which the

                           Participant is permitted
                           to bid  specifying  the Bid  Prices  at which it will

                           furnish   10-Minute   Spinning   Reserve,   10-Minute

                           Non-Spinning  Reserve,  30-Minute  Operating  Reserve

                           and/or AGC through NEPOOL to other Participants under

                           this Agreement or to  Non-Participants  for ancillary

                           services under the Tariff,  except to the extent such

                           Entitlements   are   scheduled  by  the   Participant

                           consistent with Section 14.2(d).


                  (c)      Except as emergency circumstances may result in the

                           System Operator requiring load curtailments by

                           Participants, each Participant shall be entitled to

                           receive from the other Participants (or from the

                           service made available from Non-Participants pursuant

                           to arrangements entered into under Section 14.6) such

                           amounts, if any, of Energy, Operating Reserve, and

                           AGC as it requires and Non-Participants shall be

                           entitled to receive from Participants the amount of

                           ancillary services to which they are entitled

                           pursuant to the Tariff.  If, for any hour, load

                           curtailments are required, the amount that

                           Participants and Non-Participants with shortages are

                           entitled to receive shall be
                           proportionally reduced by the System Operator in a

                           fair and non-discriminatory manner in light of the

                           circumstances.


                  (d)      All Bid Prices for Entitlements shall be submitted in

                           accordance with market operation rules approved by

                           the Regional Market Operations Committee.  If a Bid

                           Price is not submitted for any such Entitlement, the

                           Bid Price shall be deemed to be zero.  For a

                           generating unit in which there are multiple

                           Entitlement holders, only one Participant shall be

                           permitted to submit Bid Prices for Energy, Operating

                           Reserve and/or AGC Entitlements for such unit or to

                           direct the scheduling of the unit for any Scheduled

                           Dispatch Period.  The Entitlement holders in each

                           unit with multiple Entitlement holders shall

                           designate a single Participant that will be permitted

                           to submit Bid Prices and/or to direct the scheduling

                           of the unit.  In the event that more than one

                           Participant is designated, or if the Entitlement

                           holders do not designate a single Participant, then

                           Bid Prices for the unit shall be based on its

                           replacement cost of fuel, which shall be furnished to

                           the System Operator by the Participant responsible

                           for furnishing
                           such information as of December 1, 1996. Further, any

                           schedules  for  the  unit  will be  submitted  to the

                           System Operator by such Participant.  Nothing in this

                           Agreement  shall affect the rights of any Entitlement

                           holder under the contractual  arrangements among such

                           Entitlement holders relating to the unit.


                           Prior to the Third Effective Date, Bid Prices must be

                           submitted for the next Scheduled  Dispatch Period for

                           all Energy, Operating Reserve and AGC Entitlements in

                           generating  unit or  units  and  Energy  Entitlements

                           pursuant to Firm Contracts or System  Contracts which

                           may be  scheduled  by the  buyer in  accordance  with

                           Section  14.7(b) no later than noon on the  preceding

                           day or such later time as is  specified in the market

                           operation  rules  approved  by  the  Regional  Market

                           Operations   Committee.   On  and   after  the  Third

                           Effective  Date,  such Bid Prices  shall be submitted

                           for each hour of the day and the  notice  period  for

                           such Bid Prices  shall be reduced to one hour or such

                           shorter time as the System  Operator  determines from

                           time   to  time  is   practical   while   maintaining

                           reliability and meeting its other obligations to
                           the  Participants,  except  that such  notice  period
                                               ------------
                           shall be  longer  than one hour if and to the  extent

                           that the System Operator  reasonably  determines that

                           such   notice  is  the   shortest   notice   that  is

                           technically   feasible   at  that  time  to  maintain

                           reliability  and meet its  other  obligations  to the

                           Participants.  The System  Operator  shall notify the

                           Participants  following its receipt of all Bid Prices

                           of  the  expected  dispatch  schedule  for  the  next

                           Scheduled  Dispatch Period. The System Operator shall

                           reduce  the  notice  required  for Bid Prices and the

                           applicable  Scheduled  Dispatch Period to the minimum

                           time  technically  and  practically   feasible  while

                           maintaining   reliability   and   meeting  its  other

                           obligations to the Participants.


                           Energy,  Operating Reserve and/or AGC Entitlements in

                           a  generating  unit or units  may  also be  scheduled

                           directly by the Participants  permitted to submit Bid

                           Prices for such Entitlements,  but only in accordance

                           with this Section 14.2(d) and market  operation rules

                           approved by the Regional Market Operations  Committee

                           consistent herewith. Subject to the right of the

                           System  Operator to direct  changes to  schedules  in

                           order to ensure  reliability  in the  NEPOOL  Control

                           Area or any  neighboring  control area, a Participant

                           permitted  to  bid  its  Energy,  Operating  Reserve,

                           and/or  AGC  Entitlements  in a  generating  unit  or

                           units,  or required to make  Energy  deliveries,  may

                           submit an hour-to- hour schedule for the operation or

                           dispatch  of such  Entitlements  during  a  Scheduled

                           Dispatch Period at or before the time that Bid Prices

                           are  required to be  submitted  for such  period.  In

                           addition,  prior  to  the  Third  Effective  Date,  a

                           Participant  permitted  to bid a unit  or  units  may

                           submit a  short-notice  schedule for the operation or

                           dispatch of any or all of the Energy  available  from

                           such unit or units during the current or a subsequent

                           Scheduled Dispatch Period following the time that the

                           System Operator notifies the appropriate Participants

                           of their expected  Entitlement  commitments  for that

                           Scheduled  Dispatch  Period;  provided that, for each
                                                         -------------
                           such short-notice  schedule,  the Participant has not

                           been advised by the System  Operator that the Energy,

                           Operating  Reserve or AGC Entitlements  from the unit

                           or units  covered by the  Participant's  schedule are

                           expected to be used during the

                           Scheduled   Dispatch  Period  to  meet  the  region's

                           Energy,  Operating  Reserve and/or AGC  requirements,

                           and   provided    further   that   the    Participant
                                 --------    --------------
                           short-notice   schedule   is   only   to   facilitate

                           transactions  during such period from resources or to

                           load located  outside the NEPOOL  Control  Area;  and

                           provided  further that such  schedule is furnished at
                           -----------------
                           least  one  hour  in  advance  of  the  start  of the

                           transaction.  In addition,  a Participant may, on the

                           same short notice,  schedule  System  Contracts  with

                           Non-Participants  from  resources  or to load located

                           outside of the NEPOOL Control Area.


14.3     Amount of Energy, Operating Reserve and Automatic Generation Control
         --------------------------------------------------------------------
         Received or Furnished.
         ---------------------

         (a)      For purposes of Sections  14.4,  14.5, and 14.8, the amount of

                  Energy which a Participant  is deemed to receive or furnish in any hour shall be the amount of its Adjusted Net  Interchange.

                  If the Adjusted Net  Interchange is negative,  the Participant shall be deemed  to be  receiving  Energy in the hour.  If the

                  Adjusted Net Interchange is positive, the Participant shall be deemed to be furnishing Energy in the hour.

         (b)      For purposes of Sections 14.4, 14.5, and 14.9, prior to the

                  Third Effective Date:  the amount of each category of

                  Operating Reserve which a Participant is deemed to receive in any hour is the Kilowatts of such Operating Reserve assigned to the Participant for the hour under Section 14.1(b) less any
                                                                        ----
                  Kilowatts provided in the hour by the Participant in

                  accordance with the market operation rules approved by the

                  Regional Market Operations Committee to meet any Operating

                  Reserve requirements that were specifically assigned to it and not shared by all Participants; the amount of Operating

                  Reserve of each category that the Participant is deemed to have furnished under the Agreement in the hour is the amount of such Operating Reserve designated by the System Operator to be provided in the hour by the Participant's applicable

                  Operating Reserve Entitlements, minus any Kilowatts used in
                                                  -----
                  the hour by the Participant in accordance with the market

                  operation rules to meet any Operating Reserve requirements that were specifically assigned to it and not shared by all

                  Participants.  For purposes of Sections 14.4, 14.5, and 14.9,

                  on and after the Third Effective Date, the amount of each

                  category of Operating Reserve which a Participant is deemed to have received or furnished in any hour is the difference between the Kilowatts of such Operating Reserve assigned to the  Participant  for the hour under  Section  14.1(b) and the

                  Kilowatts of such Operating  Reserve  designated by the System

                  Operator  to be  provided  in the  hour  by the  Participant's applicable Operating Reserve Entitlements.


         (c)      For purposes of Sections 14.4, 14.5, and 14.10, prior to the

                  Third Effective Date, the amount of AGC which a Participant is deemed to have received in an hour is the AGC assigned to th

                  Participant for the hour under Section 14.1(c), and the amount a Participant is deemed to have furnished in the hour is the

                  AGC designated by the System Operator to be provided in the hour by the Participant's AGC Entitlements.  For purposes of

                  Sections 14.4, 14.5, and 14.10, on and after the Third

                  Effective Date, the amount of AGC which a Participant is

                  deemed to have received or furnished in an hour is the

                  difference between the AGC assigned to the Participant for the hour under Section 14.1(c) and the AGC designated by the

                  System Operator to be provided in the hour by the

                  Participant's AGC Entitlements.

14.4     Payments by Participants Receiving Energy Service, Operating Reserve
         --------------------------------------------------------------------
         and Automatic Generation Control.
         --------------------------------

         (a)      For every hour in which a Participant's Adjusted Net

                  Interchange is  negative, the number of megawatthours of its

                  Energy deficiency shall be computed and the Participant shall pay for the hour the product of its total megawatthours of deficiency and the Energy Clearing Price applicable for the hour as determined in accordance with Section 14.8, together with any applicable uplift charges assessed to the Participant under Sections 14.14 and 14.15 of this Agreement and Section

                  24 of the Tariff  and any applicable fees for services

                  assessed pursuant to Section 19.2.


         (b)      For every  hour in which a  Participant  is deemed to  receive

                  Operating  Reserve of any category in accordance  with Section

                  14.3(b),  the number of  Kilowatts it is deemed to receive for the hour in each category shall be computed.  The  Participant shall pay therefor for the hour any  applicable  uplift charge assessed  under  Section  14.15  and any  applicable  fees for services assessed pursuant to Section 19.2 plus the product of
                                                             ----
                  (i)  the  aggregate  amount  paid  to  Participants  for  that category of Operating

                  Reserve for the hour  pursuant  to Section  14.5(b) and (ii) a fraction  of which  the  numerator  is the  Kilowatts  of that category of Operating  Reserve deemed under Section 14.3(b) to have been  received  by the  Participant  for the hour and the denominator  is the  aggregate  Kilowatts of that  category of

                  Operating  Reserve  deemed under Section  14.3(b) to have been received by all Participants for the hour.


         (c)      For every hour in which a Participant is deemed under Section

                  14.3(c) to have received AGC, the amount it is deemed to

                  receive shall be computed and the Participant shall pay

                  therefor any applicable uplift charge assessed under Section

                  14.15 and any applicable fees for services assessed pursuant to Section 19.2 plus the product of (i) the aggregate amount
                                  ----
                  paid to Participants for AGC for the hour pursuant to Section

                  14.5(c) and (ii) a fraction of which the numerator is the AGC the Participant is deemed under Section 14.3(c) to have

                  received for the hour and the denominator is the aggregate amount of AGC all Participants are deemed under Section

                  14.3(c) to have received for the hour.

14.5     Payments to Participants Furnishing Energy Service, Operating Reserve,
         ---------------------------------------------------------------------
         and Automatic Generation Control.
         --------------------------------

         (a)      Subject to the provisions of Section 14.12, a Participant that is deemed in an hour to furnish Energy service to other

                  Participants pursuant to Section 14.3, or to Non-Participants for ancillary services under the Tariff or pursuant to

                  arrangements entered into under Section 14.6, shall receive for each megawatthour furnished by it the Energy Clearing

                  Price for the hour determined in accordance with Section 14.8 or the Bid Price for that megawatthour, if higher than the

                  Energy Clearing Price and the unit is either within the Energy

                  Clearing Price Block (as defined in Section 14.8(c)) or is operated out of merit if such higher Bid Price is

                  appropriately paid pursuant to market operation rules

                  governing out-of-merit generation approved by the Regional

                  Market Operations Committee.  In addition, to the extent that the System Operator reduces Energy production from a

                  generating unit or units in order to provide VAR support,

                  Participants with Entitlements in such unit or units may

                  receive their lost opportunity costs if and to the extent

                  provided for by market operation rules approved by the

                  Regional Market Operations Committee.

         (b)      A Participant  that is deemed in an hour to furnish  Operating

                  Reserve under the Agreement shall receive for each Kilowatt of each  category  of  Operating  Reserve  furnished  by  it  the applicable  Operating  Reserve  Clearing  Price as defined and determined in accordance with Section 14.9 or the Bid Price to provide such  Kilowatt,  if higher than the Operating  Reserve

                  Selling Price for the hour.


         (c)      A  Participant  that is deemed in an hour to furnish AGC under the Agreement shall receive  therefor an amount  calculated as follows:


                  (i)      the AGC  Clearing  Price for the hour as defined  and

                           determined in accordance  with Section  14.10,  times
                                                                           -----
                           the  change in AGC  output of the  Participant's  AGC

                           Entitlements  which the System Operator  requested in

                           the hour, times an appropriate unit conversion factor
                                     -----
                           as  determined in  accordance  with market  operation

                           rules  approved  by the  Regional  Market  Operations

                           Committee; plus
                                      ----

                  (ii)     an AGC  reservation  payment for each AGC Entitlement

                           that the System  Operator  designated  for AGC in the

                           hour  calculated  as (A) the AGC  Clearing  Price  in

                           effect  for the hour,  times (B) the level of AGC the
                                                  -----
                           System  Operator  determines  to be  available in the

                           hour from the  Entitlement,  times (C) the portion of
                                                        -----
                           the  hour  during  which  the  System   Operator  had

                           designated the Entitlement for AGC; plus
                                                               ----


                  (iii)    a payment that  compensates  the  Participant for its

                           lost  opportunity  cost, if any, for the operation of

                           the   generating   unit  or   combination   of  units

                           designated  for AGC in the  hour  below  the  desired

                           level  of  output  in  order  to  provide   AGC,   as

                           determined in accordance with market  operation rules

                           approved by the Regional Market Operations Committee.


14.6     Energy Transactions with Non-Participants.
         -----------------------------------------

         (a)      The Management Committee is authorized to enter into contracts on  behalf of and in the  names of all  Participants  (i) with power pools or
                  other  entities in one or more other control areas to purchase or furnish  emergency  Energy (and related  services)  that is available  for the System  Operator  to  schedule  in order to ensure  reliability  in the NEPOOL Control Area or neighboring control  areas,  and (ii) with Non-  Participants  pursuant to which ancillary  services will be provided by the Participants pursuant  to the  Tariff.  The  terms of any such  contractual arrangement  shall not require  the  furnishing  of  emergency service to any other  control area until the service  needs of all  Participants  have  been  provided  for  with  the  least expensive resources practicable.  Energy purchased in any hour from  Non-Participants  under a contract entered into pursuant to this Section  14.6(a)  shall be deemed to be furnished  to,

                  and paid for by,  Participants  entitled to or requiring  such

                  Energy in the hour  pursuant to this  Section 14 at the higher of the Energy Clearing Price for the hour or the price paid to the Non-Participant for the Energy.


         (b)      The Regional  Market  Operations  Committee is  authorized  to provide  for the  day-to-day  scheduling  through  the  System

                  Operator  of  the  HQ  Phase  II  Firm  Energy  Contract,   in

                  accordance with the HQ Use Agreement, as if the Contract were a contract covering Energy transactions with a Non-  Participant  entered  into  pursuant  to  Section

                  14.6(a).  The HQ Phase II Firm  Energy  Contract  shall not be deemed a Firm Contract for purposes of this Agreement.  Energy received  in an  hour  from  Hydro-Quebec  pursuant  to the HQ

                  Energy  Banking  Agreement,  and Energy  purchased in any hour from  Hydro-Quebec  pursuant  to the HQ Phase  II Firm  Energy

                  Contract or any other HQ Contract shall be deemed to be Energy furnished to each Participant  entitled to such Energy for the hour in the amount reflected for the Participant in the System

                  Operator's  scheduling  of Energy  deliveries in the hour from

                  Hydro-Quebec;  except  that  emergency  Energy  received  from
                                 ------  ----
                  Hydro-Quebec under the HQ  Interconnection  Agreement shall be deemed to be  Energy  provided  to (and  shall be paid for by)

                  Participants  requiring such emergency Energy in the hour. The

                  System  Operator  shall  schedule  such Energy  deliveries  to accommodate,  to the maximum extent possible,  the schedule of

                  Energy   deliveries   from   Hydro-Quebec   requested  by  the

                  Participant.  The  Participants  deemed to have  received such

                  Energy shall pay  therefor  the higher of the Energy  Clearing

                  Price  (together  with any  applicable  uplift  charges  under

                  Sections 14.14 and/or 14.15 of this Agreement and/or

                  Section 24 of the Tariff and any applicable  fees for services assessed  pursuant  to  Section  19.2)  or the  price  paid to

                  Hydro-Quebec for the Energy (or in the case of Energy received under the HQ Energy Banking Agreement,  the price paid for the related Energy deliveries to Hydro- Quebec under the Agreement and any amount  payable to  Hydro-Quebec  with  respect to the transaction).


14.7     Participant Purchases Pursuant to Firm Contracts and System Contracts.
         ---------------------------------------------------------------------

         (a)      For Firm Contracts and System Contracts, the treatment of

                  Installed Capability, Operable Capability, Energy, Operating

                  Reserve and AGC between the seller and the purchaser in

                  determining their respective responsibilities and Entitlements shall be as agreed between the parties and reported to the

                  System Operator in accordance with market operation rules

                  approved by the Regional Market Operations Committee.  If and

                  to the extent necessary to implement the agreement between the parties, such market operation rules, upon approval by the

                  Management Committee, shall supersede the provisions of the

                  Agreement that
                  otherwise apply for determination of the respective

                  responsibilities and Entitlements of the parties.


         (b)      In the event a Participant has the right to receive Operable

                  Capability, Energy, Operating Reserve and/or AGC from a

                  Non-Participant under a System Contract or a Firm Contract,

                  such Contract shall be treated as nearly as possible as if it were a Unit Contract for an Operable Capability Entitlement,

                  Energy Entitlement, Operating Reserve Entitlement and/or AGC

                  Entitlement, as applicable, provided that, in the case of
                                              -------------
                  Energy, Operating Reserve, and/or AGC, the System Contract or

                  Firm Contract permits the scheduling of deliveries of such

                  Energy, Operating Reserve and/or AGC to be subject in whole or part to central dispatch through the System Operator in

                  accordance with market operation rules approved by the

                  Regional Market Operations Committee.


14.8     Determination of Energy Clearing Price.
         --------------------------------------

         For each hour, the System  Operator shall determine the Energy Clearing

         Price as follows:

         (a)      The  System  Operator  shall  rank in the  order of  lowest to highest (i) the Dispatch Prices derived from the Bid Prices to furnish  Energy in the hour and (ii) the cost to NEPOOL of any

                  Energy received from  Non-Participants in the hour pursuant to contracts referenced in Section 14.6.


         (b)      The Energy Clearing Price shall be the weighted average of the

                  Dispatch Prices (or NEPOOL cost) of the "Energy Clearing Price

                  Block" as defined in the next sentence.  The Energy Clearing

                  Price Block shall be identified for each hour in accordance with market operation rules approved by the Regional Market

                  Operations Committee to reflect those resources with the

                  highest Dispatch Prices or NEPOOL cost that were centrally dispatched by the System Operator for Energy deemed to have been furnished to the Participants, excluding resources that were dispatched out of merit as determined in accordance with market operation rules approved by the Regional Market

                  Operations Committee.

14.9     Determination of Operating Reserve Clearing Price.
         -------------------------------------------------

         (a)      For  each  hour  as  necessary,   the  System  Operator  shall

                  determine  the  Operating  Reserve  Clearing  Price  for  each category of Operating Reserve as follows:


                  (i)      The System  Operator  shall  determine  the aggregate

                           Kilowatts  of the  applicable  category of  Operating

                           Reserve that are deemed  pursuant to Section  14.3(b)

                           to have been received by Participants for the hour.


                  (ii)     For 10-Minute Non-Spinning Reserve and 30-Minute

                           Operating Reserve, the System Operator shall rank in

                           the order of lowest to highest the Bid Prices of the

                           resources designated by the System Operator for that

                           category of Operating Reserve for the hour.  The

                           applicable Operating Reserve Clearing Price for

                           10-Minute Non-Spinning Reserve or 30-Minute Operating

                           Reserve shall be the weighted average of the highest

                           Bid Prices for the 1000 Kilowatts (or such other

                           number as may be specified by the

                           Regional   Market   Operations   Committee)  of  that

                           category of Operating  Reserve that are designated by

                           the System Operator for use in the hour.


                  (iii)    For 10-Minute Spinning Reserve the System Operator

                           shall rank in order of lowest to highest the

                           10-Minute Spinning Reserve Lost Opportunity Prices

                           (as defined in Section 14.9(b)) of the resources

                           designated by the System Operator for the hour.  The

                           Operating Reserve Clearing Price for 10-Minute

                           Spinning Reserve shall be the weighted average for

                           the 1000 Kilowatts (or such other number as may be

                           specified by the Regional Market Operations

                           Committee) of the highest 10-Minute Spinning Reserve

                           Lost Opportunity Prices for the hour of the

                           Entitlements that were designated by the System

                           Operator for use in the hour.


         (b)      The System  Operator  shall  determine  a  10-Minute  Spinning

                  Reserve  Lost  Opportunity  Price  for  each  hour  for use in determining the Operating Reserve Clearing Price for 10-Minute

                  Spinning  Reserve.  For the  purposes  of  Section  14.9,  the

                  10-Minute Spinning Reserve Lost

                  Opportunity  Price for a  Participant's  resource shall be the amount by which the Energy Clearing Price for the hour exceeds the resource's  Dispatch price (not less than zero),  plus the
                                                                        ----
                  Bid Price in the hour for each  resource to provide  10-Minute

                  Spinning Reserve.


14.10    Determination of AGC Clearing Price.
         -----------------------------------

         For each hour,  the System  Operator  shall  determine the AGC Clearing

         Price.  The AGC  Clearing  Price  shall be the  weighted  average  "AGC

         Capability Price" for the "AGC Clearing Price Block," as both terms are defined below in this Section 14.10.  The AGC Capability Price for each hour for each AGC  Entitlement  designated  by the System  Operator  to provide  AGC in the hour  shall  be a cost  per unit of AGC  capability based on the Bid Price for the  Entitlement for the hour divided by the amount of AGC  available  in the hour from  that  Entitlement.  The AGC

         Clearing  Price Block shall be  identified  by the System  Operator for each hour in accordance  with market  operation  rules  approved by the

         Regional  Market  Operations  Committee to reflect  those AGC resources with the highest Bid Prices that were designated by the System Operator to provide

         AGC in the hour and were deemed  pursuant to Section 14.3(c) to have been received by Participants for the hour.


14.11    Funds to or from which Payments are to be Made.
         ----------------------------------------------

                  (a)      All  payments for Energy,  Operating  Reserves or AGC

                           furnished  or  received,   all  uplift  charges  paid

                           pursuant  to this  Section 14 of this  Agreement  and

                           Section 24 of the Tariff,  and all fees for  services

                           paid  pursuant to Section  19.2,  and any payments by

                           Non-Participants   for   ancillary   services   under

                           Schedules   2-7  to  the   Tariff  or   pursuant   to

                           arrangements referenced in Section 14.6, shall be

                           allocated each month through the Pool Interchange

                           Fund as follows:


                           Step One.  For each week in which Energy is delivered
                           --------
                           or received  under the HQ Energy  Banking  Agreement,

                           all payments with respect to transactions  under that

                           Agreement shall be made to or from the Energy Banking

                           Fund provided for in Section 14.11(b).

                           Step Two.  (i) For each  week in which  Pre-Scheduled
                           --------
                           Energy (as defined in the HQ Phase I Energy Contract)

                           is  purchased  pursuant  to the  HQ  Phase  I  Energy

                           Contract, the aggregate amount which is paid pursuant

                           to   Section   14.6(b)   for  such   Energy  by  each

                           Participant  which is a  participant  in the  Phase I

                           arrangements  with  Hydro-Quebec  shall be determined

                           and paid on the Participant's  account into the Phase

                           I Savings Fund.


                           (ii)  For  each  week in which  Energy  is  purchased

                           pursuant to the HQ Phase II Firm Energy Contract, the

                           aggregate amount which is paid  pursuant to Section

                           14.6(b) for such Energy by each  Participant  which

                           is a  participant  in the Phase  II  arrangements

                           with  Hydro-Quebec  shall be determined and paid on

                           the Participant's account into the Phase II Savings

                           Fund.


                           Step Three. For each week in which Other HQ Energy is
                           ----------
                           purchased  pursuant to the HQ Phase I Energy Contract

                           or   Energy   is   purchased   pursuant   to  the  HQ

                           Interconnection  Agreement, the aggregate amount paid

                           pursuant to Section  14.6(b) for such

                           Energy shall be determined for each Participant which

                           is  a participant  in the Phase I or Phase II

                           arrangements with Hydro-Quebec. Such amount shall be

                           allocated between  the  Participant's  share  of  the

                           Phase I Savings Fund and the Participant's share of

                           the Phase II Savings Fund created under the HQ Use

                           Agreement in the same  ratio as (A) the sum of (x)

                           the  number  of kilowatthours   of  Other  HQ  Energy

                           deemed  to  be purchased by the Participant  during

                           the week and (y) the  HQ  Phase  I   Percentage   of

                           the number of kilowatthours deemed to be purchased by

                           the Participant under the HQ Interconnection

                           Agreement  during the week, bears to (B) the HQ Phase

                           II   Percentage   of  the  number  of   kilowatthours

                           purchased  under  the  HQ  Interconnection  Agreement

                           during the week.


                           Step  Four.   The  balance   remaining  in  the  Pool

                           Interchange  Fund after Steps One through Three shall

                           be  retained  in the  Pool  Interchange  Fund for the

                           month  and  shall be used and  disbursed  after  each

                           month in the following order:

                           (i)      (A) amounts owed to Non-Participants (other

                                    than Hydro-Quebec) for the month under

                                    contracts entered into with them pursuant to

                                    Section 14.6(a) shall be paid, and (B)

                                    amounts owed to Hydro-Quebec for the month

                                    for Energy deemed to be furnished pursuant

                                    to Section 14.6(b) to Participants which are

                                    not participants in the Phase I or Phase I

                                    arrangements with Hydro-Quebec shall be paid

                                    and, in the event the price paid by any such

                                    Participant for such Energy is the Energy

                                    Clearing Price, the excess,


                                    if any, of the Energy Clearing Price over

                                    the amount owed to Hydro-Quebec shall be

                                    paid to the Participant;


                           (ii)     amounts paid by Participants  for applicable

                                    fees  for  services   assessed  pursuant  to

                                    Section 19.2 shall be used to reduce  NEPOOL

                                    expenses; and


                           (iii)    amounts owed to  Participants  for the month

                                    pursuant to Section 14.5 shall then be paid.

                  (b)      HQ Energy Banking Fund. All amounts  allocated to the
                           ----------------------
                           HQ Energy  Banking  Fund for each month shall be used

                           and disbursed as follows:


                           (i)      Participants   which   furnish   Energy  for

                                    delivery  to  Hydro-  Quebec  under  the  HQ

                                    Energy  Banking   Agreement   shall  receive

                                    therefor  from  their  share  of the  Energy

                                    Banking  Fund the  amount to which  they are

                                    entitled for such service in accordance with

                                    Section 14.5.

                           (ii)     amounts required to be paid to Hydro-Quebec

                                    under the HQ Energy Banking Agreement shall

                                    be paid from the shares of the Fund of the

                                    Participants engaging in transactions under

                                    the HQ Energy Banking Agreement for the

                                    month in accordance with their respective

                                    interests in the transactions for the month.

                                    If there is not enough in  any such share,

                                    the Participants with the deficient shares

                                    shall be billed and pay into their shares of

                                    the Fund the amounts required for payments

                                    to Hydro-Quebec.

                           (iii)    subject to the remaining provisions of this

                                    Section, at the end of each month any

                                    balance remaining in each Participant's

                                    share of the HQ Energy Banking Fund shall

                                    (I) in the case of any Participant which is

                                    not a participant in the Phase I or Phase II

                                    arrangements with Hydro-Quebec, be paid to

                                    such Participant, and (II) in the case of

                                    any Participant which is a participant in

                                    the Phase I or Phase II arrangements with

                                    Hydro-Quebec, be paid to the Escrow Agent

                                    under the HQ Use Agreement to be held

                                    and  disbursed  by it  through  the  Phase I

                                    Savings  Fund  and  Phase  II  Savings  Fund

                                    created  under  the  HQ Use  Agreement,  and

                                    shall be allocated between the Participant's

                                    share of said Funds as follows:


                                    (A)     the   balance   remaining   in   the

                                            Participant's share of the HQ Energy

                                            Banking  Fund for the month shall be

                                            divided    by    the    number    of

                                            kilowatthours  deemed to be received

                                            by  the  Participant  under  the  HQ

                                            Energy Banking  Agreement during the

                                            month to
                                            determine   an   average savings

                                            amount per kilowatthour;


                                    (B)     for any  hour  during  the  month in

                                            which the  number  of  kilowatthours

                                            received  by  NEPOOL  under  the  HQ

                                            Energy  Banking  Agreement  exceeded

                                            the HQ Phase I Transfer  Capability,

                                            an   amount   equal   to   (A)   the

                                            Participant's share of the excess of

                                            (1)  the  number  of   kilowatthours

                                            received over  (2) the HQ  Phase  I

                                            Transfer Capability  times  (B)  the

                                            average savings amount per

                                            kilowatthour determined   for  that

                                            Participant  under (i) above  shall

                                            be  allocated to the Phase II

                                            Savings Fund; and


                                    (C)     the   remaining   balance   of   the

                                            Participant's share of the HQ Energy

                                            Banking  Fund for the month shall be

                                            allocated  to the  Phase  I  Savings

                                            Fund.

                           It is recognized  that, in view of the time which may

                           elapse  between  the  delivery  of  Energy  to  or by

                           Hydro-Quebec in an Energy Banking  transaction  under

                           the HQ Energy Banking Agreement and the return of the

                           Energy,  the  amounts  of  Energy  delivered  to  and

                           received  from  Hydro-Quebec,  after  adjustment  for

                           losses,  may  not  be in  balance  at  the  end  of a

                           particular month.



                           Further,  if as of the  end of any  month  and  after

                           adjustment  for  electrical  losses,  the  cumulative

                           amount  of  Energy  so  received  from   Hydro-Quebec

                           exceeds the amount so delivered, the aggregate amount

                           paid by  Participants  for the excess Energy pursuant

                           to  Section  14.6(b)  shall  be  paid  to the  Energy

                           Banking  Fund.  The  Escrow  Agent  under  the HQ Use

                           Agreement  shall hold and invest these funds.  On the

                           return  of the  excess  Energy to  Hydro-Quebec,  the

                           amount so held by the Escrow Agent shall be repaid to

                           Hydro-Quebec  and Participants in accordance with the

                           Energy Banking Agreement.

                  (c)      Phase I HQ Savings Fund.  The aggregate amount
                           -----------------------
                           allocated to each Participant's share of the Phase I

                           HQ Savings Fund for each month shall be used, first,

                           to pay to Hydro-Quebec the amount owed to it for the

                           month for Energy furnished under the Phase I HQ

                           Energy Contract and the HQ Phase I Percentage of the

                           amount owed to it for the month for Energy furnished

                           to the Participants under the HQ Interconnection

                           Agreement.  The balance of the amount allocated to

                           the Fund for the month shall be  paid to  the  Escrow

                           Agent  under  the  HQ  Use Agreement to be held and

                           disbursed by it through the Phase  I  HQ  Savings

                           Fund  created   thereunder  in accordance  with each

                           Participant's  contribution to such balance.


                  (d)      Phase II HQ Savings Fund.  The aggregate amount
                           ------------------------
                           allocated to the Phase II HQ Savings Fund for each

                           month shall be used, first, to pay to Hydro-Quebec

                           the amount owed to it for the month for Energy deemed

                           to be furnished to the Participant under the Phase II

                           HQ Firm Energy Contract and the HQ Phase II

                           Percentage of the amount owed to it for the month for

                           Energy
                           deemed to be furnished to the Participant under th

                           HQ Interconnection Agreement.  The balance of the

                           amount allocated to the Fund for the month shall be

                           paid to the Escrow Agent under the HQ Use Agreemen

                           to be held and disbursed by it through the Phase II

                           HQ Savings Fund created thereunder in accordance with

                           each Participant's contribution to such balance.


14.12    Development of Rules Relating to Nuclear and  Hydroelectric  Generating
         -----------------------------------------------------------------------
         Facilities,   Limited-Fuel  Generating  Facilities,  and  Interruptible
         -----------------------------------------------------------------------
         Loads.
         -----

         It is recognized  that the central  dispatch of Energy  available  from

         nuclear   generating   facilities  and  from  pondage  associated  with

         hydroelectric generating facilities and from interruptible loads and of pumping Energy for pumped storage  hydroelectric  generating facilities and other limited-fuel  generating facilities involves special problems which must be resolved to assure fair and non-discriminatory  treatment of Participants  having  Entitlements in such generating  facilities or having such interruptible  loads or any other Participants  involved in

         such   transactions.   Accordingly,   the  Regional  Market  Operations

         Committee shall analyze such special  problems and develop  appropriate rules for dispatching such facilities  (including,  but not limited to,

         bids for
         dispatchable pumping load at pumped storage  facilities),  for

         handling  such   interruptible   loads  and  for  paying  for  Operable

         Capability,   Energy,  Operating  Reserve  and  AGC  involved  in  such

         transactions on a basis consistent with the principles  underlying this

         Section 14; and upon approval by the  Management  Committee  such rules shall  supersede the  provisions of Sections 12 and 14 to the extent of any conflict.


14.13    Dispatch and Billing  Rules During Energy  Shortages.  It is recognized
         ----------------------------------------------------
         that  Energy  shortages  can result in special  problems  which must be resolved to assure that dispatch and billing  provisions do not prevent achievement of the objectives  specified in Section 13.4.  Accordingly,

         the Regional  Market  Operations  Committee  shall analyze such special problems  and develop  appropriate  dispatch  and  billing  rules to be applied during periods when the Management  Committee  determines  that there is, or is anticipated to be, an Energy  shortage which  adversely affects  the bulk  power  supply  of the  NEPOOL  Control  Area and any adjoining areas served by Participants. Upon approval by the Management

         Committee, such rules shall supersede the economic dispatch and billing provisions  of this  Agreement to the extent of any conflict  therewith for the duration of such Energy shortage period.

14.14    Congestion Uplift.
         -----------------

                  (a)      It  shall  be the  responsibility  of the  Management

                           Committee  to  review  prior to  January  1, 2000 the

                           Congestion   Costs   incurred  with  the  new  market

                           arrangements  contemplated  by  Section  14  of  this

                           Agreement  and with retail  access,  and to determine

                           whether subsection (b) of this Section, together with

                          an amendment specifying the rights of Participants and

                           Non-Participants   across  a  constrained   interface

                           within  the  NEPOOL  Control  Area and to make  other

                           necessary or appropriate  changes in subsection  (b),

                           all of the  provisions  of which shall be  considered

                           for   modification,   or  some  other   modified   or

                           substitute  provision  dealing with the allocation of

                           Congestion Costs in a constrained  transmission area,

                           should be made effective on January 1, 2000 and after

                           the preparation of necessary  implementing  rules and

                           computer software or on an earlier or later effective

                           date. If the  Management  Committee  determines  that

                           such a provision  should be made effective,  it shall

                           recommend to the Participants any required  amendment

                           to the Agreement and/or the Tariff and a schedule for implementation which will permit sufficient time for the development of necessary rules and computer software. If the Management Committee is unable to agree on such a determination prior to January 1, 2000 any Participant or group of Participants may propose such an amendment and schedule in a filing with the Commission.

                  (b)      Commencing on January 1, 2000, but subject to the

                           adoption of an amendment specifying the rights of

                           Participants and Non-Participants across constrained

                           interfaces within the NEPOOL Control Area and making

                           other necessary or appropriate changes in the

                           language of this subsection (b), and the preparation

                           of necessary implementing rules and computer

                           software, (or on such earlier or later date as is

                           fixed by the Management Committee in accordance with

                           subsection (a) of this Section), whenever limitations

                           in available transmission capacity in any hour

                           require that the System Operator dispatch

                           out-of-merit resources that are bid by the

                           Participants in any area which is determined to be a

                           constrained transmission area in accordance with

                           market
                           operation rules approved by the Regional Market

                           Operations Committee and the Regional Transmission

                           Operations Committee, the System Operator shall

                           determine for the constrained transmission area the

                           aggregate Congestion Costs for the hour.


                           Such   Congestion   Costs  for  each  hour  shall  be

                           allocated   to   and   paid   by   Participants   and

                           Non-Participants as a congestion uplift as follows:


                           (i)      In accordance with market operation rules

                                    approved by the Regional Market Operations

                                    Committee and the Regional Transmission

                                    Operations Committee, the System Operator

                                    shall identify for each Participant and Non-

                                    Participant the difference in megawatt

                                    hours, if any, between (A) Electrical Load

                                    served by the Participant or Non-Participant

                                    in the constrained area and transactions

                                    by the Participant or Non-Participant

                                    occurring in the hour which utilized the

                                    constrained interface to move

                                    Energy through the constrained area and (B)

                                    the Participant's or Non-Participant's

                                    in-merit Energy Entitlements located in the

                                    constrained area that were used in the hour

                                    to serve such Electrical Load, taking into

                                    account Firm Contracts and System Contracts

                                    between Participants and electrical losses,

                                    if and as appropriate.


                           (ii)     The System  Operator shall identify for each

                                    Participant and Non-Participant the megawatt

                                    hours,   if  any,  of  the  rights  of  that

                                    Participant  or  Non-Participant  to use the

                                    then effective  transfer  capability  across

                                    the constrained interface.


                           (iii)    The System Operator shall identify for each

                                    Participant and Non-Participant the megawatt

                                    hours, if any, by which the amount

                                    determined pursuant to clause (i) above for

                                    that Participant or Non-Participant exceeds

                                    the amount determined for that Participant

                                    or Non-Participant pursuant to clause (ii)

                                    above.  If the clause (i) amount
                                    exceeds the clause (ii) amount, the

                                    Participant or Non-Participant shall be

                                    responsible for paying a share of the

                                    aggregate Congestion Costs in proportion to

                                    the Participant's or Non-Participant's share

                                    of the aggregate amount of such excesses for

                                    all Participants and Non-Participants, and

                                    such Congestion Costs shall be included,

                                    as a transmission charge, in the Regional

                                    Network Service,  Internal Point-to-Point

                                    Service or Through or Out Service charge,

                                    whichever is applicable.


                  (c)      As used in this Section 14.14, the "Congestion  Cost"

                           of an out-  of-merit  resource  for an hour means the

                           product of (i) the  difference  between its  Dispatch

                           Price  and the  Energy  Clearing  Price for the hour,

                           times   (ii)  the   number  of   megawatt   hours  of

                           out-of-merit  generation produced by the resource for

                           the hour.


14.15    Additional  Uplift  Charges.  It is recognized that the System Operator
         ---------------------------
         may be required  from time to time to dispatch  resources  out of merit for reasons other than those covered by Section 14.14 of this Agreement and  Section  24 of the

         Tariff.  Accordingly,  if  and  to the  extent appropriate,  feasible and practical,  dispatch and  operational  costs shall  be  categorized and allocated as uplift costs to those Participants and

         Non-Participants  that are responsible for such costs. Such allocations shall  be  determined  in  accordance  with  market operation  rules that  are  consistent  with  this  Agreement  and any applicable regulatory  requirements and approved by the Regional Market Operations

         Committee.

                                    PART FOUR

                             TRANSMISSION PROVISIONS



                                   SECTION 15

                      OPERATION OF TRANSMISSION FACILITIES
                      ------------------------------------


15.1     Definition  of  PTF.  PTF  or  pool  transmission  facilities  are  the
         -------------------
         transmission  facilities  owned  by  Participants  rated 69 kV or above required to allow energy from significant  power sources to move freely on the New England transmission network, and include:


                  1.       All  transmission  lines  and  associated  facilities

                           owned by Participants  rated 69 kV and above,  except

                           for lines and associated  facilities  that contribute

                           little  or  no  parallel  capability  to  the  NEPOOL

                           Transmission  System (as defined in the Tariff).  The

                           following do not constitute PTF:


                           (a)      Those lines and associated  facilities which

                                    are required to serve local load only.

                           (b)      Generator leads, which are defined as radial

                                    transmission  from a  generation  bus to the

                                    nearest  point  on the  NEPOOL  Transmission

                                    System.


                           (c)      Lines that are normally operated open.


                  2.       Parallel   linkages  in  network  stations  owned  by

                           Participants (including substation facilities such as

                           transformers,   circuit   breakers   and   associated

                           equipment) interconnecting the lines which constitute

                           PTF.


                  3.       If a Participant with  significant  generation in its

                           transmission  and distribution  system  (initially 25

                           MW) is connected to the New England  network and none

                           of  the   transmission   facilities   owned   by  the

                           Participant  qualify to be included in PTF as defined

                           in  (1)  and  (2)  above,  then  such   Participant's

                           connection to PTF will  constitute PTF if both of the

                           following requirements are met for this connection:

                           (a)      The connection is rated 69 kV or above.



                           (b)      The connection is the principal transmission

                                    link   between  the   Participant   and  the

                                    remainder of the New England PTF network.



                  4.       Rights of way and land owned by Participants required

                           for the  installation of facilities  which constitute

                           PTF under (1), (2) or (3) above.


                  The Regional  Transmission  Planning Committee shall review at least  annually the status of  transmission  lines and related facilities and determine  whether such  facilities  constitute

                  PTF and shall prepare and keep current a schedule or catalogue of PTF facilities.


                  The  following  examples  indicate  the  intent  of the  above definitions:


                           (i)      Radial tap lines to local load are excluded.

                           (ii)     Lines  which loop,  from two  geographically

                                    separate  points on the NEPOOL  Transmission

                                    System,  the  supply  to a load bus from the

                                    NEPOOL Transmission System are included.


                           (iii)    Lines  which loop,  from two  geographically

                                    separate  points on the NEPOOL  Transmission

                                    System, the connections  between a generator

                                    bus and the NEPOOL  Transmission  System are

                                    included.


                           (iv)     Radial  connections  or  connections  from a

                                    generating station to a single substation or

                                    switching station on the NEPOOL Transmission

                                    System are excluded, unless the requirements

                                    of paragraph (3) above are met.


                  Transmission  facilities  owned  by  a  Related  Person  of  a

                  Participant which are rated 69 kV or above and are required to allow Energy from significant  power sources to move freely on the New England transmission network shall also constitute PTF provided (i) such Related

                  Person files with the  Secretary of the  Management  Committee its  consent  to  such  treatment;  and  (ii)  the  Management

                  Committee  determines  that  treatment  of the facility as PTF will facilitate  accomplishment of NEPOOL's  objectives.  If a facility constitutes PTF pursuant to this paragraph,  it shall be treated as "owned" by a  Participant  for  purposes  of the

                  Tariff and the other provisions of Part Four of the Agreement.


15.2     Maintenance  and  Operation in Accordance  with Good Utility  Practice.
         ----------------------------------------------------------------------
         Each  Participant  which  owns or  operates  PTF or other  transmission

         facilities   rated  69  kV  or  above  shall,  to  the  fullest  extent practicable,  cause all such transmission  facilities owned or operated

         by  it  to  be  designed,  constructed,   maintained  and  operated  in

         accordance with Good Utility Practice.


15.3     Central Dispatch.  Each Participant which owns or operates PTF or other
         ----------------
         transmission  facilities  rated 69 kV or above  shall,  to the  fullest extent practicable,  subject all such transmission  facilities owned or operated by it to central  dispatch by the System  Operator;  provided,

         however,  that each Participant shall at all times be the sole judge as to whether or not and to what
         extent safety  requires that at any time any of such facilities will be operated at less than their full capability or not at all.


15.4     Maintenance and Repair.  Each Participant  shall, to the fullest extent
         ----------------------
         practicable:  (a) cause transmission facilities owned or operated by it to be  withdrawn  from  operation  for  maintenance  and repair only in accordance with maintenance  schedules reported to and published by the

         System Operator in accordance  with procedures  approved or established by the Regional  Transmission  Operations  Committee from time to time,

         (b) restore such facilities to good operating condition with reasonable promptness, and (c) in emergency situations, accelerate maintenance and repair at the reasonable  request of the System  Operator in accordance with rules approved by the Regional Transmission Operations Committee.


15.5     Additions to or Upgrades of PTF.  The possible  need for an addition to
         -------------------------------
         or upgrade of PTF may be identified in connection  with an  application or request  for  service  under the  Tariff,  or in  connection  with a request for the  installation  of or material change to a generation or transmission  facility,  or may be  separately  identified  by a NEPOOL committee, a Participant or the System

         Operator.  In such cases, a study,  if necessary,  to assess  available transmission  capacity and, if  necessary,  a System Impact Study and a

         Facility  Study shall be performed by the  affected  Participant(s)  in whose  Local  Network(s)  the  addition  or  upgrade  would or might be effected or their designee(s),  or the Regional  Transmission  Planning

         Committee  and/or the System  Operator,  in the case of a System Impact

         Study, or the  Committee's or the System  Operator's  designee(s)  with review of the study by the System  Operator  if it does not perform the study.  Studies to assess  available  transmission  capacity and System

         Impact   Studies  and  Facilities   Studies  shall  be  conducted,   as

         appropriate,  in  accordance  with  the  affected  Participant's  Local

         Network   Service   Tariff,   or  in  accordance  with  the  applicable

         methodology  specified in  Attachments  C and D to the Tariff,  and the provisions  of the  Local  Network  Service  Tariff  or the  applicable provisions  of  Attachments  I and J to  the  Tariff  shall  apply,  as appropriate,  with respect to the payment of the costs of the study and the other matters covered thereby.


         If any of  the  studies  referred  to  above  indicates  that  new  PTF facilities  or a  facility  modification  or  other  PTF  upgrades  are necessary to provide the requested service, or in connection with a new or modified generation or
         transmission  facility,  or  otherwise  in  order to  ensure  adequate,

         economic and reliable operation of the bulk power supply systems of the

         Participants  for  regional  purposes,  whether  or  not  a  particular customer is  benefited,  upon  approval of the studies by the  Regional

         Transmission  Planning  Committee,  subject  to  review  by the  System

         Operator, one or more Transmission Providers shall be designated by the

         Regional  Transmission  Planning  Committee,  subject  to review by the

         System Operator, to design and effect the construction or modification.


         Upon the designation of a Transmission  Provider to design and effect a

         PTF addition or upgrade and the fixing of the cost  responsibilities of the Participants and  Non-Participants and agreement as to the security and other provisions of said  arrangement,  the  Transmission  Provider designated to perform the  construction  shall,  in accordance with the terms of such  arrangement  and subject to Sections 18.4 and 18.5,  use its best efforts to obtain any necessary  public  approvals or permits,

         to acquire any required rights of way or other property,  and to effect the proposed construction or modification.

         Responsibility  for the costs of new PTF or any  modification  or other upgrade  of PTF  shall be  determined,  to the  extent  applicable,  in accordance with Parts V and VI and Schedule 11 of the Tariff, including without  limitation the provisions  relating to responsibility  for the costs of new PTF or  modifications  or other  upgrades to PTF exceeding regional system,  regulatory or other public  requirements set forth in paragraph (ii) of Schedule 11 to the Tariff.



                                   SECTION 16

                              SERVICE UNDER TARIFF
                              --------------------


16.1     Effect of Tariff.  The Tariff  specifies the terms and conditions under
         ----------------
         which the  Participants  will  provide  regional  transmission  service

         through   NEPOOL.   This  Section  16  specifies   various  rights  and

         obligations  with respect to the revenues to be collected by NEPOOL for the Participants under the Tariff and related matters.


16.2     Obligation to Provide Regional Service.  The Participants which own PTF
         --------------------------------------
         shall collectively provide through NEPOOL regional transmission service over their

         PTF  facilities,  and the  facilities  of their  Related  Persons which constitute PTF in accordance  with Section 15.1, to other  Participants and  other  Eligible  Customers  pursuant  to the  Tariff.  The  Tariff provides  open  access  for all of the types of  regional  transmission service required by Participants and other Eligible  Customers over PTF and it is intended to be the only  source of such  service,  except for service provided for Excepted Transactions.


16.3     Obligation to Provide Local Network  Service.  Each  Participant  which
         --------------------------------------------
         owns transmission  facilities other than PTF shall provide service over such  facilities  to other  Participants  or other  Eligible  Customers connected to the Transmission  Provider's  transmission system pursuant

         to  a  tariff  (a  "Local  Network   Service   Tariff")  filed  by  the

         Transmission  Provider  with  the  Commission.  A  Participant  is also obligated to provide  service under its Local Network Service Tariff or otherwise  (i)  to  permit  a  Participant  or  other  Entity  with  an

         Entitlement in a generating unit in the Participant's  local network to deliver the output of the generating unit to an  interconnection  point on PTF and (ii) to permit the delivery to an Eligible  Customer  taking

         Internal  Point-to-Point  Service under the Tariff of the Energy and/or capacity  covered  by  its  Completed  Application  for  that  Internal

         Point-to-Point Service.

         A Local Network Service Tariff shall provide:



         (i)      for a pro rata allocation of monthly revenue  requirements not otherwise paid for through  charges to Eligible  Customers for

                  Local Point-to-Point Service among the Transmission Provider's

                  Network  Customers  receiving  service under the tariff on the basis of their loads during the hour in the month in which the total  connected  load to the Local Network is at its maximum,

                  without any adjustment for credits for generation;


         (ii)     for the recovery  under the Local Network  Service Tariff from

                  Eligible   Customers   taking  Regional  Network  Service  and

                  Internal   Point-to-Point  Service  of  that  portion  of  the

                  Transmission    Provider's   annual    transmission    revenue

                  requirements  with  respect  to PTF  which  is  not  recovered through the  distribution  of revenues from  Regional  Network

                  Service or Internal Point-to-Point Service pursuant to Section

                  16.6;

         (iii)    that where all or a part of the load of a Participant or other

                  Eligible Customers taking service under the tariff is

                  connected directly to PTF, the Participant or other Eligible

                  Customers receiving the service shall pay each Year during the

                  Transition Period for such service with respect to the load directly connected to PTF the percentage specified in the

                  schedule below of the applicable Local Network Service Tariff charge for service across non-PTF transmission facilities and shall have no obligation to pay charges for service across non-PTF transmission facilities with respect to that portion of the connected load after the Transition Period, but shall continue to pay its share of any other Local Network Service costs directly associated with the PTF-connected load;

                  provided that in the event of any inconsistency between the foregoing provisions and the terms of any Excepted Transaction which is listed in Attachment G-1 to the Tariff, the Excepted

                  Transaction shall control:


                              Year One  Year Two Year Three Year Four  Year Five
                              --------  -------- ---------- ---------  ---------
                  % of charge
                  to be paid    100%       80%      60%       40%        20%


         (iv)     that if the  Transmission  Provider  receives  a  distribution pursuant to Section 16.6 from NEPOOL out of revenues  paid for

                  Through or Out

                  Service or for In Service  (as  defined  in the  Tariff),  the amounts  received  shall  reduce  its  Local  Network  Service revenue requirements; and


         (v)      that  if  the  Transmission   Provider  receives  transmission

                  revenues  from  an  Eligible  Customer  taking  Local  Network

                  Service  from that  Transmission  Provider  with respect to an

                  Excepted  Transaction,  the amounts  received shall reduce the amount  due  from  such  Eligible  Customer  connected  to the

                  Transmission  Provider's transmission system for Local Network

                  Service provided  thereto by the Transmission  Provider rather than  reducing  the  Transmission  Provider's  total  cost  of service.


16.4     Transmission  Service  Availability.  The  availability of transmission
         -----------------------------------
         capacity  to provide  transmission  service  under the Tariff  shall be

         determined  in  accordance   with  the  Tariff.   In  determining   the

         availability of transmission  capacity,  existing committed uses of the

         Participants'  transmission  facilities shall include uses for existing firm loads and  reasonably  forecasted  changes in such loads,  and for

         Excepted Transactions.

16.5     Transmission Information.  Information concerning (i) available
         ------------------------
         transmission capacity, (ii) transmission rates and (iii) system conditions that may give rise to Interruptions or Curtailments shall be made available to all Participants and Non-Participants through the

         OASIS on a timely and non-discriminatory basis.  All Participants owning PTF or other transmission facilities rated 69 kV or higher shall make available to the System Operator the information required to permit the maintenance of the OASIS in compliance with Commission Order

         889 and any other applicable Commission orders; provided that no

         Participant shall be required to furnish information which is required to be treated as confidential in accordance with NEPOOL policy without appropriate arrangements to protect the confidentiality of such information.


16.6     Distribution of Transmission Revenues.  Payments required by the Tariff
         -------------------------------------
         for the use of the NEPOOL  Transmission  System shall be made to NEPOOL and shall be distributed by it in accordance with this Section 16.6.


         A.       Regional Network Service Revenues.  Revenues received by
                  ---------------------------------
                  NEPOOL for providing Regional Network Service each month

                  during the Transition Period shall be distributed to the

                  Participants owning or
                  supporting PTF in part on the basis of allocated flows for the region  as  determined  in  accordance  with  the  methodology specified  in  Attachment A to this  Agreement  and in part in proportion  to  the  respective  Annual  Transmission  Revenue

                  Requirements  for  PTF  of  the  owners  and  supporters,   in

                  accordance with the following Schedule:


                           Year One  Year Two  Year Three   Year Four  Year Five
                           --------  --------  ----------   ---------  ---------
          Allocated
          flows:             25%        20%        15%          10%         5%

          Annual
          Transmission
          Revenue
          Requirements       75%        80%        85%          90%        95%


                  Revenues  received by NEPOOL for  providing  Regional  Network

                  Service  each  month  after  the  Transition  Period  shall be distributed  to the  Participants  owning or supporting PTF in proportion to their  respective  Annual  Transmission  Revenue

                  Requirements for PTF.


         B.       Through or Out  Service  Revenues.  The  revenues  received by
                  ---------------------------------
                  NEPOOL each month for  providing  Through or Out Service shall be distributed among the Participants  owning PTF on the basis

                  of  allocated   flows  for  the   transaction   determined  in

                  accordance with the methodology specified in Attachment A to this Agreement; provided that for service provided during the Transition Period but not thereafter,  for an "Out"  transaction  which  originates  on the  system  of a

                  Participant which owns the PTF  interconnection  facilities on the New England side of the  interface  with the other Control

                  Area over  which the  transaction  is  delivered,  100% of the megawatt mile flows with respect to the  transaction  shall be deemed to occur on such Participant's system.


         C.       Internal   Point-to-Point   Service  Revenues.   The  revenues
                  ---------------------------------------------
                  received   by  NEPOOL  each  month  for   providing   Internal

                  Point-to-Point  Service and the revenues,  if any, received by

                  NEPOOL each month for  providing In Service (as defined in the

                  Tariff) shall be distributed among the Participants  owning or supporting  PTF  in  proportion  to  their  respective  Annual

                  Transmission  Revenue  Requirements for PTF under Attachment F to the Tariff.


         D.       Ancillary Service Payments.  The revenues received by NEPOOL
                  --------------------------
                  pursuant to Schedule 1 to the Tariff (scheduling, system

                  control and dispatch service) will be used to reimburse

                  NEPOOL, the System

                  Operator (if the System Operator does not receive revenues for that service under a separate tariff) and Participants for the costs which are reflected in the charges for such service. The revenues  received by NEPOOL  pursuant to Schedules 2-7 to the

                  Tariff shall be distributed prior to the Second Effective Date in  accordance  with the  continuing  provisions  of the Prior

                  NEPOOL Agreement and the rules adopted  thereunder,  and shall be  distributed  on or  after  the  Second  Effective  Date in accordance with Section 14.


         E.       Congestion Payments.  Any congestion uplift charge received as
                  -------------------
                  a payment for  transmission  service pursuant to Section 24 of the Tariff for any hour  shall be applied in  accordance  with

                  Section 14.5(a) in payment for Energy service.


16.7     Changes to Tariff.  The Tariff  constitutes  part of the  Agreement and
         -----------------
         shall be subject to change either in  accordance  with Section 21.11 or by an affirmative vote of members of the Management Committee having at least 70% of the  aggregate  Voting  Shares to which  all  members  are entitled; provided, however, that the negative votes of any six or more
                   --------  -------
         members representing Participants
         which are not Related Persons of each other and which have at least 20%

         of the aggregate  Voting Shares to which all members are entitled shall defeat any proposed  change.  In determining  whether the negative vote total specified above has been reached, the 18% limitation specified in

         Section 6.3 on the aggregate  Voting Shares of any  Participant and its

         Related Persons shall be applicable. Nothing in this Agreement shall be deemed  to  affect  in  any  way  the  ability  of any  Participant  or

         Non-Participant  to apply to the Commission under Section 205 or 206 of the Federal Power Act for a change in any rate, charge, term, condition or classification of service under the Tariff.


                                   SECTION 17

                            POOL-PLANNED UNIT SERVICE


17.1     Effective  Period.  The  provisions  contained in this Section 17 shall
         -----------------
         continue in effect until the fifth anniversary of the effective date of the Tariff, and shall be of no effect after that date.

17.2     Obligation  to  Provide  Service.  Until the fifth  anniversary  of the
         --------------------------------
         effective date of the Tariff,  each  Participant  shall provide service over its PTF  facilities  under this  Section 17 rather  than under the

         Tariff, for the following purposes:


                  (a)      the  transfer  to  a  Participant's   system  of  its

                           ownership  interest or its Unit Contract  Entitlement

                           under a contract  entered into by it before  November

                           1,  1996  in a  Pool-Planned  Unit  which  is off its

                           system;


                  (b)      the  transfer  to  a  Participant's   system  of  its

                           Entitlement  in a purchase  under a contract  entered

                           into by it  before  November  1,  1996  (including  a

                           purchase under the HQ Phase II Firm Energy  Contract)

                           from  Hydro-Quebec  where  the line  over  which  the

                           transfer   is  made  into  New   England  is  the  HQ

                           Interconnection; and


                  (c)      the transfer to a Non-Participant  of its Entitlement

                           in a Pool-  Planned Unit  pursuant to an  arrangement

                           which has been
                           approved prior to November 1, 1996 by the Management

                           Committee.


17.3     Rules  for   Determination   of   Facilities   Covered  by   Particular
         -----------------------------------------------------------------------
         Transactions.  It is anticipated  that it may be necessary with respect
         ------------
         to a particular  transmission  use under  subsection (a), (b) or (c) of

         Section 17.2 to determine  whether the transaction is effected entirely over PTF,  entirely over facilities that are not PTF, or partially over each.


         The following  rules shall be controlling in the  determination  of the facilities required to effect the use:


                  (a)      To the extent that EHV PTF is available to effect the

                           transaction,  over all or part of the  distance to be

                           covered,  the use shall be deemed to be  effected  on

                           such EHV PTF over such  portion of the distance to be

                           covered.


                  (b)      To the extent that EHV PTF is not  available  for the

                           entire  distance to be covered by the use,  but Lower

                           Voltage PTF is
                           available  to cover all or part of the  distance  not

                           covered by EHV PTF, the  transaction  shall be deemed

                           to be effected on such Lower Voltage PTF.


                  If a  Participant  has  ownership or  contractual  rights with respect to an Excepted  Transaction  which are  independent of this  Agreement and the Tariff and are adequate to provide for a transfer of the types specified in subsections  17.2(a), (b)

                  or (c),  and such  rights are not  limited to the  transfer in question,  the transfer  shall be deemed to have been effected pursuant to such rights and not pursuant to the  provisions of this Agreement.  A copy of each instrument  establishing  such rights, or an opinion of counsel describing and authenticating such  rights,  shall  be  filed  with  the  Secretary  of  the

                  Management Committee.


17.4     Payments for Uses of EHV PTF During the Transition Period.
         ---------------------------------------------------------

         (a)      Each Participant  shall pay each month for its uses of EHV PTF for transfers of  Entitlements  pursuant to subsections (a) or

                  (b) of  Section  17.2,  one-twelfth  of  the  NEPOOL  EHV  PTF

                  Participant Summer or

                  Winter  Wheeling  Rate in effect for the calendar  year ending

                  December 31, 1996, as determined in accordance  with the Prior

                  NEPOOL   Agreement,   for  each   Kilowatt   of  its   current

                  Entitlements   which   qualify   for   transfer   pursuant  to

                  subsections  (a) or (b) of Section  17.2,  except as otherwise provided in Section 17.3;  provided that such payment shall be required with respect to only  one-half the Kilowatts  covered by a NEPOOL Exchange Arrangement (as hereinafter defined).


                  Each  Participant  which  is a party  to the HQ  Phase II Firm

                  Energy  Contract (other than a Participant (i) whose system is directly  interconnected  to the HQ  Interconnection  or  (ii)

                  which has contractual rights independent of this Agreement and

                  the   Tariff   which   give  it   direct   access  to  the  HQ

                  Interconnection  and which are not  limited  to  transfers  of

                  Energy delivered over the HQ  Interconnection)  shall also pay each  month  for the use of EHV PTF for  deliveries  under the

                  Phase II Firm Energy  Contract  during the Base Term of the HQ

                  Phase II Firm Energy  Contract,  one-twelfth of the NEPOOL EHV

                  PTF  Participant  Summer or Winter Wheeling Rate in effect for the calendar  year ending  December 31, 1996, as determined in accordance with the Prior NEPOOL

                  Agreement,  for each  Kilowatt of its HQ Phase II Net Transfer

                  Responsibility for the month. If, and to the extent that, such

                  Responsibility  continues  for any period by which the term of

                  said  Contract   extends  beyond  the  Base  Term,  each  such

                  Participant  shall  continue  to pay the above rate during the

                  extension    period   with    respect   to   its    continuing

                  Responsibility.  A  Participant  shall  not  be  deemed  to be directly interconnected to the HQ Interconnection for purposes of this  paragraph  solely  because  of its  participation  in arrangements  for the  support  and/or  use of PTF  facilities installed  or  modified  to effect  reinforcements  of the New

                  England AC transmission system required in connection with the

                  HQ  Interconnection.  A copy  of  each  contract  establishing rights  independent  of this  Agreement  and the Tariff  which provides  direct  access  to  the  HQ  Interconnection,  or an opinion of counsel describing and authenticating  such rights,

                  shall be filed with the Secretary of the Management Committee.


                  The NEPOOL EHV PTF  Participant  Summer  Wheeling Rate for any

                  calendar  year shall be applicable to the months in the Summer

                  Period.

                  The NEPOOL EHV PTF  Participant  Winter  Wheeling Rate for any

                  calendar  year shall be applicable to the months in the Winter

                  Period.


                  A  NEPOOL  Exchange  Arrangement  is one  entered  into by two

                  Participants  each of which  has an  ownership  interest  in a

                  Pool-Planned  Unit on its own  system  pursuant  to which each

                  sells  out  of  its  ownership   interest,   a  Unit  Contract

                  Entitlement  to the other  for a period  of time  which is, in whole or part,  the same for both sales.  Such an  arrangement shall constitute a NEPOOL Exchange Arrangement even though the beginning  and  ending  dates  of the two Unit  Contract  sale periods are different,  but only for the period for which both sales are in effect. If for any period the number of Kilowatts covered  by the two  Unit  Contract  Entitlements  of a NEPOOL

                  Exchange Agreement are not the same, the portion of the larger

                  Entitlement   which   exceeds   the  amount  of  the   smaller

                  Entitlement  shall not be deemed to be covered by such  NEPOOL

                  Exchange Arrangement for purposes of this Section 17.4.


         (b)      Each Participant shall pay each month for its use of EHV PTF for a transfer of an Entitlement in a Pool-Planned Unit to a

                  Non-Participant
                  pursuant  to Section  17.2(c)  such  charge as is fixed by the

                  Management  Committee at the time of its approval of the sale,

                  and filed with the Commission.


         (c)      Fifty percent of all amounts  required to be paid with respect to transfers by a Participant  pursuant to  subsection  (a) or

                  (b) of Section 17.2 shall be paid to a pool  transmission fund and distributed  monthly among the  Participants in proportion to the  respective  amounts of their costs with respect to EHV

                  PTF for the calendar  year 1996 as  determined  in  accordance with the Prior NEPOOL Agreement.


         (d)      The remaining 50% of all amounts required to be paid with

                  respect to transfers by a Participant pursuant to subsections

                  (a) or (b) of Section 17.2 shall be paid to, and retained by,

                  the Participant on whose system the transfer originates, or in the event the EHV PTF system of such Participant is supported in part by other Participants, then to the Participant on

                  whose system the transfer originates and such other

                  Participants in proportion to the respective shares of the costs of such EHV PTF system borne by each of them or in such other manner as the

                  Participants  involved may jointly  direct;  provided that the

                  Participant on whose system the transfer originates shall have the right to waive  such 50%  payment in whole or part as to a particular  transfer  except that no such waiver may adversely

                  affect  the  payments  to  any  other   Participant  which  is

                  supporting in part the originating system's EHV PTF system.


17.5     Payments for Uses of Lower  Voltage PTF.  Each  Participant  which uses
         ---------------------------------------
         another  Participant's  Lower  Voltage PTF  pursuant to this Section 17 shall pay each  month to the owner of such  Lower  Voltage  PTF (1) for each  Kilowatt  of its use of such Lower  Voltage  PTF for  transfer of

         Entitlements  pursuant to  Subsections  17.2(a),  (b) or (c) during the month,  and (2)  during  the Base  Term of the HQ Phase II Firm  Energy

         Contract  (and during any extension of the term of said Contract if and to the extent  its HQ Phase II Net  Transfer  Responsibility  continues during the  extension  period) for each Kilowatt of its HQ Phase II Net

         Transfer  Responsibility  for the month,  the owner's Lower Voltage PTF

         Winter  Wheeling  Rate or Summer  Wheeling  Rate for the 1996  calendar year, as determined in accordance with the Prior NEPOOL Agreement.

17.6     Use of Other Transmission Facilities by Participants.  Each Participant
         ----------------------------------------------------
         which has no direct  connection  between  its  system  and PTF shall be entitled  to use  the  non-PTF  transmission  facilities  of any  other

         Participant  required to reach its system for any of the  purposes  for which PTF may be used under Section  17.2.  Such use shall be effected,

         and payment made, in accordance with the other Participant's filed open access tariff.


17.7     Limits on Individual Transmission Charges.
         -----------------------------------------

         Any charges for transmission service pursuant to this Section 17 by any

         Participant to another  Participant  shall be just,  reasonable and not unduly discriminatory or preferential.  No provision of this Section 17 shall be construed to waive the right of any Participant to seek review of any  charge,  term or  condition  applicable  to  such  transmission

         service  by  another   Participant  by  the  Commission  or  any  other

         regulatory authority having jurisdiction of the transaction.

                                    PART FIVE

                                     GENERAL



                                    SECTION 18

                     GENERATION AND TRANSMISSION FACILITIES
                     --------------------------------------


18.1     Designation of Pool-Planned Facilities.
         --------------------------------------

         At  the  request  of a  Participant,  the  Management  Committee  shall designate as "pool-planned" a generating or transmission facility to be constructed by the  Participant or its Related Person if the Management

         Committee  determines  that the  facility  is  consistent  with  NEPOOL planning.  The  Management  Committee  may  not  unreasonably  withhold designation  as a Pool-Planned  Facility of a generation  unit or other facility proposed by one or more Participants in order to satisfy their

         anticipated  Installed  Capability   Responsibilities  with  a  mix  of

         generation and other  resources  reasonably  comparable as to economics and types to that being developed for New England.

18.2     Construction of Facilities.
         --------------------------

         Subject to Sections 13.1,  15.2,  15.5, 18.3, 18.4 and 18.5, and to the

         provisions  of the  Tariff,  each  Participant  shall have the right to determine whether,  and to what extent,  additions to and modifications in its generating and transmission  facilities shall be made.  However,

         each Participant shall give due consideration to  recommendations  made to it by the Management  Committee or the System  Operator for any such additions or modifications and shall follow such recommendations unless it determines in good faith that the  recommended  actions would not be in its best interest.


18.3     Protective Devices for Transmission Facilities and Automatic Generation
         -----------------------------------------------------------------------
         Control Equipment.
         -----------------

         Each  Participant  shall install,  maintain and operate such protective equipment and switching,  voltage control,  load shedding and emergency facilities as the Management  Committee may determine to be required in order  to  assure  continuity  of  service  and  the  stability  of the interconnected  transmission facilities of the Participants.  Until the

         Second  Effective Date, each Participant  shall also install,  maintain

         and  operate  such  Automatic   Generation  Control  equipment  as  the

         Management Committee may determine to be required in order to maintain proper frequency for the interconnected bulk power system of the  Participants and to maintain proper power flows into and out of the NEPOOL Control Area.


18.4     Review of Participant's Proposed Plans.
         --------------------------------------

         Each  Participant  shall  submit  to the  System  Operator,  Management

         Committee,  the Market  Reliability  Planning Committee or the Regional

         Transmission  Planning  Committee,  as  appropriate,  and the  Regional

         Market  Operations  Committee or the Regional  Transmission  Operations

         Committee, as appropriate, for review by them, in such form, manner and detail as the Management  Committee may reasonably  prescribe,  (i) any new or materially  changed plan for additions  to,  retirements  of, or changes in the  capacity  of any supply and  demand-side  resources  or transmission facilities rated 69 kV or above subject to control of such

         Participant,  and (ii) any new or materially changed plan for any other action  to be taken by the  Participant  which  may have a  significant effect on the stability,  reliability or operating  characteristics  of its  system  or the  system of any other  Participant.  No  significant action  (other than  preliminary  engineering  action)  leading  toward implementation of any such new or changed plan shall be taken earlier than sixty days (or ninety days, if the

         System Operator or the Management Committee determines that it requires additional time to consider the plan and so notifies the Participant in writing within the sixty days) after the plan has been submitted to the

         Committees. Unless prior to the expiration of the sixty or ninety days,

         whichever  is  applicable,   the  Management   Committee  notifies  the

         Participant in writing that it has determined  that  implementation  of the plan will have a significant adverse effect upon the reliability or operating  characteristics  of its  system or of the  systems of one or more other Participants,  the Participant shall be free to proceed. The time limits  provided by this  Section 18.4 may be changed with respect to any such  submission by agreement  between the Management  Committee and the Participant required to submit the plan.


18.5     Participant to Avoid Adverse Effect.
         -----------------------------------

         If the Management  Committee notifies a Participant pursuant to Section

         18.4 that  implementation of the Participant's plan has been determined to have a significant  adverse effect upon the reliability or operating characteristics  of its  system  or the  systems  of one or more  other

         Participants, the Participant shall
         not  proceed  to  implement  such plan  unless the  Participant  or the

         Non-Participant  on whose behalf the Participant has submitted its plan takes such action or constructs  at its expense such  facilities as the

         Management  Committee  determines to be  reasonably  necessary to avoid such adverse effect; provided that if the plan is for the retirement of a supply or demand-side resource,  the Participant may proceed with its plan only if, after  engaging in good faith  negotiations  with persons designated by the Management  Committee to address the adverse  effects on reliability or operating  characteristics,  the negotiations  either address  the  adverse  effects to the  satisfaction  of the  Management

         Committee,  or no  satisfactory  resolution  can be  achieved  on terms acceptable to the parties within 90 days of the  Participant's  receipt of the Management Committee's notice. Any agreement resulting from such negotiations  shall be in writing and shall be filed in accordance with the Commission's filing requirements if it requires any payment.

                                   SECTION 19

                                    EXPENSES
                                    --------

19.1     Annual Fee.
         ----------

         Each Participant  shall pay to NEPOOL in January of each year an annual fee of $500, which shall be applied toward NEPOOL expenses.


19.2     NEPOOL  Expenses.  Commencing on January 1, 1999, or such other date as
         ----------------
         the Commission may determine,  most expenses of the System Operator are to be recovered by it directly from  Participants and  Non-Participants

         under  the  ISO's   Tariff   for   Transmission   Dispatch   and  Power

         Administration  (the  "ISO  Tariff")  and  shall  cease  to  be  NEPOOL expenses.  At such time,  whether or not the Second  Effective Date has occurred,  the payment of a portion of NEPEX  expenses from the Savings

         Fund in accordance with the Prior NEPOOL Agreement shall terminate.


         Further,  commencing  as of such time,  the balance of NEPOOL  expenses remaining to be paid after the  application of (i) the annual fee to be paid pursuant
         to Section  19.1,  and (ii) any fees or other  charges for  services or other  revenues  received by NEPOOL,  or collected on its behalf by the

         System Operator,  shall,  except as otherwise provided in Sections 19.3 and 19.4, be allocated  among and paid monthly by the  Participants  in accordance with their respective Voting Shares.


19.3     Reallocation  of Certain ISO Charges.  Schedule 3 of the ISO Tariff (as
         ------------------------------------
         defined in Section  19.2)  provides for the  allocation of a portion of the ISO's  expenses  (the  "Schedule 3 Expenses")  to  Participants  in accordance with their Voting Shares, as determined under the formula in

         Section  6.3,  as in  effect  prior  to  December  31,  1998.  However,

         effective commencing with the month for which the revised Voting Shares formula  provided  for in Section 1.1 of the Fortieth  Agreement  first becomes effective,  the Schedule 3 Expenses for the remaining months of

         1999 shall be reallocated in the monthly billings to Participants which combine  charges for ISO and NEPOOL  expenses  as  follows.  Schedule 3

         Expenses  shall be  allocated  among  Participants  based on the Voting

         Share  formula in Section 6.3 of this  Agreement  as in effect prior to

         December 31, 1998,  but with a maximum  allocation of 22% of Schedule 3

         Expenses  to any  one  Participant  and  its  Related  Persons.  If the

         aggregate Schedule 3 Expenses of a Participant and its Related

         Persons  would be in excess of 22% if it were not for this  limitation,

         the remaining  Schedule 3 Expenses for which such  Participant  and its

         Related Persons would otherwise be liable shall be allocated each month on a per capita basis to those  Participants  which receive a credit in the computation of their Voting Shares for the month under at least one of the P,  E, C,  X, M or R  components  of the  Voting  Share  formula specified in Section 6.3. It is expected that commencing in 2000 all of the  Schedule  3  Expenses  may be  recovered  by the ISO under the ISO

         Tariff on a transaction basis.


19.4     Restructuring    Costs.   The   expense   of    restructuring    NEPOOL
         ----------------------
         ("Restructuring  Expense"),  including  but not limited to (i) software development,  hardware and system software costs for  implementation of the Tariff and the new market  system,  (ii) the costs of the formation of the Independent  System Operator and related  separation  costs, and

         (iii) legal and consultant costs related to the amendment of the NEPOOL

         Agreement  (including  the  Tariff)  and the  proceeding  with  respect thereto at the Federal Energy  Regulatory  Commission,  has been funded during the  restructuring  period by those Entities which have been the

         Participants  during such period.  Commencing  as the Second  Effective

         Date,  the  Restructuring  Expense  shall be amortized in equal monthly amounts and repaid
         over the next 60 months  with  interest  thereon  at the rate of 8% per annum  from the date of  payment.  Each month  during the first  twelve months of such period each Participant shall pay its percentage "X", as

         determined  below,  of  1/60th  of  the  Restructuring   Expense,  plus

         accumulated  interest,  and  each  Participant  or other  Entity  which previously paid an unreimbursed portion of the aggregate  Restructuring

         Expense shall be entitled to receive each month its percentage  "Y", as determined  below,  of the  aggregate  amount to be paid for the month,

         including  accumulated  interest.  "X" and "Y" shall be  determined  in accordance with the following formulas:



                                    A
                            X =    ---   in which
                                    A1


                           X        is the  percentage  to be paid  pursuant  to

                                    this Section for a month by a Participant of

                                    the   aggregate   amount   payable   by  all

                                    Participants for the month.

                           A        is the amount payable by the Participant for

                                    the month under Schedule 2 of the ISO Tariff

                                    (as defined in Section 19.2).


                           A1       is  the  aggregate  amount  payable  by  all

                                    Participants  for the month under Schedule 2

                                    of the ISO Tariff.


                                    B
                           Y =     ---  in which
                                    B1


                           Y        is the percentage to be received for a month

                                    by a  Participant  or  other  Entity  of the

                                    aggregate amount to be received  pursuant to

                                    this  Section by all  Participants  or other

                                    Entities for the month.


                           B        is the amount of Restructuring  Expense paid

                                    by the  Participant  or  other  Entity  with

                                    respect to the  restructuring  period  which

                                    has not previously been reimbursed.

                           B1       is the  aggregate  amount  of  Restructuring

                                    Expense paid by all  Participants  and other

                                    Entities  with respect to the  restructuring

                                    period   which  has  not   previously   been

                                    reimbursed.


                           The Participants  agree to amend the Agreement within

                           twelve  months  after the  Second  Effective  Date to

                           specify how the balance of the Restructuring  Expense

                           is to be paid.


                                           SECTION 20

                                   INDEPENDENT SYSTEM OPERATOR
                                   ---------------------------


         (a)      The Management Committee is authorized and directed to approve one or more  agreements  to be entered  into with the ISO (the

                  "ISO Agreement") and any amendments to the ISO Agreement which the Committee may deem necessary or  appropriate  from time to

                  time.   The  ISO  Agreement   shall  specify  the  rights  and

                  responsibilities  of  NEPOOL  and the ISO,  for the  continued

                  operation  of the  NEPOOL  control  center  by the  ISO as the control center operator for the NEPOOL Control Area and the administration of the Tariff. In addition, the ISO shall be responsible for the furnishing of billing and other services required by NEPOOL.


         (b)      The fees and  charges of the ISO (other  than those  recovered under the ISO Tariff, as defined in Section 19.2, and fees and charges for services  which are  separately  billed),  and any indemnification  payable  under  the ISO  Agreement,  shall be shared by the Participants in accordance with Section 19.


         (c)      The  Participants  shall  provide  to the  ISO  the  financial support,  information and other resources  necessary to enable

                  the  ISO  to  provide  the  services   specified  in  the  ISO

                  Agreement,  or in this  Agreement,  in  accordance  with  Good

                  Utility  Practice and subject to the  budgeting,  approval and dispute  resolution  provisions  of the ISO Agreement and this

                  Agreement.


         (d)      The  Participants  shall provide  appropriate  funding for the acquisition  of  land,  structures,  fixtures,  equipment  and facilities, and other capital
                  expenditures  for the ISO,  which are  included  in the annual budget for the ISO in  accordance  with the  provisions of the

                  ISO  Agreement,  or  otherwise  specifically  approved  by the

                  Management  Committee.  All such land,  structures,  fixtures,

                  equipment and facilities,  and other capital  assets,  and all

                  software   or  other   intellectual   property  or  rights  to

                  intellectual  property or other assets,  acquired or developed by the ISO in order to carry  out its  responsibilities  under the ISO Agreement shall be the property of the Participants or

                  shall  be  acquired  by  the   Participants   under  lease  in

                  accordance  with  arrangements   approved  by  the  Management

                  Committee.  Unless otherwise agreed by the  Participants,  the funding of the  acquisition,  or lease,  of land,  structures,

                  fixtures,   equipment  and   facilities,   and  other  capital

                  expenditures,  or the  acquisition  of other  assets,  and the ownership  thereof,  or the  obligations  of  Participants  as lessees,  shall be in  proportion to the Voting Shares of each

                  Participant  in  effect  from time to time.  The  Participants shall  make all  such  assets  (including  the  assets  of the existing NEPOOL headquarters and control center) available for use by the ISO in carrying out its responsibilities  under the

                  ISO  Agreement.  The ISO  Agreement  shall require the ISO, on behalf of the Participants, to maintain and care for, insure as appropriate, and pay any property taxes relating to, assets made available for its use.


         (e)      The ISO Agreement shall require the ISO to refrain from any action that would create any lien, security interest or

                  encumbrance of any kind upon the facilities, equipment o

                  other assets of any Participant, or upon anything that becomes affixed to such facilities, equipment or other assets.  The

                  Participants and the ISO shall include in the ISO Agreement a provision that, upon the request of any Participant, the ISO shall (i) provide a written statement that it has taken no action that would create any such lien, security interest or encumbrance, and (ii) take all actions within the control of the ISO, at the direction and expense of the requesting

                  Participant, required for compliance by such Participant with the provisions of its mortgage relating to such facilities,

                  equipment or other assets.


         (f)      The ISO shall  have the right to appoint a  non-voting  member and an  alternate  to each  NEPOOL  committee  other  than the

                  Management

                  Committee.  The member appointed to each committee shall have all of the rights of any other member of the committee except the right to vote.


         (g)      The ISO shall have the same rights as a Participant to appeal to the Management Committee any action taken by any other

                  NEPOOL committee, and shall be entitled to appear before the

                  Management Committee on any such appeal.  Further, the ISO shall be entitled to submit any dispute with respect to a vote of the Management Committee to approve, modify, or reject a proposed action to resolution in accordance with Section 21.1,

                  whether or not the action could have been submitted by a

                  Participant in accordance with Section 21.1A.  In addition,

                  the ISO shall be entitled to submit any dispute with respect to a vote of the Management Committee which denies an appeal to the Management Committee by the ISO or which takes action on any rulemaking issue to the Board of Directors of the ISO for determination, subject to the right of the Management

                  Committee to seek a review in accordance with the Alternate

                  Dispute Resolution procedures or by the Commission.  The ISO shall give notice of any such submission to the Secretary of the Management Committee within ten days of the action of the Management Committee and shall mail a copy of such notice to each  member of the  Management  Committee.  Pending  final action on the submission in accordance with Section 21.1 or by the  Board  of  Directors  of the  ISO or the  Commission,  as

                  appropriate,  the  giving of notice  of the  submission  shall suspend the Management Committee's action. Unless the Board of

                  Directors  of the ISO acts within 60 days of the ISO's  notice to the Management  Committee,  the Management Committee action will be deemed to be approved.


         (h)      The  ISO  Agreement   shall  specify  the  ISO's   independent

                  authority with respect to rulemaking.


         (i)      NEPOOL  and  its  committees  and the ISO  shall  consult  and

                  coordinate   from  time  to  time  with  the  relevant   state

                  regulatory,  siting  and  other  authorities  of the  six  New

                  England  states on  operating,  planning  and other  issues of concern to the states.  The New England  Conference  of Public

                  Utilities  Commissioners,  Inc. (NECPUC) or its designee shall be furnished  notices of meetings of all NEPOOL committees and the  Board of  Directors  of the  ISO,  and  minutes  of their meetings. NECPUC and
                  other  state  authorities  shall be  provided  an  appropriate opportunity to appear at meetings of the NEPOOL committees and the Board of Directors of the ISO and to present  their views.

                  Representatives  of NEPOOL and the ISO shall be  designated to attend  meetings of NECPUC or any  committee  or task force of

                  NECPUC,  to the extent  NECPUC or its  committee or task force may deem such attendance appropriate.


                                        SECTION 21

                                 MISCELLANEOUS PROVISIONS
                                 ------------------------

21.1     Alternative Dispute Resolution.
         ------------------------------

         A.       General:
                  -------

                  If the ISO is aggrieved by a vote of the Management  Committee to  approve,  modify or reject a  proposed  action  under this

                  Agreement,  including the Tariff, it may submit the matter for resolution hereunder. If the Management Committee is aggrieved by an action of the ISO

                  Board  of  Directors   ("ISO  Board")  under  this  Agreement,

                  including  the  Tariff or the ISO  Agreement  (as  defined  in

                  Section 20(a)), the Management Committee may submit the matter for  resolution  hereunder;  provided,  however,  that  if the action  of the  ISO  relates  to  rulemaking,  the  Management

                  Committee  may submit the  matters for  resolution  under this

                  Section  21.1  only  with  the  concurrence  of the  ISO.  Any

                  Participant  which is  aggrieved  by a vote of the  Management

                  Committee to approve, modify or reject a proposed action under this Agreement,  including the Tariff, may, as provided below,

                  submit the matter for resolution hereunder if the vote:


                  (1)      requires such Participant to make a payment or to

                           take any action pursuant to this Agreement; or


                  (2)      reduces   the  amount  of  any  receipt  or  forbids,

                           pursuant to this Agreement,  the taking of any action

                           by the Participant; or

                  (3)      fails to afford it any right to which it is  entitled

                           under the  provisions of this Agreement or imposes on

                           it a  burden  to which it is not  subject  under  the

                           provisions of this Agreement; or


                  (4)      results  in  the  termination  of  the  Participant's

                           status as a Participant or imposes any penalty on the

                           Participant; or


                  (5)      results in an allocation of transmission or other

                           facilities support obligations; or


                  (6)      fails   to   grant   in  full  an   application   for

                           transmission service pursuant to the Tariff.


                  No legal or regulatory  proceeding  (except  those  reasonably necessary to toll statutes of  limitations,  claims for laches or other bars to later legal or  regulatory  action)  shall be initiated by any  Participant  with respect to any such matter while  proceedings are pending under this Section with respect to the matter.

         B.       Procedure:
                  ---------

                  (1)      Submission  of a  Dispute:  The ISO or a  Participant
                           -------------------------
                           seeking review of a vote of the Management  Committee

                           shall give  written  notice to the  Secretary  of the

                           Management  Committee within ten business days of the

                           vote, and shall mail or telecopy a copy of its notice

                           to each member of the Management Committee. Where the

                           Management  Committee is seeking  review of an action

                           of the ISO Board, the Management Committee shall give

                           written notice to the Secretary of the ISO Board. The

                           provider  of  notice  under  this  Section  shall  be

                           referred to herein as the "Aggrieved Party."


                  (2)      Suspension  of Action:  If the ISO seeks  review of a

                           vote of the  Management  Committee  pursuant  to this

                           Section,  the vote to be reviewed  shall be suspended

                           pending  resolution of such review by the  arbitrator

                           or   the   Commission   if   raised   in   regulatory

                           proceedings.  If a  Participant  seeks such a review,

                           the vote to be reviewed  shall be suspended for up to

                           90 days  following  the  giving of the  Participant's

                           notice pending resolution of any
                           arbitration    proceeding   unless   the   Management

                           Committee determines that the suspension will imperil

                           the stability or  reliability  of the NEPOOL  Control

                           Area bulk power supply.


                  (3)      Aggrieved Party Options: (i) If the notice is to seek
                           -----------------------
                           review  of a vote of the  Management  Committee,  the

                           Aggrieved Party's notice to the Management  Committee

                           shall invoke  arbitration as described  herein in its

                           notice  pursuant  to  paragraph  B(1),  and may  also

                           initiate   mediation   with  the   agreement  of  the

                           Management  Committee,  while  reserving such Party's

                           right to proceed  with the  arbitration  if mediation

                           does not  resolve  the  matter  within 20 days of the

                           giving of the Party's notice or such longer period as

                           may be fixed by mutual  agreement  of the  Management

                           Committee  and the Aggrieved  Party.  Notwithstanding

                           the   initiation   of  mediation,   the   arbitration

                           proceeding  shall  proceed   concurrently   with  the

                           selection  of the  arbitrator  pursuant to  paragraph

                           C(1) of this Section 21.1.

                  (ii)     If the notice is to seek review of an ISO action, the

                           Management Committee's notice to the ISO Board shall

                           (subject to the concurrence of the ISO for actions

                           relating to rulemaking as provided in Section 21.1A

                           invoke arbitration as described herein in its notice

                           pursuant to paragraph B(1), and may also initiate

                           mediation with the agreement of the ISO Board, while

                           reserving the Management Committee's right to proceed

                           with the arbitration if mediation does not resolve

                           the matter within 20 days of the giving of the

                           Management Committee's notice or such longer period

                           as may be fixed by mutual agreement of the ISO Board

                           and the Management Committee. Notwithstanding the

                           initiation of mediation, the arbitration proceeding

                           shall proceed concurrently with the selection of the

                           arbitrator pursuant to paragraph C(1) of this Section

                           21.1.


                  (4)      Mediation  Positions  not to be Used  Elsewhere:  All
                           -----------------------------------------------
                           mediation  proceedings  pursuant to this  Section are

                           confidential  and shall be treated as compromise  and

                           settlement  negotiations  for purposes of  applicable

                           rules of evidence.

                  (5)      Time Limits;  Duration:  Any other  Participant  that
                           ----------------------
                           wishes to participate  in an  arbitration  proceeding

                           hereunder  shall give  signed  written  notice to the

                           Secretary  of the  Management  Committee,  and to the

                           Secretary  of the ISO Board if the ISO is involved in

                           such  arbitration,  no later than ten  calendar  days

                           after the  giving of the notice of  arbitration.  The

                           arbitration  procedure  shall not exceed 90  calendar

                           days from the date of the  Aggrieved  Party's  notice

                           invoking  arbitration  to the  arbitrator's  decision

                           unless  the  parties  agree  upon a longer or shorter

                           time.  All  agreements  by the  ISO or the  aggrieved

                           Participant  and  the  Management  Committee  to  use

                           mediation  shall  establish  a  schedule  which  will

                           control unless later changed by mutual agreement.


                  C.       Arbitration:
                           -----------

                           (1)      Selection  of  Arbitrator:  The  ISO  or the
                                    -------------------------
                                    aggrieved  Participant  and  the  Management

                                    Committee  shall attempt to choose by mutual

                                    agreement a single neutral arbitrator
                                    to  hear  the  dispute.  If  the  ISO or the

                                    Participant  and  the  Management  Committee

                                    fail  to  agree  upon  a  single  arbitrator

                                    within  ten  calendar  days of the giving of

                                    notice of  arbitration  to the  Secretary of

                                    the Management Committee or the Secretary of

                                    the ISO  Board,  as the  case  may  be,  the

                                    American  Arbitration  Association  shall be

                                    asked to  appoint an  arbitrator.  In either

                                    case, the arbitrator  shall be knowledgeable

                                    in  matters  involving  the  electric  power

                                    industry, including the operation of control

                                    areas and bulk power systems,  and shall not

                                    have any  substantial  business or financial

                                    relationships  with the ISO,  NEPOOL  or its

                                    Participants (other than previous experience

                                    as an arbitrator)  unless otherwise mutually

                                    agreed   by  the   ISO   or  the   aggrieved

                                    Participant and the Management Committee.


                           (2)      Costs:  NEPOOL shall be responsible  for all
                                    -----
                                    of  the  costs  of the  proceeding  if it is

                                    initiated  by the  ISO or by the  Management

                                    Committee. If a proceeding is initiated by an aggrieved Participant, each party shall be responsible for the following costs, if

                                    applicable:


                                    (i)     its own costs  incurred  during  the

                                            arbitration   process  (except  that

                                            this does not  preclude  billing the

                                            aggrieved  Participant for its share

                                            of NEPOOL  Expenses that may include

                                            the      Management      Committee's

                                            arbitration costs); plus
                                                                ----

                                    (ii)    One half of the common  costs of the

                                            arbitration   including,   but   not

                                            limited to, the arbitrator's fee and

                                            expenses,  the  rental  charge for a

                                            hearing room and the cost of a court

                                            reporter    and    transcript,    if

                                            required.


                           (3)      Hearing Location:  Unless otherwise mutually
                                    ----------------
                                    agreed, the site for all arbitration

                                    hearings shall be NEPOOL counsel's office.

                  D.       Rules and Procedures:
                           --------------------


                           (1)      Procedure  and  Discovery:   The  procedural
                                    -------------------------
                                    rules  (if   any),   the   conduct   of  the

                                    arbitration and the availability, extent and

                                    duration of pre-hearing  discovery (if any),

                                    which   shall  be  limited  to  the  minimum

                                    necessary to resolve the matters in dispute,

                                    shall be  determined  by the  arbitrator  in

                                    his/her sole  discretion  at or prior to the

                                    initial hearing.


                           (2)      Pre-hearing Submissions:  The Aggrieved
                                    -----------------------
                                    Party shall provide the arbitrator with a

                                    brief written statement of its complaint and

                                    a statement of the remedy or remedies it

                                    seeks, accompanied by copies of any

                                    documents or other materials it wishes the

                                    arbitrator to review.  The Management

                                    Committee will provide the arbitrator with a

                                    copy of this Agreement and all relevant

                                    implementing documents, a brief description

                                    of the action being arbitrated, copies of

                                    the minutes of all NEPOOL committee meetings

                                    at which the matter was discussed, a
                                    brief    statement    explaining   why   the

                                    Management  Committee  believes its decision

                                    should  be  upheld  by the  arbitrator,  and

                                    copies of any  documents or other  materials

                                    the   Management    Committee   wishes   the

                                    arbitrator  to  review.  If  the  Management

                                    Committee is the  Aggrieved  Party,  the ISO

                                    Board will provide  copies of minutes of the

                                    ISO Board  meetings  at which the matter was

                                    discussed,  a brief statement explaining why

                                    the ISO Board  believes its decision  should

                                    be upheld by the  arbitrator,  and copies of

                                    any  documents  or other  materials  the ISO

                                    Board wishes the arbitrator to review. These

                                    submissions  shall be made  within five days

                                    after the selection of the arbitrator.


                                    In addition,  each party shall designate one

                                    or  more  individuals  to  be  available  to

                                    answer  questions the arbitrator may have on

                                    the documents or other  materials  submitted

                                    by  that  party.  The  answers  to all  such

                                    questions shall be reduced to writing by the

                                    party  providing the answer and a copy shall

                                    be furnished to the other party.

                           (3)      Initial Hearing:  An initial hearing will be
                                    ---------------
                                    held  no  later   than  10  days  after  the

                                    selection  of the  arbitrator  and  shall be

                                    limited to issues raised in the  pre-hearing

                                    filings.  The scheduling of further hearings

                                    at the  request  of  either  party or on the

                                    arbitrator's  own motion shall be within the

                                    sole discretion of the arbitrator.


                           (4)      Decision:  The arbitrator's decision shall
                                    --------
                                    be due, unless the deadline is extended by

                                    mutual agreement of the ISO or the aggrieved

                                    Participant and the Management Committee,

                                    within sixty days of the initial hearing or

                                    within ninety days of the Aggrieved Party's

                                    initiation of arbitration, whichever occurs

                                    first.  The arbitrator shall be authorized

                                    only to interpret and apply the provisions

                                    of this Agreement and the arbitrator shall

                                    have no power to modify or change the

                                    Agreement in any manner.


                           (5)      Effect of Arbitration Decision:  The
                                    ------------------------------
                                    decision of the arbitrator will be

                                    conclusive in a subsequent regulatory or legal proceeding as to the facts determined by the arbitrator but will not be conclusive

                                    as to the  law or  constitute  precedent  on

                                    issues of law in any  subsequent  regulatory

                                    or legal proceedings.


                           An aggrieved  party may initiate a proceeding  with a

                           court  or with the  Commission  with  respect  to the

                           arbitration or arbitrator's decision only:


                                    o       if the arbitration  process does not

                                            result in a decision within the time

                                            period  specified and the proceeding

                                            is  initiated   within  thirty  days

                                            after  the  expiration  of such time

                                            period; or


                                    o       on the grounds specified in Sections

                                            10 and 11 of  Title 9 of the  United

                                            States Code for judicial vacation or

                                            modification of an arbitration award

                                            and  the   proceeding  is  initiated

                                            within  thirty days of the  issuance

                                            of the arbitrator's decision.

                           (6)      Other  Disputes:  In  the  event  a  dispute
                                    ---------------
                                    arises   with  a  Non-   Participant   which

                                    receives or is  eligible to receive  service

                                    under  this  Agreement  or the  Tariff  with

                                    respect to such service, the Non-Participant

                                    shall  have the  right  to have the  dispute

                                    considered by the Management  Committee.  In

                                    the event the  Non-Participant  is aggrieved

                                    by the  Management  Committee's  vote on the

                                    dispute, and the vote has any of the effects

                                    specified  in  paragraph  A of this  Section

                                    21.1,  the  aggrieved   Non-Participant  may

                                    require  that the  dispute  be  resolved  in

                                    accordance  with this Section  21.1.  To the

                                    extent  that  NEPOOL  provides  services  to

                                    Non-Participants  under separate agreements,

                                    the Management  Committee shall  incorporate

                                    the  provisions of this Section by reference

                                    in any such  agreement,  in  which  case the

                                    term  "Participant"   shall  be  deemed  for

                                    purposes   of   the    dispute    resolution

                                    provisions  to include such  Non-Participant

                                    purchasers of NEPOOL services.

21.2     Payment of Pool Charges; Termination of Status as Participant.
         -------------------------------------------------------------

         (a)      Any  Participant  shall have the right to terminate its status as a  Participant  upon no less than six months' prior written notice given to the Secretary of the Management Committee.


         (b)      If at any time during the term of this Agreement a receiver or trustee of a Participant is appointed or a Participant is

                  adjudicated bankrupt or an order for relief is entered under the Federal Bankruptcy Code against a Participant or if there shall be filed against any Participant in any court(pursuant to the Federal Bankruptcy Code or any statute of Canada or any state or province) a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or

                  trustee of all or a portion of the Participant's property, and within ninety days after the filing of such a petition against the Participant, the Participant shall fail to secure a

                  discharge thereof, or if any Participant shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy or insolvency law or shall make an

                  assignment for the benefit
                  of creditors,  the  Management  Committee  may terminate  such

                  Participant's   status  as  a  Participant   as  of  any  time

                  thereafter.


         (c)      Each Participant is obligated to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by NEPOOL,

                  or by the ISO on behalf of NEPOOL.  If a Participant disputes a NEPOOL invoice in whole or part, it shall be entitled to continue to receive service under the Agreement and the

                  Tariff, so long as the Participant (i) continues to make all payments not in dispute, and (ii) pays into an independent escrow account the portion of the invoice in dispute,

                  pending resolution of the dispute.  If the Participant fails to meet these two requirements for continuation of service,

                  NEPOOL may suspend service, in whole or part, to the

                  Participant sixty days after the giving of notice to the

                  Participant of NEPOOL's intention to suspend service, in

                  accordance with Commission policy.


         (d)      In the event a Participant  fails, for any reason other than a billing dispute as described in subsection (c) of this Section

                  21.2, to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by

                  NEPOOL,  or by the ISO on behalf of NEPOOL, or the Participant fails to perform any other  obligation  under the Agreement or the Tariff,  and such failure continues for at least ten days,

                  NEPOOL may notify the  Participant  that it is in default  and may initiate a proceeding  before the  Commission to terminate such Participant's status as a Participant. Pending Commission action on such  termination,  NEPOOL may suspend  service,  in whole or part,  to the  Participant  on or after 50 days after

                  the  giving  of  such  notice  and  the   initiation  of  such

                  proceeding,  in accordance with Commission policy,  unless the

                  Participant cures the default within such 50-day period.


         (e)      If the status of a Participant as a Participant is terminated pursuant to this Section 21.2 or any other provision of this

                  Agreement, such former Participant's generation and

                  transmission facilities shall continue to be subject to such

                  NEPOOL or other requirements relating to reliability as

                  the Commission may approve in acting on the termination, for so long as the Commission may direct.  Further, if any of such former Participant's transmission facilities are required in order to permit transactions among any of the remaining

                  Participants pursuant to this Agreement or the

                  Tariff,  all pending requests for  transmission  service under the Tariff relating to such Participant's  facilities shall be followed to completion under the  Participant's own tariff and all existing service over the  Participant's  facilities shall continue to be provided under the Tariff for a period of three years.  It is the  intent  of  this  subsection  that  no such termination should be allowed to jeopardize the reliability of the bulk power  facilities  of any  remaining  Participant  or should be allowed to impose any unreasonable  financial burden on any remaining Participant.


         (f)      No such termination of a Participant's status as a Participant shall affect any obligation of, or to, such former Participant arising prior to the effective time of such termination.


21.3     Assignment.  The Agreement  shall inure to the benefit of, and shall be
         ----------
         binding upon, the successors and assigns of the respective  signatories hereto,  but no assignment of a  signatory's  interests or  obligations under the  Agreement or any portion  thereof  shall be made without the written  consent  of the  Management  Committee,  except  as  otherwise permitted by the Tariff,  or except in connection with a sale,  merger,

         or consolidation which results in the transfer of all or a portion of a signatory's generation or transmission assets to, and the assumption  of all of the  obligations  of  the  signatory  under  this

         Agreement  (or in the case of a transfer of a portion of a  signatory's generation or transmission assets, the assumption of obligations of the signatory  under this  Agreement  with  respect to such  assets) by, an acquiring or surviving Entity which either is, or concurrently becomes,

         a Participant,  or agrees to assume such of the signatory's obligations with respect to such assets as the Management  Committee may reasonably require,  or except in connection with the grant of a security interest in a Participant's assets as security for bonds or other financing.


21.4     Force Majeure.  A Participant  shall not be considered to be in default
         -------------
         in respect of any  obligation  hereunder if prevented  from  fulfilling such obligation by an event of Force Majeure. An event of Force Majeure means any act of God, labor disturbance,  act of the public enemy, war,

         insurrection,  riot,  fire,  storm or  flood,  explosion,  breakage  or accident  to  machinery  or  equipment,  any  Curtailment,  any  order,

         regulation or restriction  imposed by a court or governmental  military or lawfully established civilian authorities, or any other cause beyond a  Participant's  control,  provided  that no event  of  Force  Majeure affecting any Participant shall excuse that Participant from making any payment
         that it is obligated to make under this Agreement.  A Participant whose performance  under  this  Agreement  is  hindered  by an event of Force

         Majeure shall make all  reasonable  efforts to perform its  obligations

         under  this  Agreement,   and  shall  promptly  notify  the  Management

         Committee of the commencement and end of any event of Force Majeure.


21.5     Waiver of Defaults.  No waiver of the  performance  by a Participant of
         ------------------
         any  obligation  under this Agreement or with respect to any default or any other matter  arising in connection  with this  Agreement  shall be effective unless given by the Management Committee.  Any such waiver by the Management Committee in any particular instance shall not be deemed a waiver with respect to any subsequent performance, default or matter.


21.6     Other Contracts. No Participant shall be a party to any other agreement
         ---------------
         which in any manner is  inconsistent  with its  obligations  under this

         Agreement.

21.7     Liability and Insurance.
         -----------------------

         (a)      Each Participant will indemnify and save each of the other

                  Participants, its officers, directors and Related Persons

                  (each an "Indemnified Party") harmless from and against all actions, claims, demands, costs, damages and liabilities

                  asserted by a third party against the Indemnified Party

                  seeking indemnification and arising out of or relating to

                  bodily injury, death or damage to property caused by or

                  sustained on facilities owned or controlled by such

                  Participant that are the subject of this Agreement, or caused by a failure to act in accordance with this Agreement by the

                  Participant from which indemnification is sought, except (i)

                  to the extent that such liabilities result from the negligence or willful misconduct of the Participant seeking

                  indemnification, and (ii) each Participant shall be

                  responsible for all claims of its own employees, agents and servants growing out of any workmen's compensation law.  The amount of any indemnity payment under the provisions of this

                  Section 21.7 shall be reduced (including, without limitation,

                  retroactively) by any insurance proceeds or other amounts

                  actually recovered by the Indemnified Party in respect of the indemnified action, claim, demand, cost, damage or liability. Notwithstanding the foregoing, no Participant shall be liable to any  Indemnified  Party for any claim for loss of profits or revenues, attorneys' fees or costs, cost of capital or financing,  loss of goodwill or cost of  replacement  power arising from a Participant's carrying out, or failing to carry out, any obligations contemplated by this Agreement or for any other indirect, incidental, special, consequential,  punitive,

                  or multiple damages or loss; provided,  however,  that nothing

                  herein   shall  reduce  or  limit  the   obligations   of  any

                  Participant to Non-Participants.


         (b)      Each  Participant  shall  furnish,  at its sole expense,  such insurance coverage as the Management  Committee may reasonably require  with  respect to its  obligation  pursuant to Section

                  21.7(a).


21.8     Records and Information.  Each  Participant  shall keep such records as
         -----------------------
         may  reasonably  be  required  by a  NEPOOL  committee  or  the  System

         Operator,  and shall furnish to such  committee or the System  Operator such records,  reports and information  (including forecasts) as it may reasonably require,  provided the confidentiality  thereof is protected in accordance with NEPOOL's information policy.

21.9     Consistency with NPCC and NERC Standards.  The standards,  criteria and
         ----------------------------------------
         rules  adopted  by NEPOOL  committees  under  this  Agreement  shall be consistent  with those  adopted  by the  Northeast  Power  Coordinating

         Council  and the North  American  Electric  Reliability  Council or any

         successor to either.


21.10    Construction.
         ------------

         (a)      The Table of  Contents  contained  in this  Agreement  and the headings of the  Sections of this  Agreement  are intended for convenience  only and  shall  not be deemed to be part of this

                  Agreement or considered in construing it.


         (b)      This Agreement shall be interpreted, construed and governed in accordance with the laws of the State of Connecticut.


21.11    Amendment. This Agreement,  including the Tariff, and any attachment or
         ---------
         exhibit hereto may be amended from time to time by an instrument signed by Participants having aggregate Voting Shares equal to at least 70% of the Voting

         Shares of all Participants; provided that an amendment shall not become effective if six or more Participants  which are not Related Persons of each other and which have aggregate Voting Shares at least equal to 20%

         of the Voting Shares of all  Participants  give notice to the Secretary of the Management  Committee  that they object to the amendment  within thirty  days  after the  giving  of  notice to them of the  prospective

         effectiveness  of  the  amendment.   In  determining  whether  the  20%

         requirement  has been met, the 18% limitation  specified in Section 6.3 on the  aggregate  Voting  Shares of any  Participant  and its  Related

         Persons shall be applicable.


         Any  amendment to this  Agreement  shall be in writing and shall become effective on the date specified in the amendment, subject to acceptance

         or  approval  by  the   Commission,   whether  or  not  the   remaining

         Participants agree, provided that the remaining Participants shall have been given  written  notice of the  prospective  effectiveness  of such amendment  at least  thirty  days prior to the  effective  date of such amendment, and provided further, that such an amendment does not impose a burden on such remaining  Participants which is materially  different in nature or  materially  greater  in degree  than that  imposed on the

         Participants which have agreed to such amendment. Such notice shall be accompanied by a form of notice which may be signed and returned to the

         Secretary  of  the  Management   Committee  to  state  a  Participant's

         objection to the amendment.  Any Participant  which has given notice of its  objection to such  amendment  shall be entitled to  terminate  its status as a  Participant  effective  as of the  effective  date of such amendment  by  giving  to the  Secretary  of the  Management  Committee written notice of such termination  within thirty days after notice has been given to it of the  prospective  effectiveness  of such amendment.

         Effective  as of thirty  days  after the  giving of such  notice of the prospective  effectiveness of such amendment, any Participant which has not  previously  given notice of its  objection to such  amendment  and which does not give notice of termination of status as herein  provided within  such  thirty-day  period  shall  thereafter  be  bound  by such amendment;  provided that nothing  herein shall be construed to prevent any Participant from challenging any proposed  amendment before a court or regulatory  agency on the ground that the proposed  amendment or its application  to the  Participant  is in  violation  of  law or of  this

         Section 21.11.


21.12    Termination.  This Agreement shall continue in effect until terminated,
         -----------
         in  accordance  with  the  Commission's  regulations,  by  Participants represented by
         members of the  Management  Committee  having Voting Shares equal to at least 70% of the Voting Shares of all Participants. No such termination shall  relieve  any  party  of  any  obligation  arising  prior  to the effective time of such termination.


21.13    Notices to Participants.
         -----------------------

         (a)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to any Participant shall be in writing, and shall be (1) personally delivered to the Management Committee member or alternate appointed by the

                  Participant; (2) mailed, postage prepaid, to the Participant at the address of its member on the Management Committee as set out in the NEPOOL roster; (3) sent by facsimile ("faxed")

                  to the Participant at the fax number of its member on  the

                  Management Committee as set out in the NEPOOL roster; or (4)

                  delivered electronically to the Participant at the electronic mail address of its member on the Management Committee or at the address of its principal office.  The designation of any such address may be changed at any time by written notice

                  delivered to the Secretary of the Management

                  Committee,  who shall cause such change to be reflected in the

                  NEPOOL roster.


         (b)      Any notice, demand, request or other communication required or authorized by this Agreement to be given to any NEPOOL

                  committee shall be in writing and shall be delivered to the

                  Secretary of the committee.  Each such notice shall either be personally delivered to the Secretary, mailed, postage

                  prepaid, or sent by facsimile ("faxed") to the Secretary at the address or fax number set out in the NEPOOL roster, or delivered electronically to the Secretary. The designation of such address may be changed at any time by written notice

                  delivered to each Participant.


         (c)      Any such notice,  demand or request so addressed and mailed by registered or certified  mail shall be deemed to be given when

                  so  mailed.  Any  such  notice,   demand,   request  or  other

                  communication  sent by regular mail or by facsimile  ("faxed")

                  or  delivered   electronically  shall  be  deemed  given  when

                  received  by  the  Participant  or by  the  Secretary  of  the

                  committee, whichever is applicable.

21.14    Severability and  Renegotiation.  If any provision of this Agreement is
         -------------------------------
         held by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions,

         covenants and  restrictions  of this  Agreement  shall continue in full force  and  effect  and  shall  in no  way  be  affected,  impaired  or invalidated, except as otherwise explicitly provided in this Section.


         If any  provision of this  Agreement  is held by a court or  regulatory

         authority   of   competent   jurisdiction   to  be  invalid,   void  or

         unenforceable,  or if the  Agreement  is modified or  conditioned  by a regulatory authority exercising  jurisdiction over this Agreement,  the

         Participants  shall  endeavor in good faith to negotiate such amendment or amendments to this  Agreement as will restore the relative  benefits and obligations of the  Participants  under this Agreement  immediately prior to such holding,  modification or condition.  If after sixty days such  negotiations are unsuccessful the Participants may exercise their withdrawal or termination rights under this Agreement.


21.15    No Third-Party Beneficiaries.  Except for the provisions of this
         ----------------------------
         Agreement and the Tariff which provide for service to Non-Participants,

         this Agreement is
         intended  to be solely for the  benefit of the  Participants  and their respective  successors  and  permitted  assigns and,  unless  expressly stated  herein,  is not  intended to and shall not confer any rights or benefits  on any third  party  (other  than  successors  and  permitted assigns) not a signatory hereto.


21.16    Counterparts.  This Agreement may be executed in any number of
         ------------
         counterparts, and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument.  Any signature page of this Agreement may be detached from any counterpart of this

         Agreement without impairing the legal effect of any signatures thereon,

         and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.


         IN WITNESS  WHEREOF,  the signatories  have caused this Agreement to be executed by their duly authorized officers or representatives.

                                                                  ATTACHMENT A
                                                                  TO RESTATED
                                                                NEPOOL AGREEMENT













                                 METHODOLOGY FOR
                                DETERMINATION OF
                               TRANSMISSION FLOWS

         The methodology for determining  parallel path transmission flows to be used in determining the  distribution of revenues  received for Regional Network

Service provided during the Transition Period, or for Through or Out Service, is

as  follows,  and  shall be  determined  (1) on the  basis of the  flows for all
                                         ---
transactions  in the NEPOOL Control Area  ("Regional  Flows") for the purpose of allocating during the Transition  Period Regional Network Service revenues,  and

(2) on the  basis of the  flows  for the  particular  transaction  ("Transaction
---
Flows") for the purpose of allocating  revenues  during or after the  Transition

Period from the furnishing of Through or Out Service:


         A.       Responsibility for Calculations
                  -------------------------------


         The  calculation of megawatt mile  allocations in accordance  with this methodology shall be performed under the direction of the Regional  Transmission

Planning Committee ("RTPC").

         B.       Periodic Review
                  ---------------


         Calculations  of  MW-Mile   allocations  shall  be  performed  whenever

significant  changes to the transmission system load flows, as determined by the

RTPC, occur.


         C.       Facilities Included in the Analysis
                  -----------------------------------

                  1.       Transmission Lines


                           A calculation of MW-miles shall be determined for all

                           PTF lines.


                  2.       Generators


                           The  analysis  shall  include all  generators  with a

                           Winter  Capability  equal to or greater than 10.0 MW.

                           Multiple generators  connected to a single bus with a

                           total Winter Capability equal to or greater than 10.0

                           MW shall also be included.

                  3.       Transformers


                           All transformers  connecting PTF  transmission  lines

                           shall be included in the analysis.


         D.       Determination of Rate Distribution


                  1.       General

                           Modeling  of  the   transmission   system   shall  be

                           performed  using  a  system  simulation  program  and

                           associated cases as approved by the RTPC.


                  2.       Determination of Regional Flows


                           The   change  in  real  power  flow  (MW)  over  each

                           transmission line and transformer shall be determined

                           for  each  generator  (or  group of  generators  on a

                           single bus) by determining  the absolute value of the

                           difference  between the flows on each  facility  with

                           the
                           generator(s)  modeled off and while  operating at its

                           net Winter Capability. In addition, a generator shall

                           be  simulated  at each  transmission  line tie to the

                           NEPOOL  Control  Area and changes in flow  determined

                           for this generator off or while generating at a level

                           of 100 MW. Loads  throughout  the NEPOOL Control Area

                           shall  be   proportionally   scaled  to  account  for

                           differences   in  generator   output  and  electrical

                           losses.  The changes in flow shall be  multiplied  by

                           the length of each respective  line.  Changes in flow

                           through  transformers shall be multiplied by a factor

                           of  five.  Changes  in  flow  through  phase-shifting

                           transformers  shall be multiplied by a factor of ten.

                           The   resulting   values   represent   the   MW-miles

                           associated with each facility.


                  3.       Determination of Transaction Flows


                           a.       Definition of Supply and Receipt Areas


                                    For the purposes of these calculations,

                                    areas of supply and receipt shall be

                                    determined by the RTPC.  These areas
                                    shall be based on the system boundaries of

                                    each Local Network.


                           b.       Calculation of MW-Miles


                                    The change in real power flow (MW) over each

                                    transmission  line and transformer  shall be

                                    determined  for each  combination  of supply

                                    and  receipt   areas  by   determining   the

                                    absolute value of the difference between the

                                    flows on each  facility  following  a scaled

                                    increase of the supplying  areas  generation

                                    by 100 MW.  Loads  in the  area  of  receipt

                                    shall be scaled to  account  for  changes in

                                    generation   and   electrical   losses.   In

                                    instances  where the areas of supply  and/or

                                    receipt are outside the NEPOOL Control Area,

                                    the  changes  in  real  power  flow  will be

                                    determined  only for  facilities  within the

                                    NEPOOL  Control  Area.  The  changes in flow

                                    shall  then be  multiplied  by the length of

                                    each  respective   line.   Changes  in  flow

                                    through  transformers shall be multiplied by

                                    a factor of five.

                                    Changes  in  flow   through   phase-shifting

                                    transformers shall be multiplied by a factor

                                    of ten. The resulting  values  represent the

                                    MW-miles associated with each facility.


                  4.       Assignment of MW-Miles to Participants


                           Each  Participant  shall  have  assigned  to  it  the

                           MW-miles  associated with each PTF facility for which

                           it has full ownership. Each Participant shall also be

                           assigned  MW-miles in proportion to the percentage of

                           its  ownership  of  jointly-owned  facilities  or the

                           percentage of its support for facilities for which it

                           provides support.